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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒                Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐
Preliminary Proxy Statement

☐
Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material Pursuant to Rule 14a-12

WILLIAMS SCOTSMAN INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)
Amount previously paid:

(2)
Form, Schedule or Registration Statement No.:

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Date filed:

WILLIAMS SCOTSMAN INTERNATIONAL, INC.

8211 Town Center Drive

Baltimore, Maryland 21236

September 28, 2007

To Our Stockholders:

        You are cordially invited to attend a special meeting of stockholders of Williams Scotsman International, Inc., referred to as the Company or Williams Scotsman, to be held at 10 a.m., Eastern Time, on October 29, 2007, at 8211 Town Center Drive, Baltimore, Maryland 21236. The attached notice of the special meeting and proxy statement provide information regarding the matters to be acted on at the special meeting, including at any adjournment or postponement thereof.

        At the special meeting you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of July 18, 2007, as it may be amended from time to time, referred to as the merger agreement, by and among Williams Scotsman, Ristretto Group S.a.r.l., referred to as Parent, Ristretto Acquisition Corp., referred to as Merger Sub, and Ristretto Holdings SCA, referred to as Guarantor. A copy of the merger agreement is attached as Appendix A to the accompanying proxy statement. Pursuant to the merger agreement, Merger Sub, a wholly owned subsidiary of Parent, will be merged with and into Williams Scotsman, with Williams Scotsman being the surviving corporation. Parent, a Luxembourg company, is a subsidiary of Guarantor, also a Luxembourg company, and Merger Sub is a Delaware corporation formed in connection with the execution of the merger agreement. Guarantor, which has guaranteed the obligations of Parent and Merger Sub under the merger agreement, is the holding company of the Ristretto Group, a European mobile and modular space business.

        If Williams Scotsman's stockholders adopt the merger agreement and the merger is completed, each share of Williams Scotsman common stock (other than treasury shares, shares held by Parent, Merger Sub or any subsidiary of Williams Scotsman and shares held by any Williams Scotsman stockholders who choose to be dissenting stockholders by exercising and perfecting their appraisal rights under Delaware law with respect to the merger) will be converted into the right to receive $28.25 in cash, without interest and less any applicable withholding taxes. The receipt of cash in exchange for shares of Williams Scotsman common stock pursuant to the merger will constitute a taxable transaction to U.S. persons for U.S. federal income tax purposes.

        After careful consideration, Williams Scotsman's board of directors has unanimously (1) determined that the merger agreement, the terms thereof and the merger and the other transactions contemplated thereby are fair to and in the best interests of Williams Scotsman and the holders of Williams Scotsman common stock and (2) approved and declared the advisability of the merger agreement.

        Adoption of the merger agreement requires the affirmative vote of the holders of a majority of all outstanding shares of Williams Scotsman common stock entitled to vote at the special meeting. Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P., each stockholders of Williams Scotsman, beneficially owned in the aggregate approximately 27.3% of the outstanding Williams Scotsman common stock as of the record date. These stockholders have entered into voting agreements whereby each has agreed to vote all of their respective shares of

Williams Scotsman common stock in favor of the proposal to adopt the merger agreement at the special meeting.

        Williams Scotsman's board of directors recommends that you vote FOR the proposal to adopt the merger agreement and FOR any proposal by Williams Scotsman's board of directors to adjourn the special meeting to a later date, including, without limitation, to solicit additional proxies in favor of the adoption of the merger agreement in the event that there are not sufficient votes represented at the special meeting to adopt the merger agreement.

        The accompanying proxy statement provides you with detailed information about the merger agreement, the proposed merger and the special meeting. Please give this material your careful attention. You also may obtain more information about Williams Scotsman from documents we have filed with the Securities and Exchange Commission.

        Regardless of the number of shares you own, your vote is very important. We cannot complete the merger unless the merger agreement is adopted by the affirmative vote of the holders of a majority of the outstanding shares of Williams Scotsman common stock entitled to vote on the proposal. If you fail to vote on the proposal to adopt the merger agreement, the effect will be the same as a vote against the proposal. Whether or not you plan to attend the special meeting, please submit your proxy by completing, signing, dating and returning the enclosed proxy card at your first opportunity.

        Returning the proxy card will not deprive you of your right to attend the special meeting and vote your shares in person. If you receive more than one proxy card because you own shares that are registered differently, please submit proxies for all of your shares shown on all of your proxy cards. If you complete, sign and submit your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of the proposal to adopt the merger agreement and in favor of any proposal by Williams Scotsman's board of directors to adjourn the special meeting to a later date.

        If you have any questions or need assistance voting your shares, please call Innisfree M&A Incorporated, our proxy solicitation agent, toll-free at (888) 750-5834.

        Thank you for your cooperation and continued support.

Very truly yours,

GERARD E. HOLTHAUS
Chairman of the Board

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in the enclosed documents. Any representation to the contrary is a criminal offense.

The proxy statement is dated September 28, 2007, and is expected to be first mailed to stockholders on or about October 1, 2007.

WILLIAMS SCOTSMAN INTERNATIONAL, INC.

8211 Town Center Drive

Baltimore, Maryland 21236

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 29, 2007

To Our Stockholders:

        You are cordially invited to attend a special meeting of the stockholders of Williams Scotsman International, Inc., a Delaware corporation, referred to as the Company or Williams Scotsman, to be held at 10 a.m., Eastern Time, on October 29, 2007, at 8211 Town Center Drive, Baltimore, Maryland 21236, to consider and vote upon the following matters:

  •
  a proposal to adopt the Agreement and Plan of Merger, dated as of July 18, 2007, as it may be amended from time to time, referred to as the merger agreement, by and among Williams Scotsman, Ristretto Group S.a.r.l., a Luxembourg company, referred to as Parent, Ristretto Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent, referred to as Merger Sub, and Ristretto Holdings SCA, a Luxembourg company, referred to as Guarantor; and

  •
  any proposal by Williams Scotsman's board of directors to adjourn the special meeting to a later date, including, without limitation, to solicit additional proxies in favor of the adoption of the merger agreement in the event that there are not sufficient votes represented at the special meeting to adopt the merger agreement.

        Only stockholders who owned Williams Scotsman common stock of record at the close of business on September 26, 2007 are entitled to notice of, to vote at, and to attend the special meeting and any adjournment or postponement of the special meeting. A list of Williams Scotsman's stockholders eligible to vote at the special meeting will be available at our principal offices at 8211 Town Center Drive, Baltimore, Maryland 21236 during normal business hours from October 3, 2007, through October 26, 2007, and will also be available at the special meeting and at any adjournment or postponement thereof.

        After careful consideration, Williams Scotsman's board of directors has unanimously (1) determined that the merger agreement, the terms thereof and the merger and the other transactions contemplated thereby are fair to and in the best interests of Williams Scotsman and the holders of Williams Scotsman common stock and (2) approved and declared the advisability of the merger agreement. Williams Scotsman's board of directors recommends that you vote FOR the proposal to adopt the merger agreement and FOR any proposal by Williams Scotsman's board of directors to adjourn the special meeting to a later date, including, without limitation, to solicit additional proxies in favor of the adoption of the merger agreement in the event that there are not sufficient votes represented at the special meeting to adopt the merger agreement.

        Regardless of the number of shares that you own, your vote is very important.    The merger cannot be completed unless the merger agreement is adopted by the affirmative vote of the holders of a majority of the outstanding shares of Williams Scotsman common stock entitled to vote on the proposal. An adjournment proposal by Williams Scotsman's board of directors requires the affirmative vote of a majority of the shares of Williams Scotsman common stock present at the special meeting and entitled to vote thereon. Your shares can be voted at the special meeting only if you are present or represented by a valid proxy. Even if you plan to attend the special meeting, we request that you submit your proxy by completing, signing, dating and returning the enclosed proxy card at your first opportunity.

        If you fail to return your proxy card, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and such failure to return your proxy card will have the same effect as a vote against the proposal to adopt the merger agreement but will not affect the outcome of the vote regarding any adjournment proposal by Williams Scotsman's board of directors.

        Returning the proxy card will not deprive you of your right to attend the special meeting and vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name or present evidence of your ownership of the shares as of the record date, such as a copy of your most recent statement.

        If you receive more than one proxy card because you own shares that are registered differently, please submit proxies for all of your shares shown on all of your proxy cards. If you complete, sign and submit your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of the proposal to adopt the merger agreement and approval of any proposal by Williams Scotsman's board of directors to adjourn the special meeting referred to above.

        Williams Scotsman's stockholders have the right to dissent from the merger and obtain payment in cash of the appraised fair value of their shares under applicable provisions of Delaware law. In order to perfect and exercise appraisal rights, stockholders must give written demand for appraisal of their shares before the taking of the vote on the merger at the special meeting and must not vote in favor of the merger. A copy of the applicable Delaware statutory provisions is included as Appendix C to the accompanying proxy statement, and a summary of these provisions can be found under "Dissenters' Appraisal Rights" in the accompanying proxy statement.

        PLEASE DO NOT SEND YOUR STOCK CERTIFICATES AT THIS TIME. IF THE MERGER IS COMPLETED, YOU WILL BE SENT INSTRUCTIONS REGARDING THE SURRENDER OF YOUR STOCK CERTIFICATES.

        If you have any questions or need assistance in voting your shares, please call Innisfree M&A Incorporated, our proxy solicitation agent, toll-free at (888) 750-5834.

        The merger agreement and the merger are described in the accompanying proxy statement. A copy of the merger agreement is included as Appendix A to the accompanying proxy statement. We urge you to read the entire proxy statement carefully.

BY ORDER OF THE BOARD OF DIRECTORS,

JOHN B. ROSS
Corporate Secretary

September 28, 2007

i

	Rights of Stockholders Who Object to the Merger	55
	Solicitation of Proxies	55
	Other Business	56
	Questions and Additional Information	56
	Availability of Documents	56
THE MERGER AGREEMENT		57
	Structure of the Merger	57
	Effective Time of the Merger	57
	Certificate of Incorporation; Bylaws; and Directors and Officers of the Surviving Corporation	57
	Merger Consideration	57
	Treatment of Options and Restricted Stock	58
	Payment for Shares	58
	Transfer of Shares	60
	Representations and Warranties	60
	Covenants Relating to Conduct of Business Pending the Merger	63
	Access to Information; Confidentiality	65
	Financing	66
	Solicitation of Alternate Transactions	67
	Rule 16b-3	70
	Directors' and Officers' Indemnification and Insurance	70
	Publicity	71
	Reasonable Best Efforts; Consents and Approvals; State Takeover Laws	71
	Notification of Certain Matters	72
	Stockholder Litigation	72
	Employee Benefit Matters	72
	Conditions to Completing the Merger	73
	Termination	74
	Fees and Expenses; Termination Fee	75
	Amendment	76
	Assignment	76
	Guaranty by the Guarantor	77
THE VOTING AGREEMENTS		78
OTHER IMPORTANT INFORMATION REGARDING WILLIAMS SCOTSMAN		79
	Price Range of Common Stock	79
	Security Ownership of Certain Beneficial Owners and Management	79
DISSENTERS' APPRAISAL RIGHTS		82
SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS		85
OTHER MATTERS		86
	Other Business at the Special Meeting	86
	Multiple Stockholders Sharing One Address	86
WHERE YOU CAN FIND ADDITIONAL INFORMATION		87
APPENDIX A —	The Merger Agreement	A-1
APPENDIX B-1 —	Opinion of CIBC World Markets Corp.	B-1-1
APPENDIX B-2 —	Opinion of Banc of America Securities LLC	B-2-1
APPENDIX C —	Delaware Code, Title 8. Corporations, Chapter 1. General Corporation Law, Subchapter IX. Merger, Consolidation or Conversion; Section 262 Appraisal Rights.	C-1

ii

SUMMARY TERM SHEET

        This Summary Term Sheet summarizes selected information in the proxy statement. However, it may not contain all of the information that may be important to your consideration of the proposed merger. You should carefully read this entire proxy statement and the other documents to which this proxy statement refers you for a more complete understanding of the matters being considered at the special meeting. In addition, you may obtain without charge certain additional information relating to Williams Scotsman by following the instructions in "Where You Can Find Additional Information" beginning on page 87.

The Parties to the Merger

        See "The Parties to the Merger" beginning on page 52.

  •
  Williams Scotsman International, Inc., a Delaware corporation, is a provider of modular space solutions. Williams Scotsman's principal executive offices are located at 8211 Town Center Drive, Baltimore, Maryland 21236 and its telephone number is (410) 931-6000. References to "Williams Scotsman," the "Company," "we," "our," or "us" in this proxy statement refer to Williams Scotsman International, Inc., a Delaware corporation, and its subsidiaries, unless otherwise indicated by context.

  •
  Ristretto Group S.a.r.l., a Luxembourg company, which we refer to in this proxy statement as Parent, is a holding company which prior to the effective time owns 100% of the capital stock of Merger Sub. Parent is controlled by investment funds managed by TDR Capital LLP, which we refer to in this proxy statement as TDR. Parent's principal executive offices are located at 20, rue de la Poste, L-2346, Luxembourg, and its telephone number is + 352 260 236 400.

  •
  Ristretto Acquisition Corp., a Delaware corporation, which we refer to in this proxy statement as Merger Sub, is a wholly owned subsidiary of Parent. Merger Sub was formed solely for the purpose of effecting the merger by merging into Williams Scotsman. Merger Sub has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated by the merger agreement. Merger Sub's principal executive offices are located at 20, rue de la Poste, L-2346, Luxembourg, and its telephone number is + 352 260 236 400.

  •
  Ristretto Holdings SCA, a Luxembourg company, which we refer to in this proxy as Guarantor, is controlled by TDR. Guarantor is not a party to the merger agreement, other than for purposes of guaranteeing the obligations of Parent and Merger Sub thereunder. Guarantor is the holding company of the Ristretto Group, a European mobile and modular space business. Guarantor's principal executive offices are located at 20, rue de la Poste, L-2346, Luxembourg, and its telephone number is + 352 260 236 400.

The Merger

        You are being asked to vote to adopt the Agreement and Plan of Merger, dated as of July 18, 2007, as it may be amended from time to time, among Parent, Merger Sub, Williams Scotsman and Guarantor, which we refer to in this proxy statement as the merger agreement, pursuant to which Merger Sub will merge with and into Williams Scotsman, with Williams Scotsman continuing as the surviving corporation in the merger. Following the merger the surviving corporation will continue doing business as "Williams Scotsman International, Inc." Following the merger the surviving corporation will be a wholly owned subsidiary of Parent. As a result of the merger, Williams Scotsman will cease to be an independent, publicly traded company. See "The Merger Agreement" beginning on page 57. A copy of the merger agreement is attached as Appendix A to this proxy statement. You should read the merger agreement in its entirety because it, and not this proxy statement, is the legal document that governs the merger.

Merger Consideration

        If the merger is completed, you will be entitled to receive $28.25 in cash, without interest and less any applicable withholding taxes, for each share of Williams Scotsman common stock that you own (unless you choose to be a dissenting stockholder by exercising and perfecting your appraisal rights under Delaware law with respect to the merger). See "The Merger Agreement—Merger Consideration" and "Dissenters' Appraisal Rights" beginning on pages 57 and 82, respectively.

Treatment of Outstanding Options, Shares Purchased Under ESPP and Restricted Stock

        At the effective time of the merger, unless otherwise agreed between Parent and the holder thereof:

  •
  each outstanding option, which we refer to in this proxy as an option, to acquire Williams Scotsman common stock (other than the options granted on July 5, 2007, which are discussed below) granted under Williams Scotsman's stock option plans, vested or unvested, will be canceled, and the holder thereof, each referred to in this proxy as an option holder, will be entitled to receive in consideration of the cancellation and as settlement of all rights of such option holder with respect to such option, an amount in cash equal to the excess (if any) of (A) the product of (i) the number of shares of common stock subject to such option and (ii) the merger consideration over (B) the aggregate exercise price of such option, without interest and less any amounts required to be deducted and withheld under any applicable law. All payments with respect to canceled options shall be made by the disbursing agent as promptly as reasonably practicable after the effective time from funds deposited by or at the direction of Parent to pay such amounts in accordance with the merger agreement, but in no event later than five business days after the effective time;

  •
  each outstanding option granted on July 5, 2007, will be canceled and converted into the right to receive a cash payment on the date that is the earlier of the first anniversary of the effective time or the date of such option holder's termination of employment (provided, that such payment will be forfeited if such option holder's employment is terminated by Williams Scotsman for "cause" or the option holder terminates his or her employment without "good reason"). Such cash payment shall be in an amount equal to the excess (if any) of (A) the product of (i) the number of shares of common stock subject to such option and (ii) the merger consideration over (B) the aggregate exercise price of such option, without interest and less any amounts required to be deducted and withheld under any applicable law;

  •
  each share of common stock of Williams Scotsman purchased under the employee stock purchase plan shall be automatically converted into the right to receive the merger consideration on the same basis as other shares of common stock; and

  •
  each outstanding award of restricted Williams Scotsman common stock, referred to as restricted stock, will vest and become free of all restrictions immediately prior to the effective time and shall be canceled and converted into the right to receive the merger consideration.

        See "The Merger Agreement—Treatment of Options and Restricted Stock" beginning on page 58.

Record Date and Voting

        You are entitled to vote at the special meeting if you owned shares of Williams Scotsman common stock at the close of business on September 26, 2007, the record date for the special meeting. Each outstanding share of Williams Scotsman common stock on the record date entitles the holder to one vote on each matter submitted to stockholders for approval at the special meeting and any adjournment or postponement thereof. As of the record date, there were 43,711,090 shares of Williams Scotsman common stock entitled to be voted at the special meeting. See "The Special Meeting of Stockholders—Record Date" beginning on page 53.

Stockholder Vote Required to Adopt the Merger Agreement

        You are being asked to consider and vote upon a proposal to adopt the merger agreement. For us to complete the merger, stockholders holding a majority of the shares of Williams Scotsman common stock outstanding at the close of business on the record date and entitled to vote thereon must vote FOR the proposal to adopt the merger agreement. Abstentions and broker non-votes will have the effect of a vote against the proposal to adopt the merger agreement. See "The Special Meeting of Stockholders—Voting Rights; Quorum; Vote Required for Approval" beginning on page 53.

Voting Information

        Before voting your shares of Williams Scotsman common stock, we encourage you to read this proxy statement in its entirety, including its appendices and any materials specifically referred to herein, and carefully consider how the merger will affect you. To ensure that your shares can be voted at the special meeting, please complete, sign, date and mail the enclosed proxy card (which requires no postage if mailed in the United States) as soon as possible. If a broker holds your shares in "street name," your broker should provide you with instructions on how to record your vote. See "The Special Meeting of Stockholders—Voting and Revocation of Proxies" beginning on page 54.

Reasons for the Merger

        The purpose of the merger for Williams Scotsman is to enable its stockholders to immediately realize the value of their investment in Williams Scotsman through the receipt of the per share merger consideration of $28.25 in cash, which represents a premium of approximately 21% to Williams Scotsman's closing price on NASDAQ on July 18, 2007, the last trading day before the announcement of the merger agreement, and a premium of approximately 20.3% based on the 30-day average price of Williams Scotsman common stock as of such date. For this reason, and the reasons discussed under "The Merger—Determination of the Board of Directors; Reasons for Approval of the Merger; Recommendations," the board of directors has unanimously determined that the merger agreement, the terms thereof and the merger and the other transactions contemplated thereby are fair to and in the best interests of Williams Scotsman and the holders of Williams Scotsman common stock and approved and declared the advisability of the merger agreement. See "The Merger—Determination of the Board of Directors; Reasons for Approval of the Merger; Recommendations" beginning on page 26.

Determination of the Board of Directors

        After careful consideration, Williams Scotsman's board of directors has unanimously (1) determined that the merger agreement, the terms thereof and the merger and the other transactions contemplated thereby are fair to and in the best interests of Williams Scotsman and the holders of Williams Scotsman common stock and (2) approved and declared the advisability of the merger agreement. See "The Merger—Determination of the Board of Directors; Reasons for Approval of the Merger; Recommendations" beginning on page 26.

        Williams Scotsman's board of directors recommends that you vote FOR the proposal to adopt the merger agreement and FOR any proposal by Williams Scotsman's board of directors to adjourn the special meeting to a later date, including, without limitation, to solicit additional proxies in favor of the adoption of the merger agreement in the event that there are not sufficient votes represented at the special meeting to adopt the merger agreement.

        Williams Scotsman's board of directors has also approved certain voting agreements relating to the shares of Williams Scotsman common stock held by certain stockholders. Scotsman Partners, L.P.,

Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. beneficially owned in the aggregate approximately 27.3% of the outstanding shares of Williams Scotsman common stock as of the record date. Each of Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. has entered into a voting agreement whereby such stockholder has agreed to vote all of its respective shares of Williams Scotsman common stock in favor of the proposal to adopt the merger agreement at the special meeting. See "The Voting Agreements" beginning on page 78.

Share Ownership of Williams Scotsman Directors and Officers

        As of September 26, 2007, the record date, the directors and executive officers of Williams Scotsman held and are entitled to vote at the special meeting, in the aggregate, shares of Williams Scotsman common stock representing approximately 2.7% of the outstanding shares of Williams Scotsman common stock (excluding shares beneficially owned by Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P., that certain directors affiliated with these entities may also be deemed to beneficially own). Each of the directors and executive officers has informed Williams Scotsman that he currently intends to vote all of his shares of Williams Scotsman common stock FOR the proposal to adopt the merger agreement and FOR any adjournment proposal by Williams Scotsman's board of directors. See "The Special Meeting of Stockholders—Voting Rights; Quorum; Vote Required for Approval" beginning on page 53.

Opinions of Financial Advisors

        In connection with the merger, Williams Scotsman's board of directors received separate written opinions, each dated July 18, 2007, from Williams Scotsman's financial advisors, CIBC World Markets Corp., referred to as CIBC World Markets, and Banc of America Securities LLC, referred to as Banc of America Securities, as to the fairness, from a financial point of view and as of the date of the opinion, of the $28.25 per share consideration to be received in the merger by holders of Williams Scotsman common stock. The full texts of CIBC World Markets' and Banc of America Securities' written opinions are attached to this proxy statement as Appendices B-1 and B-2, respectively. Holders of Williams Scotsman common stock are encouraged to read these opinions carefully in their entirety for descriptions of the assumptions made, procedures followed, matters considered and limitations on the reviews undertaken. CIBC World Markets and Banc of America Securities delivered their respective opinions to the board of directors for the benefit and use of the board of directors in connection with and for the purposes of its evaluation of the merger consideration from a financial point of view. CIBC World Markets' and Banc of America Securities' opinions do not address any other aspect of the merger and do not constitute a recommendation to any stockholder as to how to vote or act in connection with the merger agreement, the proposed merger or any other matter.

Material United States Federal Income Tax Consequences

        The merger will be a taxable transaction to you if you are a U.S. person. For U.S. federal income tax purposes, your receipt of cash (whether as merger consideration or pursuant to the proper exercise of appraisal rights) in exchange for your shares of Williams Scotsman common stock generally will cause you to recognize a gain or loss measured by the difference, if any, between the cash you receive in the merger and your adjusted tax basis in your shares of Williams Scotsman common stock. Under U.S. federal income tax law, you may be subject to information reporting on cash received pursuant to the merger unless an exemption applies. Backup withholding may also apply with respect to the amount of cash received pursuant to the merger, unless you provide proof of an applicable exemption or a correct taxpayer identification number, and otherwise comply with the applicable requirements of the backup withholding rules. If you are a non-U.S. person, the merger will generally not be a taxable transaction to you under U.S. federal income tax laws unless you have certain connections to the United States. The tax consequences of the merger to you are complex and will depend upon your particular circumstances. You should consult your own tax advisor for a full understanding of how the merger will affect your federal, state, local, non-U.S. and other taxes and, if applicable, the tax consequences of the receipt of cash in connection with the conversion of your options to purchase Williams Scotsman common stock and your shares of restricted stock into the right to receive the appropriate merger consideration. See "The Merger—Material U.S. Federal Income Tax Consequences" beginning on page 49.

Procedures for Receiving the Merger Consideration

        See "The Merger—Procedures for Receiving the Merger Consideration" beginning on page 42.

        Prior to the closing date, Parent will designate a bank or trust company reasonably satisfactory to Williams Scotsman to act as the disbursing agent for the payment of the merger consideration, which bank or trust company shall be referred to as the disbursing agent.

        Automatic Payment.    The disbursing agent will pay such merger consideration automatically with respect to any of the following that is entitled to such consideration: options, restricted stock, and uncertificated shares of Williams Scotsman common stock registered in book-entry form with our transfer agent known as the Direct Registration System, or DRS.

        Exchange Required for Payment.    If shares of Williams Scotsman common stock are held in certificated form, the disbursing agent will pay such merger consideration, pursuant to the terms of the merger agreement, upon surrender of the certificates representing such shares. If shares of Williams Scotsman common stock are registered with the transfer agent in any book-entry or uncertificated form other than DRS, the disbursing agent will pay such merger consideration upon delivery of book-entry account statements reflecting the ownership of such shares. As promptly as practicable after the effective time (but no later than five business days after the effective time), the surviving corporation will cause the disbursing agent to send a letter of transmittal and instructions for stockholders. YOU SHOULD NOT FORWARD YOUR STOCK CERTIFICATES TO THE DISBURSING AGENT WITHOUT A LETTER OF TRANSMITTAL, AND YOU SHOULD NOT RETURN YOUR STOCK CERTIFICATES WITH THE ENCLOSED PROXY.

Appraisal Rights

        Under the General Corporation Law of the State of Delaware, holders of Williams Scotsman common stock who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery if the merger is completed, but only if they comply with all applicable requirements of Delaware law. A summary of the relevant provisions of Delaware law is included in this proxy statement. The appraisal amount could be more than, the same as or less than the amount a stockholder would be entitled to receive under the terms of the merger agreement. Holders of Williams Scotsman common stock intending to exercise their appraisal rights must, among other things, submit a written demand for an appraisal to Williams Scotsman prior to the vote on the proposal to adopt the merger agreement and must not vote or otherwise submit a proxy in favor of the proposal to adopt the merger agreement. Your failure to follow exactly the procedures specified under Delaware law will result in the loss of your appraisal rights. See "Dissenters' Appraisal Rights" beginning on page 82 and Appendix C.

Termination of the Merger Agreement

        Under certain circumstances, Williams Scotsman and Parent may terminate the merger agreement and abandon the merger prior to the effective time of the merger, whether before or after obtaining the required stockholder approval. See "The Merger Agreement—Termination" beginning on page 74. Circumstances under which the merger agreement can be terminated include the following:

  •
  by mutual written consent of Williams Scotsman, Parent and Merger Sub;

  •
  by either Williams Scotsman or Parent and Merger Sub if any of the following shall occur:

  (1)
  the effective time does not occur on or before December 31, 2007, provided, however, that a party shall not be permitted to terminate the merger agreement if the failure to consummate the merger by December 31, 2007 is attributable to the actions of such party and the Company may not terminate the merger agreement until the end of the first period of 20 consecutive business days after the Company has delivered certain specified financial information to Parent if the end of such period occurs after December 31, 2007;

  (2)
  any nonappealable order, decree or ruling or any other final action by any court of competent jurisdiction within the United States restrains, enjoins or prohibits the consummation of the merger, provided, however that such right to terminate the merger agreement shall not be available to any party who has not used reasonable best efforts to oppose such order, decree or ruling; or

  (3)
  the special meeting is held (including any adjournment thereof) and stockholders holding a majority of Williams Scotsman common stock entitled to vote at such special meeting fail to approve the proposal to adopt the merger agreement, provided that such right to terminate the merger agreement will not be available to Williams Scotsman if it is in material breach of certain obligations under the merger agreement (including the obligation not to solicit competing offers after the go-shop period described below and its obligations to hold the special meeting and make the appropriate filings to the SEC).

  •
  by Williams Scotsman, if any of the following shall occur:

  (1)
  if a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub has occurred, such that the applicable closing conditions in the merger agreement are not satisfied and, such failure or breach is incapable of being cured by December 31, 2007 (so long as Williams Scotsman is not itself in material breach of the merger agreement, so as to cause the applicable closing conditions in the merger agreement not to be satisfied); or

  (2)
  if, prior to obtaining the requisite stockholder vote, Williams Scotsman's board of directors resolves to enter into a definitive agreement containing a company acquisition proposal, as described in "The Merger Agreement—Solicitation of Alternate Transactions" beginning on page 67, provided that Williams Scotsman and its board of directors shall have complied with certain obligations as described in the merger agreement.

  •
  by Parent, if any of the following shall occur:

  (1)
  if a breach of any representation, warranty, covenant or agreement on the part of Williams Scotsman has occurred, such that the applicable closing conditions in the merger agreement are not satisfied and, such failure or breach is incapable of being cured by December 31, 2007 (so long as neither Parent nor Merger Sub is in material breach of the merger agreement, so as to cause the applicable closing conditions in the merger agreement not to be satisfied); or

  (2)
  if prior to the adoption of the merger at the special meeting by the affirmative vote of the holders of a majority of the outstanding shares of Williams Scotsman common stock entitled to vote on the proposal, one of the following events occurs: (i) Williams

      Scotsman's board of directors shall have (A) failed to recommend that Williams Scotsman's stockholders vote to adopt the merger agreement, (B) withdrawn (or modified in a manner adverse to Parent or Merger Sub) the approval, recommendation or declaration of advisability of the merger agreement or (C) recommended, adopted or approved (or proposed to do so publicly), any alternative company acquisition proposal (as defined in the merger agreement); (ii) Williams Scotsman shall have failed to include its recommendation in the proxy statement relating to the merger agreement; (iii) Williams Scotsman shall have breached certain specified material obligations under the merger agreement; (iv) Williams Scotsman's board of directors shall have approved or recommended any company acquisition proposal; (v) Williams Scotsman shall have executed any agreement that could lead to a company acquisition proposal; or (vi) a tender or exchange offer relating to Williams Scotsman's securities shall have been commenced (other than by Parent or an affiliate of Parent) and Williams Scotsman shall not have sent to its security holders, within ten business days thereafter, a statement disclosing that Williams Scotsman recommends rejection of such tender or exchange offer.

Effect of Termination; Termination Fee

        See "The Merger Agreement—Fees and Expenses; Termination Fee" beginning on page 75.

        In general and subject to certain exceptions, each party shall pay all fees and expenses incurred by it in connection with the merger agreement and the transactions contemplated thereby, provided that Parent will pay all expenses in connection with filings required under the Hart-Scott-Rodino Act, which we refer to as the HSR Act.

        If the merger agreement is terminated under certain circumstances, including in connection with entry into a definitive agreement with a competing bidder during the go-shop period described below, Williams Scotsman may be obligated to pay a termination fee of $25 million (and expense reimbursement of up to $7.5 million) to Parent and Merger Sub. If the merger agreement is terminated under certain other circumstances, Williams Scotsman may be obligated to pay a termination fee of $40 million (and expense reimbursement of up to $10 million) to Parent and Merger Sub. Finally, in certain specified cases where a termination fee is not otherwise payable, Williams Scotsman may be obligated to pay expense reimbursement of up to $10 million to Parent and Merger Sub.

Conditions to the Merger

        The obligation of each party to consummate the merger is subject to the satisfaction or waiver of a number of conditions. See "The Merger Agreement—Conditions to Completing the Merger" beginning on page 73. Certain of those conditions are described here below.

        Conditions to Each Party's Obligation.    The obligations of Williams Scotsman, Parent and Merger Sub to effect the merger are subject to the satisfaction at or prior to the effective time of the merger of the following conditions:

  •
  the adoption of the merger agreement at a special meeting of Williams Scotsman's stockholders, referred to as the special meeting, by the affirmative vote of the holders of a majority of the outstanding shares of Williams Scotsman common stock entitled to vote on the proposal;

  •
  expiration of any applicable waiting periods under the HSR Act (which condition has been satisfied); and

  •
  no law or other legal restraint or prohibition shall have been enacted, entered, promulgated or enforced which prohibits, restrains or enjoins the consummation of the merger or the other transactions contemplated by the merger agreement.

        Conditions to the Obligation of Parent and Merger Sub.    The obligation of Parent and Merger Sub to effect the merger is subject to the satisfaction (or waiver by Parent) at or prior to the effective time of the merger of the following conditions:

  •
  Williams Scotsman shall have performed in all material respects the obligations required to be performed by it under the merger agreement on or prior to the effective time, and Williams Scotsman has provided an officer's certificate to such effect;

  •
  certain specified representations and warranties of Williams Scotsman are true and correct in all respects as of the date of the merger agreement and as of the effective time as though made on and as of such time, and all other representations and warranties of Williams Scotsman are true and correct (provided that any representation or warranty of Williams Scotsman that is subject to a materiality, material adverse effect or similar qualification is not so qualified for purposes of the above) as of the date of the merger agreement and as of the effective time as though made on and as of such time, except where any failure to be so true and correct would not reasonably be expected to have a material adverse effect, and Williams Scotsman will have provided an officer's certificate to Parent and Merger Sub to such effect; and

  •
  the aggregate number of shares of common stock of Williams Scotsman at the effective time, the holders of which have demanded appraisal in accordance with the provisions of Section 262 of the DGCL, shall be less than 10% of the common stock of Williams Scotsman outstanding as of the record date for the special meeting.

        Conditions to the Obligation of Williams Scotsman.    The obligation of Williams Scotsman to complete the merger is subject to the satisfaction (or waiver by Williams Scotsman) at or prior to the effective time, of the following conditions:

  •
  Parent and Merger Sub shall have performed, in all material respects, the obligations required to be performed by them under the merger agreement on or prior to the effective time, and Parent and Merger Sub have provided Williams Scotsman with an officer's certificate to such effect; and

  •
  each of the representations and warranties of Parent and Merger Sub is true and correct (provided that any representation or warranty of Parent and Merger Sub contained in the merger agreement that is subject to a materiality, material adverse effect or similar qualification is not so qualified for purposes of the above) as of the date of the merger agreement and as of the effective time as though made on and as of such time, except where any failure to be so true and correct would not have a material adverse effect, and Parent and Merger Sub will have each provided Williams Scotsman an officer's certificate to such effect.

Solicitation of Alternate Transactions

        See "The Merger Agreement—Solicitation of Alternate Transactions" beginning on page 67.

        The merger agreement provides that until 11:59 p.m. on August 17, 2007, which period we refer to as the go-shop period, Williams Scotsman and its representatives were permitted, subject to certain conditions, to initiate, solicit and encourage company acquisition proposals, including by way of providing access to non-public information pursuant to confidentiality agreements, and to enter into and maintain discussions or negotiations with respect to any such company acquisition proposals or otherwise cooperate with or assist or participate in or facilitate such inquiries, proposals, discussions or negotiations. Prior to terminating the merger agreement or entering into an acquisition agreement with respect to any such proposal, Williams Scotsman is required to comply with certain terms of the merger agreement. Beginning July 19, 2007, representatives of Williams Scotsman contacted approximately 55 parties to initiate, solicit and encourage company acquisition proposals. During the go-shop period, Williams Scotsman and its representatives received no such company acquisition proposals.

        From and after the expiration of the go-shop period, Williams Scotsman is generally not permitted to:

  •
  initiate, continue, solicit or encourage (including by way of providing information) the submission of any inquiries, proposals or offers that constitute or may reasonably be expected to lead to a company acquisition proposal, or participate or engage in any discussions or negotiations with respect thereto, or cooperate with or knowingly facilitate any such inquiries, proposals or offers;

  •
  accept a company acquisition proposal or enter into any agreement relating to a company acquisition proposal; or

  •
  enter into any agreement requiring that Williams Scotsman abandon, terminate or fail to consummate the transactions contemplated in the merger agreement.

        Notwithstanding these restrictions, under certain circumstances Williams Scotsman's board of directors may continue communicating with third parties, respond to an alternative acquisition proposal from a third party or terminate the merger agreement and enter into an acquisition agreement with respect to a superior proposal, provided that Williams Scotsman and its board of directors comply with certain terms of the merger agreement.

Financing of the Merger

        Parent will fund the merger and the related transactions, including the payment of related transaction costs, charges, fees and expenses, with a combination of debt financing and cash on hand and cash of certain of Parent's affiliates. TDR entered into a debt commitment letter, dated as of July 7, 2007, with Deutsche Bank AG, London Branch, and the Royal Bank of Scotland PLC (which debt commitment letter may be terminated if certain financing documents are not entered into within 90 days after July 7, 2007), pursuant to which Deutsche Bank AG, London Branch, and the Royal Bank of Scotland PLC committed to provide to such affiliate of Parent an aggregate of €3.225 billion, which will be made available to Parent to fund the merger and related transactions. On July 18, 2007, TDR entered into an equity commitment letter with Guarantor pursuant to which TDR committed to invest in Guarantor certain cash amounts as set forth therein. Parent estimates that the total amount of funds necessary to complete the proposed merger and related transactions is approximately $2.2 billion, which includes approximately $1.25 billion to be paid to Williams Scotsman's stockholders and optionholders. The consummation of the merger is not conditioned on Parent receiving the proceeds contemplated by the commitment letters. See "The Merger—Financing" beginning on page 44.

Interests of Williams Scotsman's Directors and Executive Officers

        See "The Merger—Interests of Williams Scotsman's Directors and Executive Officers in the Merger" beginning on page 44.

        In considering the recommendations of the board of directors, Williams Scotsman's stockholders should be aware that certain of Williams Scotsman's directors and executive officers may have interests in the transaction that may be different from, and/or in addition to, the interests of Williams Scotsman's stockholders generally. Williams Scotsman's board of directors was aware of these potential conflicts of interest and considered them, among other matters, in reaching its decisions and recommendations with respect to the merger agreement and related matters.

  •
  In connection with the initial public offering of shares of Williams Scotsman common stock in September 2005, the Company entered into an employment agreement, dated September 23, 2005, with each of the named executive officers. In the event that a named executive officer's employment terminates, regardless of the manner of termination, such named executive officer may be entitled to receive certain salary and bonus payments as well as certain other benefits.

  •
  Some employees of the Company, including some of the Company's named executive officers, will remain employed by the surviving corporation following the merger unless their employment is terminated or they resign. As of the date of this proxy statement, none of the Company's named executive officers has entered into any agreements with Parent or its affiliates regarding employment with the surviving corporation. Although no such agreements currently exist, the Company's named executive officers who remain with the surviving corporation following the merger may, prior or after the closing of the merger, enter into new arrangements with Parent or its affiliates (which may amend their existing agreements) regarding employment with the surviving corporation. Gerard E. Holthaus, who serves as President, Chief Executive Officer and Chairman of the Board of Williams Scotsman, has discussed with TDR the terms of his post-merger employment and equity investment. See "The Merger—Background of the Merger" beginning on page 19. It is contemplated that following completion of the merger he will serve as Chief Executive Officer and Chairman of the Board of any company formed by combining the respective businesses of the surviving corporation and the Ristretto Group. The terms of his post-merger compensation are expected to include a base salary and bonus in excess of the amounts payable under his current employment agreement together with provisions relating to severance and other benefits on terms substantially similar to those contained in his current employment agreement. In addition, it is contemplated that Mr. Holthaus will invest a portion of the merger consideration he receives in the merger in exchange for equity interests in the combined companies, with the return on his investment linked to the return achieved by certain funds managed by TDR on their investments in the combined companies.

  •
  Upon completion of the merger, the Company's named executive officers will be entitled to receive a cash payment in consideration of the cancellation of all outstanding options granted to them prior to July 5, 2007, whether vested or unvested, as settlement of all rights with respect to such options. Each of the Company's named executive officers will also be entitled to a cash payment in consideration of the cancellation of all outstanding options granted on July 5, 2007, payable on the earlier of the first anniversary of the completion of the merger or upon the termination of the named executive officer's employment (provided that such payment will be forfeited if the named executive officer's employment is terminated by the Company for cause (as defined in the relevant named executive officer's employment agreement) or if the named executive officer terminates his employment without good reason (as defined in the relevant named executive officer's employment agreement) other than due to retirement). Upon completion of the merger, all of the outstanding restricted stock units held by non-employee directors will be settled by the delivery of common stock to the non-employee director which will be cashed out in the merger.

  •
  Two of our directors, James N. Alexander and Steven B. Gruber, are managing partners of Oak Hill Investment Management and Oak Hill Capital Management, Inc., respectively, which is affiliated with Scotsman Partners, L.P., one of the largest stockholders of Williams Scotsman. Director Michael F. Finley is a managing director of, and director James L. Singleton in December 2005 retired as co-chairman of, Cypress Group, L.L.C., which is affiliated with Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P., together constituting one of the largest stockholders of Williams Scotsman.

  •
  Following the effective time, in accordance with the merger agreement, certain of the Company's directors and named executive officers may be entitled to indemnification against certain claims and certain insurance policies may be maintained for their benefit.

Regulatory Approvals

        Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and related rules, which are referred to in this proxy statement as the HSR Act, the merger may not be completed until notification and report forms have been filed with the Federal Trade Commission, referred to as the FTC, and the Antitrust Division of the U.S. Department of Justice, referred to as the DOJ, and the applicable waiting period has expired or been terminated. Williams Scotsman and Parent filed notification and report forms under the HSR Act with the FTC and DOJ on August 9 and August 13, 2007, respectively. Early termination of the applicable waiting period was granted on August 23, 2007.

        A notification of the merger was delivered to the Spanish competition authorities on August 14, 2007. On September 12, 2007, the Spanish competition authorities notified Parent that the merger had received unconditional clearance.

        See "The Merger—Regulatory Approvals" beginning on page 50.

Market Price of Williams Scotsman Common Stock

        The closing price of Williams Scotsman common stock on NASDAQ on July 18, 2007, the last trading date prior to announcement of the proposed merger transaction, was $23.36 per share. The $28.25 per share merger consideration to be paid, without interest and net of any applicable withholding taxes, for each share of Williams Scotsman common stock represents a premium of approximately 21% to Williams Scotsman's closing price on NASDAQ on July 18, 2007, the last trading day before the announcement of the merger agreement, and a premium of approximately 20.3% based on the 30-day average price of Williams Scotsman common stock as of such date. See "Other Important Information Regarding Williams Scotsman—Price Range of Common Stock" beginning on page 79.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following questions and answers address briefly some questions you may have regarding the special meeting, the merger agreement and the proposed merger. These questions and answers may not address all questions that may be important to you as a stockholder of Williams Scotsman. Please refer to the more detailed information contained elsewhere in this proxy statement, to the appendices to this proxy statement and to any documents specifically referred to in this proxy statement.

Q:
Why am I receiving this proxy statement?

A:
Williams Scotsman and Parent have agreed that Williams Scotsman will merge with Merger Sub, subject to certain conditions. Williams Scotsman is holding a special meeting of stockholders in order to obtain stockholder approval of a proposal to adopt the merger agreement, as described in this proxy statement. We cannot complete the merger unless our stockholders approve this proposal at a special meeting of the stockholders. We have included in this proxy statement important information about the merger, the merger agreement and the special meeting. You should read this information carefully and in its entirety. We have attached a copy of the merger agreement as Appendix A. The enclosed voting materials allow you to have your shares of Williams Scotsman common stock voted without attending the special meeting. Your vote is very important and we encourage you to submit your proxy as soon as possible.

Q:
Where and when is the special meeting?

A:
The special meeting will be held at 10 a.m., Eastern Time, on October 29, 2007, at 8211 Town Center Drive, Baltimore, Maryland 21236.

Q:
Who can vote on the merger agreement?

A:
You are entitled to vote at the special meeting (in person or by proxy) if you owned shares of Williams Scotsman common stock at the close of business on September 26, 2007, the record date for the special meeting. Each outstanding share of Williams Scotsman common stock on the record date entitles the holder to one vote on each matter submitted to stockholders for approval at the special meeting. As of the record date, there were 43,711,090 shares of Williams Scotsman common stock entitled to vote at the special meeting and there were approximately 26 record holders. A list of stockholders eligible to vote at the special meeting will be available at the principal offices of Williams Scotsman, 8211 Town Center Drive, Baltimore, Maryland 21236, during normal business hours from October 3, 2007, through October 26, 2007, and will also be available at the special meeting and any adjournment or postponement thereof. Stockholders may examine this list during such hours on such dates for any proper purpose relating to the special meeting. See "The Special Meeting of Stockholders—Record Date" beginning on page 53.

Q:
What matters will be voted on at the special meeting?

A:
You will be asked to consider and vote on the following proposals:

•
to adopt the merger agreement; and

•
any proposal by Williams Scotsman's board of directors to adjourn the special meeting to a later date, including, without limitation, to solicit additional proxies in favor of the adoption of the merger agreement in the event that there are not sufficient votes represented at the special meeting to adopt the merger agreement.

Q:
What will be the effect of the merger?

A:
Pursuant to the merger agreement, Merger Sub, a wholly owned subsidiary of Parent, will be merged with and into Williams Scotsman, with Williams Scotsman being the surviving corporation. Merger Sub is a Delaware corporation formed by Parent for the purpose of completing the merger. If the merger is completed, Parent will indirectly own all of the outstanding capital stock of Williams Scotsman and Williams Scotsman will be part of the group which controls Algeco and Elliott Group Limited, which together operate the largest fleet of rental accommodations and storage facilities in the world with a total of approximately 175,000 units including portable restrooms. Accordingly, after the merger, you will no longer have an equity interest in Williams Scotsman and will not participate in any potential future earnings or growth of Williams Scotsman.

Q:
What will I receive in the merger?

A:
If the merger is completed, you will be entitled to receive $28.25 in cash, without interest and less any applicable withholding taxes, for each share of Williams Scotsman common stock that you own (unless you choose to be a dissenting stockholder by exercising and perfecting your appraisal rights under Delaware law with respect to the merger).

  At the effective time of the merger, unless otherwise agreed between Parent and the holder thereof:

  •
  each outstanding option to acquire Williams Scotsman common stock (other than the options granted on July 5, 2007, which are discussed below) granted under Williams Scotsman's stock option plans, vested or unvested, will be canceled, and the holder thereof will be entitled to receive in consideration of the cancellation and as settlement of all rights of such option holder with respect to such option, an amount in cash equal to the excess (if any) of (A) the product of (i) the number of shares of common stock subject to such option and (ii) $28.25 in cash, without interest and less any applicable withholding taxes, over (B) the aggregate exercise price of such option, without interest and less any amounts required to be deducted and withheld under any applicable law. All payments with respect to canceled options shall be made by the disbursing agent as promptly as reasonably practicable after the effective time from funds deposited by or at the direction of Parent to pay such amounts in accordance with the merger agreement, but in no event later than five business days after the effective time;

  •
  each outstanding option granted on July 5, 2007, will be canceled and converted into the right to receive a cash payment on the date that is the earlier of the first anniversary of the effective time or the date of such option holder's termination of employment (provided, that such payment will be forfeited if such option holder's employment is terminated by Williams Scotsman for "cause" or the option holder terminates his or her employment without "good reason"). Such cash payment shall be in an amount equal to the excess (if any) of (A) the product of (i) the number of shares of common stock subject to such option and (ii) $28.25 in cash, without interest and less any applicable withholding taxes, over (B) the aggregate exercise price of such option, without interest and less any amounts required to be deducted and withheld under any applicable law;

  •
  each share of common stock of Williams Scotsman purchased under the employee stock purchase plan shall be automatically converted into the right to receive the merger consideration on the same basis as other shares of common stock; and

  •
  each outstanding award of restricted Williams Scotsman common stock, referred to as restricted stock, will vest and become free of all restrictions immediately prior to the effective time and shall be canceled and converted into the right to receive the merger consideration.

  See "The Merger Agreement—Treatment of Options and Restricted Stock" beginning on page 58.

Q:
How does Williams Scotsman's board of directors recommend that I vote?

A:
Williams Scotsman's board of directors recommends that you vote:

•
FOR the proposal to adopt the merger agreement; and

  •
  FOR any adjournment proposal by Williams Scotsman's board of directors.

Q:
How do Williams Scotsman's directors and executive officers intend to vote?

A:
Each of our directors and executive officers has informed us that he currently intends to vote all of his shares of Williams Scotsman common stock FOR the proposal to adopt the merger agreement and FOR any adjournment proposal by Williams Scotsman's board of directors.

Q:
What vote of our stockholders is required to adopt the merger agreement and to approve any adjournment proposal by Williams Scotsman's board of directors?

A:
For us to complete the merger, stockholders holding a majority of the shares of Williams Scotsman common stock outstanding at the close of business on the record date and entitled to vote on the proposal must vote FOR the proposal to adopt the merger agreement. A failure to vote or an abstention will have the same effect as a vote against the proposal to adopt the merger agreement. Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. beneficially owned in the aggregate approximately 27.3% of the outstanding shares of Williams Scotsman common stock as of the record date. Each of Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. has entered into a voting agreement whereby such stockholder has agreed to vote all of its respective shares of Williams Scotsman common stock in favor of the proposal to adopt the merger agreement at the special meeting.

  An adjournment proposal by Williams Scotsman's board of directors requires the affirmative vote of the holders of a majority of the shares of Williams Scotsman common stock present or represented by proxy at the meeting and entitled to vote on that proposal.

Q:
What is a quorum?

A:
A quorum of the holders of the outstanding shares of Williams Scotsman common stock must be present for the special meeting to be held. A quorum is present if the holders of a majority of the outstanding shares of Williams Scotsman common stock entitled to vote are present at the meeting, either in person or represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of determining whether a quorum is present.

Q:
Who is soliciting my vote?

A:
This proxy solicitation is being made and paid for by Williams Scotsman. In addition, we have retained Innisfree M&A Incorporated to assist in the solicitation. We will pay Innisfree M&A Incorporated approximately $20,000 plus out-of-pocket expenses for its assistance. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or by other means of communication. These persons will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of Williams Scotsman common stock that brokers and fiduciaries hold of record. We will reimburse them for their reasonable out-of-pocket expenses.

Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement, if you hold your shares in your own name as the stockholder of record, please submit your proxy by completing, signing, dating and returning the enclosed proxy card.

  You can also attend the special meeting and vote, or change your prior vote, in person. Even if you plan to attend the special meeting, if you hold your shares in your own name as the stockholder of record, please submit your proxy using one of the methods described above. Do NOT enclose or return your stock certificate(s) with your proxy. If you hold your shares in "street name" through a broker, bank or other nominee, then you received this proxy statement from the nominee, along with the nominee's proxy card which includes voting instructions and instructions on how to change your vote.

Q:
If my shares are held in "street name" by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A:
Yes, but only if you provide instructions to your broker, bank or other nominee on how to vote. You should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker to vote your shares. Without those instructions, your shares will not be voted, which will have the same effect as voting against the proposal to adopt the merger agreement.

Q:
How are votes counted?

A:
For the proposal to adopt the merger agreement, you may vote FOR, AGAINST or ABSTAIN. This proposal requires the affirmative vote of the holders of a majority of all outstanding shares of Williams Scotsman common stock entitled to vote on the proposal. Abstentions will not count as votes cast on the proposal to adopt the merger agreement, but will count for the purpose of determining whether a quorum is present. As a result, if you ABSTAIN, it will have the same effect as if you vote AGAINST the proposal to adopt the merger agreement.

  For any adjournment proposal by Williams Scotsman's board of directors, you may vote FOR, AGAINST or ABSTAIN. Abstentions will not count as votes cast but will count for the purpose of determining whether a quorum is present. As a result, if you ABSTAIN, it will have the same effect as if you vote AGAINST any adjournment proposal by Williams Scotsman's board of directors.

  If you sign your proxy card without indicating your vote, your shares will be voted FOR the proposal to adopt the merger agreement, FOR any adjournment proposal by Williams Scotsman's board of directors, and in accordance with the recommendations of Williams Scotsman's board of directors on any other matter that may properly come before the special meeting and any adjournment or postponement thereof.

  A broker non-vote generally occurs when a broker, bank or other nominee holding shares on your behalf does not vote on a proposal because the nominee has not received your voting instructions and lacks discretionary power to vote the shares. Broker non-votes will not count as votes cast on a proposal, but will count for the purpose of determining whether a quorum is present. As a result, broker non-votes will have the same effect as a vote AGAINST the proposal to adopt the merger agreement but will have no effect on any adjournment proposal by Williams Scotsman's board of directors.

Q:
How do I revoke or change my vote?

A:
You can change your vote at any time before your proxy is voted at the special meeting. You may revoke your proxy if you are a stockholder of record by notifying the Corporate Secretary of Williams Scotsman in writing or by delivering a new proxy, in each case, dated after the date of the proxy being revoked. In addition, you may revoke your proxy by attending the special meeting and voting in person. However, simply attending the special meeting will not revoke your proxy. If you have instructed a broker to vote your shares, the above-described options for changing your vote do not apply, and instead you must follow the instructions received from your broker to change your vote.

Q:
What does it mean if I get more than one proxy card?

A:
If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Please complete and return all of the proxy cards you receive to ensure that all of your shares are voted.

Q:
When do you expect the merger to be completed?

A:
We are working to complete the merger as soon as it is practicable for the parties to do so, and we anticipate that it will be completed in the fourth quarter of 2007, subject to receipt of stockholder approval at the special meeting and the satisfaction of the other closing conditions under the merger agreement.

Q:
What is required to complete the merger?

A:
We are not required to complete the merger unless a number of conditions are satisfied or waived. These conditions include receipt of stockholder approval, expiration of the applicable waiting period under the Hart-Scott-Rodino Act (which condition has been satisfied), no law or order prohibiting the consummation of the merger, performance by Williams Scotsman, Parent and Merger Sub of their obligations under the merger agreement and the representations and warranties made by Williams Scotsman, Parent and Merger Sub in the merger agreement being true and correct (subject to specified exceptions and qualifications).

  For a more complete summary of the conditions that must be satisfied or waived prior to completion of the merger, see "The Merger Agreement—Conditions to Completing the Merger" beginning on page 73.

Q:
Should I send in my stock certificates now?

A:
No. Shortly after the merger is completed, you will receive a letter of transmittal with instructions informing you how to send in your stock certificates to the disbursing agent in order to receive the merger consideration to which you are entitled. You should use the letter of transmittal to exchange stock certificates for that merger consideration. YOU SHOULD NOT FORWARD YOUR STOCK CERTIFICATES TO THE DISBURSING AGENT WITHOUT A LETTER OF TRANSMITTAL, AND YOU SHOULD NOT RETURN YOUR STOCK CERTIFICATES WITH THE ENCLOSED PROXY.

Q:
What if my stock is uncertificated?

A:
If your shares are held in "street name" by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee shortly after the merger is completed as to how to effect the surrender of your "street name" shares in exchange for the merger consideration to which you are entitled. See "The Merger—Procedures for Receiving the Merger Consideration" beginning on page 42. Shortly after the merger is completed, your broker, bank or other nominee will receive a letter of transmittal with instructions informing them how to send to the disbursing agent book-entry account statements reflecting the ownership of such street name stock in order to receive the appropriate merger consideration. See "The Merger—Procedures for Receiving the Merger Consideration" beginning on page 42.

  If you are the record owner of uncertificated DRS shares, the disbursing agent will pay the merger consideration to which you are entitled automatically by delivering the payment to you shortly after the merger is completed at the address reflected in our transfer agent's records. See "The Merger—Procedures for Receiving the Merger Consideration" beginning on page 42.

Q:
What if I own restricted stock or options?

A:
If you are the record owner of restricted stock, the disbursing agent will pay the merger consideration to which you are entitled automatically by delivering the payment to you shortly after the merger is completed at the address reflected in our transfer agent's records. If you are the beneficial owner of options (other than options granted on July 5, 2007), the disbursing agent will pay the merger consideration to which you are entitled automatically by delivering the payment to you shortly after the merger is completed at the address reflected in our records. See "The

  Merger—Procedures for Receiving the Merger Consideration" beginning on page 42. If you are the beneficial owner of options granted on July 5, 2007, such options will be cancelled and convert into the right to receive a cash payment, in certain instances, on the first anniversary of the effective time. See "The Merger—Effects of the Merger" beginning on page 41.

Q:
Will the merger be taxable to me?

A:
Yes. The receipt of cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign income or other tax laws. You should consult your own tax advisor for a full understanding of how the merger will affect your federal, state, local, non-U.S. and other taxes and, if applicable, the tax consequences of the receipt of cash in connection with the conversion of your options to purchase Williams Scotsman common stock and/or your shares of restricted stock into the right to receive the appropriate merger consideration. See "The Merger—Material U.S. Federal Income Tax Consequences" beginning on page 49.

Q:
Am I entitled to appraisal rights?

A:
Yes. If you are a stockholder who objects to the merger, and if you comply with the required procedures under Delaware law, you will be entitled to appraisal rights under Delaware law. See "Dissenters' Appraisal Rights" beginning on page 82 and Appendix C.

Q:
How can I obtain additional information about Williams Scotsman?

A:
We will provide a copy of our Annual Report on Form 10-K for the year ended December 31, 2006, excluding certain of its exhibits, and other filings with the SEC without charge to any stockholder who delivers a written request to Williams Scotsman International, Inc., 8211 Town Center Drive, Baltimore, Maryland 21236, Attention: John B. Ross, or call John B. Ross at (410) 931-6105. Our Annual Report on Form 10-K and other SEC filings also may be accessed on the Internet at www.sec.gov or on the investor relations page of Williams Scotsman's website at http://ir.willscot.com/phoenix.zhtml?c=190156&p=irol-sec. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference. For a more detailed description of the information available, please refer to "Where You Can Find Additional Information" beginning on page 87.

Q:
Who can help answer my other questions?

A:
If you have more questions about the merger, need assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the enclosed proxy card, you should contact Innisfree M&A Incorporated, our proxy solicitation agent, toll-free at (888) 750-5834.

  You may also wish to consult your own legal, tax and/or other financial advisors with respect to the merger agreement, the merger or other matters described in this proxy statement.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        This proxy statement, and the documents to which we refer you to in this proxy statement, contain forward-looking statements, including, among others, under the headings "Summary Term Sheet," "Questions and Answers About the Special Meeting and the Merger," "The Merger" and "The Merger Agreement" and in statements containing the words "believes," "expects," "anticipates," "intends," "plans," "estimates" or other similar expressions. Forward-looking statements also include any statements concerning future financial performance (including future revenues, earnings, cash flows or growth rates), ongoing business strategies or prospects, and possible future Williams Scotsman actions, which may be provided by management.

        You should be aware that forward-looking statements involve known and unknown risks and uncertainties as well as assumptions, among other things, about us and economic and market factors. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual results or developments we anticipate will be realized, or even if realized, that they will have the expected effects on the business or operations of Williams Scotsman. These forward-looking statements speak only as of the date on which the statements were made and we undertake no obligation to publicly update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future developments or otherwise.

        In addition to other factors and matters contained or described in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

  •
  the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

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  the outcome of any legal proceedings that may be instituted against Williams Scotsman, members of our board of directors and others relating to the merger agreement;

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  the inability to complete the merger due to the failure to obtain the necessary stockholder approval or the failure to satisfy other conditions to consummate the merger;

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  the failure of the merger to close for any other reason;

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  risks that the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger;

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  a significant delay in the expected completion of the merger;

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  the effect of the announcement of the merger on our agent, broker and customer relationships, operating results and business generally;

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  general economic and market conditions; and

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  the amount of the costs, fees, expenses and charges related to the merger.

        The foregoing list and the risks reflected in our documents referred to in this proxy statement and in our public filings should not be construed to be exhaustive. Actual results or matters related to the merger could differ materially from the forward-looking statements contained in this proxy statement as a result of the timing of the completion of the merger or the impact of the merger on our results of operations, financial condition, cash flows, capital resources, profitability, cash requirements, management resources and liquidity. In view of these uncertainties, you should not place undue reliance on any forward-looking statements, which are based on our current expectations.

THE MERGER

Background of the Merger

        Since the initial public offering of shares of Williams Scotsman common stock in September 2005, the board of directors and senior management of Williams Scotsman have regularly reviewed and assessed the business strategy of Williams Scotsman and the various trends and conditions affecting the Company's business, including various strategic alternatives that might be available to Williams Scotsman with the goal of enhancing stockholder value. Recognizing the potential synergistic benefits to the Company associated with strategic acquisitions in the mobile and modular space industry, during 2005 and 2006, the Company consummated several such transactions, including purchases of companies in the United States, Mexico and Spain.

        In December 2006 and January 2007, Gerard E. Holthaus, Chairman of the board of directors and Chief Executive Officer of Williams Scotsman, was contacted by Stephen Robertson, a partner of TDR, owner of the Ristretto Group, a European mobile and modular space business. Mr. Robertson asked Mr. Holthaus if Williams Scotsman would be interested in considering acquiring the Ristretto Group at a price that would be preemptive of other bids. Mr. Holthaus responded to Mr. Robertson that Williams Scotsman would be interested in considering such an acquisition.

        On February 6, 2007, shortly after his discussion with representatives from TDR, at a regularly scheduled meeting of Williams Scotsman's board of directors, Mr. Holthaus discussed with the board the possible acquisition of the Ristretto Group. The board authorized CIBC World Markets, one of the Company's principal historical financial advisors, to assist the Company in evaluating such potential acquisition. On February 23, 2007, Williams Scotsman and TDR entered into a confidentiality agreement relating to the proposed acquisition by Williams Scotsman of the Ristretto Group.

        In March 2007, Williams Scotsman, with the assistance of CIBC World Markets, reviewed certain financial data and other information that had been provided by TDR with regard to the Ristretto Group. In late March 2007, Williams Scotsman informed TDR that Williams Scotsman was not prepared to make a preemptive offer to purchase the Ristretto Group but that Williams Scotsman would consider participating in an auction process relating to the Ristretto Group if TDR determined to proceed in that manner in the future.

        In late March 2007, to facilitate the board's periodic review of possible strategic alternatives available to Williams Scotsman, Mr. Holthaus requested that CIBC World Markets review and discuss potential strategic alternatives with the board at its upcoming meeting on April 25, 2007.

        In early April 2007, Mr. Robertson contacted Mr. Holthaus to request a meeting. On April 24, 2007, Mr. Robertson, Manjit Dale and Jonathan Rosen, also partners at TDR, met with Mr. Holthaus in Baltimore. At this meeting, the TDR representatives asked Mr. Holthaus if Williams Scotsman would consider an offer by TDR and/or the Ristretto Group and/or one or more of their respective affiliates to acquire Williams Scotsman. Mr. Holthaus responded that he would discuss the matter with the board of directors at its previously scheduled meetings that were to be held during the following two days. The TDR representatives also suggested to Mr. Holthaus they would be interested in discussing with him a possible role for him in the combined company following the proposed transaction.

        At a regularly scheduled meeting of the board of directors on April 25, 2007, the board discussed, with the assistance of CIBC World Markets, certain strategic alternatives available to Williams Scotsman. These strategic alternatives included maintaining the status quo, the acquisition by Williams Scotsman of the Ristretto Group, the acquisition by Williams Scotsman of other possible target rental services companies, a sale of Williams Scotsman and a stock repurchase program. The board did not reach any conclusions regarding these potential strategic alternatives.

        At a dinner attended by the board of directors on the evening of April 25, 2007, Mr. Holthaus informed the board of the inquiry made the previous day by TDR. At the dinner meeting, the board authorized Mr. Holthaus to indicate to TDR that Williams Scotsman would consider an acquisition proposal, although there was no assurance that it would be pursued. Shortly thereafter Mr. Holthaus contacted TDR in accordance with the board's instructions.

        On May 2, 2007, Mr. Holthaus received a telephone call from Mr. Robertson indicating that TDR would be sending to Williams Scotsman an acquisition proposal the following morning. On May 3, 2007, Mr. Holthaus received a letter from TDR which contained a non-binding indicative proposal by TDR on behalf of the Ristretto Group to acquire 100% of the capital stock of Williams Scotsman at a price of between $26.50 and $27.50 per share in cash. TDR indicated that in connection with the proposed transaction it would expect Scotsman Partners, L.P. (an affiliate of Oak Hill), Cypress Merchant Banking Partners L.P., Cypress Offshore Partners L.P. and certain members of Williams Scotsman management to enter into irrevocable undertakings to vote in support of the proposed transaction. The May 3 letter stated that TDR's proposal was subject to the satisfactory completion of due diligence and the execution of a mutually acceptable merger agreement with customary provisions, including an appropriate termination fee and a "no-shop" provision. The May 3 letter also noted that TDR was highly confident that it would be in a position to obtain fully committed financing for the transaction and that it did not expect the final terms of its offer to include a financing condition. The letter said that TDR envisioned the management team of Williams Scotsman playing key roles with the combined company and that at the appropriate time TDR desired to discuss specific arrangements for these ongoing roles. Finally, TDR indicated that it was prepared to enter into a customary confidentiality agreement with the Company and commence due diligence.

        On May 6, 2007, the board of directors held a telephonic meeting to consider TDR's May 3, 2007, proposal. Representatives of Paul, Weiss, Rifkind, Wharton & Garrison LLP, referred to as Paul Weiss, counsel to Williams Scotsman, also attended the meeting and made a presentation to the board regarding its fiduciary duties. After reviewing the terms of the May 3 letter, the board concluded that before permitting TDR to commence its due diligence investigation, TDR should be encouraged to submit a revised proposal reflecting a more favorable valuation of Williams Scotsman in excess of the range indicated in the May 3 letter. The board also discussed the need to implement appropriate procedural safeguards in the event of any actual or apparent conflicts of interest among directors with respect to any proposed transaction. Shortly after the meeting of the board, Mr. Holthaus communicated to TDR the position of the board.

        On May 11, 2007, Mr. Holthaus received a revised non-binding indicative proposal by TDR on behalf of the Ristretto Group to acquire 100% of the capital stock of Williams Scotsman. The revised proposal was substantially similar to the May 3, 2007 proposal, except that the offer price range was increased to between $27.50 and $28.00 per share.

        On May 15, 2007, the board of directors held a telephonic meeting to consider TDR's May 11 revised proposal. Representatives of Paul Weiss were also present at this meeting. After discussion, the board decided to permit TDR to commence its due diligence investigation, but with the expectation that a more favorable proposal would result. The board also discussed the desirability of retaining at that point financial advisors in connection with the possible sale of the Company to the Ristretto Group, but determined that given the preliminary nature of the discussions with TDR, the risks of premature disclosure of the possible transaction and the April 25, 2007, discussion regarding strategic alternatives, it would be prudent to defer any such retention. The board also authorized Mr. Holthaus, together with Paul Weiss, to negotiate a confidentiality agreement with TDR, and to provide TDR with access to appropriate due diligence materials. Shortly after the meeting of the board of directors, Mr. Holthaus transmitted to TDR the position of the board.

        On May 17, 2007, Williams Scotsman and TDR entered into a confidentiality agreement relating to the proposed transaction containing customary terms including a one year "standstill" provision, and thereafter TDR commenced its due diligence investigation of Williams Scotsman.

        TDR's due diligence investigation continued for the next three weeks, and on June 14, 2007, Mr. Rosen of TDR called Mr. Holthaus to advise him that TDR would be submitting a revised offer the following day, which would include a description of the principal terms of a proposed transaction.

        On June 15, 2007, Mr. Holthaus received an indicative term sheet relating to TDR's proposal to acquire Williams Scotsman. The indicative term sheet described the form of acquisition as a merger of Williams Scotsman and a wholly-owned subsidiary of the Ristretto Group and the consideration as $27.50 per share in cash for 100% of the outstanding capital stock and options of Williams Scotsman. The indicative term sheet indicated that the definitive agreement would contain a customary no-shop covenant (subject only to a customary "fiduciary out" for the benefit of Williams Scotsman's board), customary other pre-closing covenants, customary closing conditions, customary representations and warranties and would not be subject to any financing contingency. The indicative term sheet provided for a termination fee of $40 million payable to the Ristretto Group in the event the Company exercised its fiduciary out and under certain other circumstances. In addition, the indicative term sheet provided that Williams Scotsman would reimburse the Ristretto Group and/or the acquisition vehicle for expenses up to $10 million in such events and, in addition, upon termination of the merger agreement for failure to obtain Williams Scotsman stockholder approval or a breach of the merger agreement by Williams Scotsman. The indicative term sheet stated that TDR envisioned Williams Scotsman's management team playing a key role in the surviving entity and expected, at the appropriate time, to discuss specific arrangements with key members of the management team and, in particular, expected to reach a mutually satisfactory arrangement with Mr. Holthaus prior to execution of a definitive merger agreement. The indicative term sheet stated that Williams Scotsman executive management, Oak Hill and Cypress would be expected to enter into irrevocable agreements to vote their shares to approve the merger (with the parties to discuss provision of a call option by Oak Hill and Cypress allowing the acquisition vehicle to acquire their shares following announcement). The offer contained in the indicative term sheet was made contingent upon completion of tax and legal due diligence and finalizing of financing arrangements. Finally, the indicative term sheet contained a request for an exclusive negotiating period through July 9, 2007.

        On June 18, 2007, the board of directors held a telephonic meeting to discuss the indicative term sheet and, in particular, TDR's request for an exclusive negotiating period. The board determined that prior to responding to TDR's request, the Company should retain financial advisors to assist the Company in connection with a potential transaction with TDR or another third party. It was decided that certain directors, with the participation of Mr. Holthaus, would interview potential financial advisors and report back to the full board with a recommendation as to which to retain. The board also discussed a number of provisions in the indicative term sheet that needed to be addressed in subsequent negotiations with TDR should the board determine to proceed. The board also discussed the provision in the indicative term sheet that TDR expected to reach a mutually satisfying arrangement with Mr. Holthaus prior to the execution of a definitive merger agreement. In view of the potential conflict that could be created by Mr. Holthaus' future role with the Ristretto Group, the board concluded that all future discussions relating to the transaction be conducted under the direction of the board and its financial advisors without Mr. Holthaus' participation in such discussions with TDR, and directed Mr. Holthaus not to engage in any discussions or negotiations with TDR regarding his future employment with the Company until permitted by the board. The board authorized Messrs. Gruber and Holthaus to jointly contact TDR to convey the foregoing determinations by the board. On June 19, 2007, Messrs. Gruber and Holthaus communicated the foregoing to Mr. Rosen. On June 19, 2007, and June 20, 2007, certain directors, with the participation of Mr. Holthaus, interviewed

CIBC World Markets and Banc of America Securities, also one of the Company's principal historical financial advisors, and discussed with them TDR's indicative term sheet.

        On June 20, 2007, TDR delivered a letter to the Company expressing its disappointment and concern about the time it was taking for the Company to engage with TDR on the terms of its proposed offer, and stating that, in view of the delays, TDR believed it would be inappropriate for TDR to continue working toward finalizing its offer until more progress had been made.

        On June 20, 2007, the board of directors held a telephonic meeting to discuss the status of the proposed transaction with TDR. The board discussed recent contacts (including the June 20, 2007, letter referred to above) between Williams Scotsman and TDR. The board also discussed the fact that an exclusivity agreement with TDR would restrict the board's ability to conduct a market check prior to the execution of a definitive agreement with TDR and considered the possible terms of a "go-shop" provision. Finally, the board determined that it would be beneficial to retain both CIBC World Markets and Banc of America Securities as the Company's financial advisors in connection with the potential sale of the Company.

        On June 23, 2007, the board of directors held a telephonic meeting to review with the Company's financial advisors financial matters relating to Williams Scotsman and TDR's indicative term sheet. After discussion, the board determined that the financial advisors, in accordance with direction from the board, should relay the next communication to TDR. The board instructed the financial advisors to convey to TDR that the following items had been determined by the board to be of particular importance: maximization of the purchase price and provision for a go-shop period following execution of the merger agreement with a relatively small termination fee so that competing bidders would not be deterred from considering a competing offer during the go-shop period. The board requested that Messrs. Gruber and Singleton serve as the principal points of contact with the financial advisors regarding discussions with TDR.

        Between June 23, 2007 and June 29, 2007, in accordance with the board's directives, the financial advisors discussed with TDR and its representatives the terms of the proposed transaction in connection with TDR's request for an exclusivity agreement, including the board's request for a higher purchase price and a go-shop provision with a corresponding lower termination fee. The financial advisors periodically reported these discussions to Messrs. Gruber and Singleton.

        On June 29, 2007, the board of directors held a telephonic meeting to receive an update from the financial advisors with respect to their discussions with TDR regarding the revised terms of the proposed transaction and to consider whether to grant TDR a limited period of exclusivity in light of such revised terms. The board was informed that the revised terms being proposed by TDR included a purchase price of $28 per share, a 30-day go-shop period and a $40 million termination fee, with additional expense reimbursement of $10 million (reduced to a $25 million termination fee, with additional $10 million expense reimbursement, during the go-shop period). The board also reviewed with the Company's legal and financial advisors current market practice regarding go-shop provisions and termination fees. The board instructed the financial advisors to negotiate further with the objectives (in order of priority) of obtaining the highest possible price per share, reducing the expense reimbursement cap and increasing the length of the go-shop period. The board then considered whether to grant exclusivity to TDR. After deliberations, the board of directors determined that it was in the best interests of the Company to authorize the negotiation of a two-to-three week exclusivity agreement, during which time TDR could complete its due diligence and negotiate a merger agreement with Williams Scotsman.

        The board then discussed Mr. Holthaus' involvement in acquisition discussions with TDR in light of his possible role in the Company following the proposed transaction. The board noted that it had not authorized Mr. Holthaus to have any discussions with TDR regarding his future employment with the Company, and Mr. Holthaus confirmed that none had occurred. The board concluded that

Mr. Holthaus would be permitted to meet with TDR to discuss his future role only after the key terms of the proposed acquisition were agreed to, and after he had reviewed and commented on a draft of the merger agreement. The board also discussed the possibility that Mr. Holthaus could sign a term sheet with TDR in respect of his future role at the end of the exclusivity period. The board concluded that although Mr. Holthaus had not had any communications with TDR regarding the terms of the proposed acquisition since the June 15 indicative term sheet without participation by another board member, once Mr. Holthaus commenced his talks with TDR with respect to his future role, it would no longer be appropriate for him to participate in any discussions with TDR regarding the transaction, though it would be appropriate for him to continue to take part in due diligence relating to the transaction. The board then discussed other matters relating to the potential transaction, including the status of TDR's financing and the nature and the credit worthiness of the potential buyer, the Ristretto Group, and how best to continue negotiations with TDR in order to reach a definitive merger agreement. The board decided that the Company's financial advisors should continue to act as principal points of contact with TDR and should regularly report on their contacts to a committee, referred to as the Committee, to be comprised of Messrs. Gruber, Singleton, Finley and James A. Flick, Jr.

        Finally, the board discussed the grant of stock options pursuant to its previously announced annual equity award policy stating that annual equity awards would be granted at or about the beginning of each July. The board considered the persons that were to receive the stock options and the proposed amounts of such stock options to be granted to the executive officers, including Mr. Holthaus, as previously approved by the compensation committee of the board. After discussing the possible implications of the grant on the ongoing negotiations with TDR, the board concluded that it was in the best interests of Williams Scotsman to grant such stock options in light of the fact that such grants are in the ordinary course of business, consistent with past practice pursuant to a previously announced policy governing a large number of employees who would be anticipating such grant. The options were granted on July 5, 2007, with an exercise price determined in accordance with the Company's stock incentive plan documents, which resulted in an exercise price equal to $23.81 per option share.

        On June 30, 2007, after discussions between Williams Scotsman's and TDR's respective financial advisors, Williams Scotsman's financial advisors reported to the Committee on a revised proposal received that day on behalf of TDR from TDR's financial advisors. The revised TDR proposal included the following: a purchase price of $28.25 per share, a go-shop period lasting 30 days, go-shop period expense reimbursement of up to $7.5 million and thereafter expense reimbursement of up to $10 million, expense reimbursement in the event that Williams Scotsman's stockholders voted against the proposed transaction and exclusivity through the opening of business on July 16, 2007. The financial advisors informed the Committee that TDR's financial advisor had indicated that TDR was unwilling to extend the go-shop period beyond 30 days. In accordance with instructions from the Committee, the financial advisors indicated to representatives of TDR the acceptance of this revised proposal as a basis for entering into an exclusivity agreement.

        On July 1, 2007, representatives of Williams Scotsman and TDR held a telephonic meeting to discuss the coordination of ongoing due diligence efforts. On July 2, 2007, John Ross, general counsel of Williams Scotsman, Paul Weiss and Paul, Hastings, Janofsky & Walker LLP, referred to as Paul Hastings, TDR's legal counsel, participated on a conference call to discuss legal due diligence efforts. From July 3, 2007, to July 6, 2007, representatives of Paul Hastings visited Williams Scotsman at its headquarters in Baltimore, Maryland, where they reviewed documents in connection with their legal due diligence investigation.

        On July 2, 2007, Williams Scotsman and Ristretto Holdings SCA entered into an exclusivity agreement pursuant to which Williams Scotsman agreed, through the opening of business on July 16, 2007, not to initiate, solicit, encourage, discuss or negotiate any proposal or offer to acquire Williams Scotsman from any party other than Ristretto Holdings SCA or its subsidiaries.

        Also on July 2, 2007, an initial draft merger agreement was delivered by Paul Hastings to Paul Weiss. Later that evening, Paul Weiss indicated to Paul Hastings its preliminary view of the initial draft merger agreement. On July 4, 2007, Paul Weiss delivered to Paul Hastings a revised draft of the merger agreement.

        On July 6, 2007, Paul Hastings delivered to Paul Weiss a revised draft of the merger agreement as well as an initial draft voting agreement pursuant to which Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. would undertake to vote the shares of Williams Scotsman common stock held by them in favor of adoption of the merger agreement.

        On July 8, 2007, Paul Weiss reviewed with the Committee its comments on the revised draft of the merger agreement and it was decided that Paul Weiss would contact Paul Hastings the following day to discuss the outstanding issues.

        On July 9, 2007, Paul Weiss and Paul Hastings discussed certain principal issues relating to the revised draft of the merger agreement, including the closing condition relating to Mr. Holthaus' employment agreement and matters relating to the terms of the go-shop. During these discussions, Paul Hastings advised Paul Weiss that TDR was unwilling to extend the go-shop period beyond 30 days and insisted that the reduced termination fee of $25 million apply only in the event an agreement with a competing bidder was entered into during the 30-day go-shop period. Paul Weiss also reiterated Williams Scotsman's request for information concerning the substance and creditworthiness of Ristretto Holdings S.a.r.l., referred to as Parent, and the financing of the transaction generally. Later that evening, Paul Weiss delivered to TDR and Paul Hastings a revised draft of the merger agreement. From July 9, 2007, to July 12, 2007, representatives of Williams Scotsman and TDR continued to discuss issues relating to the draft merger agreement. Ultimately the parties agreed that Mr. Holthaus' employment agreement would not be a condition to closing and that Ristretto Holdings SCA, referred to as Guarantor, would guarantee the obligations of Parent under the merger agreement.

        With the permission of the board of directors, on July 9 and July 10, 2007, Mr. Holthaus met with representatives of TDR in London to discuss the possible terms of Mr. Holthaus' post-closing employment by Ristretto and matters relating to the future operations of the combined businesses. Although no definitive agreements were reached, Mr. Holthaus and TDR agreed in principle to the provisions of a term sheet with the understanding that the term sheet would be used in negotiating the full terms of Mr. Holthaus' employment. See "The Merger—Interests of Williams Scotsman's Directors and Executive Officers in the Merger" beginning on page 44.

        On July 10, 2007, Paul Weiss delivered to Paul Hastings a revised draft of the voting agreement reflecting the comments of Williams Scotsman, Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. Also on July 10, 2007, Paul Weiss, on behalf of Williams Scotsman, provided to TDR an initial draft of the disclosure letter relating to the merger agreement. Between July 10, 2007 and July 18, 2007, the parties continued to finalize the disclosure letter. During this same period, TDR provided the debt commitment letter, dated July 7, 2007, between TDR, on the one hand, and Deutsche Bank AG, London Branch, and The Royal Bank of Scotland PLC, on the other hand, and a draft equity commitment letter between TDR and Ristretto Holdings SCA. Williams Scotsman's financial advisors had several discussions with representatives of TDR regarding the terms of the commitment letters and requested financial information concerning Parent and its affiliates.

        On July 12, 2007, the board of directors held a telephonic meeting. Paul Weiss made a presentation to the board regarding the fiduciary duties of the board and summarizing the terms of the proposed transaction and the probable timetable for completion of such a proposed transaction. In addition, CIBC World Markets and Banc of America Securities discussed financial aspects of the proposed transaction. The financial advisors then updated the board on their discussions with TDR relating to the terms of the proposed transaction, identifying the following issues, some of which remained unresolved: the need for Guarantor to guarantee the obligations of Parent under the merger agreement; the status of certain conditions contained in TDR's debt commitment letter; the length of the go-shop period and the applicability of the reduced termination fee of $25 million in the event an agreement relating to a superior proposal was entered into with a competing bidder after the go-shop period; the deletion of Mr. Holthaus' employment agreement as a condition to closing; and the request by TDR that the exclusivity period be extended by an additional week. The board also discussed with the financial advisors the then-current conditions in the debt and equity markets generally. After deliberating, the board authorized the financial advisors to propose to TDR to extend the exclusivity period until July 17, 2007, and authorized certain directors to work with the financial advisors to continue exclusivity period negotiations with TDR in the event that TDR would not accept this proposal. Mr. Holthaus then discussed with the board his meetings with TDR in London on July 9, 2007, explaining that TDR had proposed to him certain employment terms and that they had reached agreement in principle on the provisions of a term sheet. Mr. Holthaus indicated that, while he expected to be able to come to a final agreement with TDR on those terms, no such agreement had been reached. Mr. Holthaus then left the meeting, and the board met in executive session, discussing the merger agreement and other matters relating to the proposed transaction.

        On July 14, 2007, Paul Hastings provided to Paul Weiss a revised draft of the merger agreement and, on July 15, 2007, Paul Weiss and Paul Hastings held a telephonic meeting during which they continued to negotiate the merger agreement. The principal issues discussed were the duration of the go-shop period and the applicability of the reduced termination fee of $25 million in connection with the termination of the merger agreement under certain circumstances and the inclusion of a representation regarding Guarantor's financial condition and a covenant by Guarantor limiting its ability to undertake between signing and closing certain actions that could adversely effect its financial condition.

        Also on July 15, 2007, Ristretto Holdings SCA and Williams Scotsman executed an amendment to the exclusivity letter, extending the exclusivity period through the opening of business on July 19, 2007.

        During the next few days, Paul Weiss and Paul Hastings continued their negotiations of the terms of the merger agreement and the disclosure letter and the voting agreements and were able to reach agreement on most outstanding points. TDR ultimately rejected the repeated requests by representatives of Williams Scotsman that the duration of the go-shop period exceed 30 days and that the reduced termination fee of $25 million apply in certain circumstances following the expiration of the go-shop period (see "The Merger Agreement—Fees and Expenses; Termination Fee" beginning on page 75). The parties to the voting agreements agreed that the voting agreements would provide that the voting obligations of Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. would be terminated upon termination of the merger agreement in accordance with its terms or in the event that the merger agreement is amended without their prior written consent in a manner that, directly or indirectly, reduces or changes the consideration to be received by them or extends the "drop dead" date beyond March 31, 2008. Over the course of the day on July 18, 2007, the parties to the merger agreement and the voting agreements and their respective legal and financial advisors resolved the remaining open issues in the merger agreement and the disclosure letter and the voting agreements.

        On July 18, 2007, Williams Scotsman's board of directors held a telephonic meeting. Paul Weiss again summarized the board of directors' fiduciary duties. CIBC World Markets and Banc of America Securities each separately reviewed with the board its financial analysis of the $28.25 per share merger consideration and each rendered to the board an oral opinion, confirmed by delivery of a written opinion, dated July 18, 2007, to the effect that, as of that date and based on and subject to the matters described in such opinion, the $28.25 per share consideration to be received in the merger by holders of Williams Scotsman common stock was fair, from a financial point of view, to such holders. The financial advisors also provided the board of directors with an overview of the go-shop process which would begin upon the execution of the merger agreement and discussed with the board certain potential parties that might be contacted during such process. Paul Weiss reviewed in detail for the board of directors the material terms of the merger agreement, the voting agreements and other legal aspects of the proposed transaction. The board also was informed that documentation regarding compliance with certain of the conditions contained in TDR's debt commitment letter had been received and that TDR had agreed that Guarantor would guarantee the obligations of Parent under the merger agreement. Mr. Holthaus then left the meeting, and the board continued its deliberations in executive session. Thereafter, Mr. Holthaus was invited to rejoin the meeting and Williams Scotsman's board of directors unanimously approved and declared advisable the merger agreement, the merger and the voting agreements and certain transactions contemplated thereby and resolved to recommend that Williams Scotsman stockholders adopt the merger agreement. Also at this telephonic meeting of the board, the compensation committee of the board approved the deferred treatment of the stock options granted on July 5, 2007, as more fully described below under "The Merger Agreement—Termination" beginning on page 74, the acceleration of all other outstanding stock options and certain amendments to the employee stock purchase plan, and the full board confirmed and approved these actions by the compensation committee and also approved other matter relating to the merger.

        Following the meeting of the board of directors, the merger agreement and the voting agreements were executed by the parties thereto.

        On July 19, 2007, prior to the opening of trading on NASDAQ, Williams Scotsman issued a press release announcing the transaction.

        Beginning July 19, 2007, at the direction and under the supervision of Williams Scotsman's board of directors, representatives of CIBC World Markets and Banc of America Securities contacted approximately 55 parties to solicit indications of interest in an acquisition of Williams Scotsman that could lead to a superior proposal. During this go-shop period, which expired at 11:59 p.m. on August 17, 2007, Williams Scotsman and its representatives received no such indications of interest or proposals.

Determination of the Board of Directors; Reasons for Approval of the Merger; Recommendations

        Board of Directors.    After careful consideration, on July 18, 2007, Williams Scotsman's board of directors unanimously (1) determined that the merger agreement, the terms thereof and the merger and the other transactions contemplated thereby are fair to and in the best interests of Williams Scotsman and the holders of Williams Scotsman common stock and (2) approved and declared the advisability of the merger agreement. Accordingly, Williams Scotsman's board of directors recommends that stockholders vote FOR the proposal to adopt the merger agreement and FOR any adjournment proposal by Williams Scotsman's board of directors.

        Reasons for the Merger.    The material factors and potential benefits of the merger considered by Williams Scotsman's board of directors, each of which support the determination and recommendation set forth above, include the following:

  •
  the recent and historical market prices of Williams Scotsman common stock, including the market price of Williams Scotsman common stock relative to those of other industry participants and general market indices, and the fact that the $28.25 per share cash merger consideration represents a premium of approximately 21% to Williams Scotsman's closing price on NASDAQ on July 18, 2007, the last trading day before the announcement of the merger agreement, and a premium of approximately 20.3% based on the 30-day average price of Williams Scotsman common stock as of such date;

  •
  the belief of the board of directors that the cash consideration of $28.25 per share was likely the most favorable financial terms that could be obtained from Parent and its affiliates, and that further negotiation could have caused Parent and its affiliates to abandon the transaction;

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  the fact that the merger consideration is all cash, so that the transaction allows Williams Scotsman stockholders to immediately realize at the closing a fair value in cash for their investment and provides such stockholders certainty of value for their shares;

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  the financial and other terms and conditions of the merger agreement as reviewed by the board of directors, including the fact that the merger would not be subject to a financing condition and the transaction did not have any significant antitrust risk;

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  the fact that the merger agreement provides Williams Scotsman with the 30-day post-signing "go-shop" period during which Williams Scotsman was permitted to solicit interest in alternative transactions involving Williams Scotsman, and, after such 30-day period, permits Williams Scotsman to continue discussions with persons who had submitted certain written indications of interest during the go-shop period and to respond to unsolicited proposals under certain circumstances;

  •
  the fact that, subject to compliance with the terms and conditions of the merger agreement, the board of directors is permitted to change its recommendation to vote in favor of the proposal to adopt the merger agreement and, prior to the adoption of the merger agreement by stockholders, to terminate the merger agreement in order to enter into a definitive agreement with a competing bidder with respect to a superior proposal, upon the payment to Parent and Merger Sub of the following termination fees:

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  (1) a $25 million termination fee (and expense reimbursement of up to $7.5 million) in the event that the merger agreement is terminated in connection with entry into such definitive agreement during the go-shop period, or

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  (2) a $40 million termination fee (and expense reimbursement of up to $10 million) in the event that the merger agreement is terminated in connection with entry into such definitive agreement after the go-shop period;

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  the concern of the board of directors over the potential impact on Williams Scotsman's business and stock price of an unsuccessful public auction of the Company and its belief that if Williams Scotsman were to engage in some form of auction, it would be in the best interests of the stockholders to have a committed buyer in place prior to commencing such process;

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  the belief of the board of directors that the merger was more favorable to Williams Scotsman stockholders than the potential value that might result from other alternatives available, including continuing to operate in the ordinary course of business and the alternatives of pursuing other strategic initiatives;

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  the belief of the board of directors that while improvements in Williams Scotsman's operating performance could yield improved operating results, the achievement of such improvements is uncertain and subject to significant execution risk;

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  the support for the merger by Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P., which beneficially own in the aggregate approximately 27.3% of Williams Scotsman common stock and which will receive the same per share cash consideration as all other stockholders, and the fact that they were each willing to enter into a voting agreement pursuant to which each agreed to vote in favor of the adoption of the merger agreement;

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  the fact that Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. are not bound by their respective voting agreements if the merger agreement is terminated in accordance with its terms or amended or otherwise modified in a manner that, directly or indirectly, reduces or changes the form of merger consideration or extends the "drop dead" date in the merger agreement (defined as December 31, 2007) beyond March 31, 2008 (for a more detailed description of the voting agreements, please see "The Voting Agreements" beginning on page 78);

  •
  the separate opinions, and financial presentations, each dated July 18, 2007, of CIBC World Markets and Banc of America Securities to the board of directors as to the fairness, from a financial point of view and as of the date of the opinions, of the $28.25 per share merger consideration to be received by holders of Williams Scotsman common stock, as more fully described below under "The Merger—Opinions of Financial Advisors" beginning on page 29;

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  the availability of statutory appraisal rights to holders of Williams Scotsman common stock who comply with all of the required procedures under Delaware law, which allows such holders to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery;

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  the conditions in the debt and equity financing markets during the week preceding July 18, 2007, the date that the parties entered into the merger agreement, and the risk that such conditions could change in the future;

  •
  the fact that Guarantor has provided a guarantee in favor of Williams Scotsman with respect to certain of the payment and performance obligations of Parent and Merger Sub under the merger agreement and the reputation and financial condition of Guarantor; and

  •
  the fact that the board of directors permitted Mr. Holthaus to meet with TDR to discuss his future role in the Company following the proposed transaction only after the key terms of the proposed acquisition were agreed to, and after he had reviewed a draft of the merger agreement and given his comments thereupon.

        Williams Scotsman's board also considered certain material risks or potentially adverse factors in making its determination and recommendation, including the following:

  •
  the fact that the $28.25 price per share will represent the maximum price per share receivable by Williams Scotsman stockholders unless the merger agreement is terminated in accordance with its terms, and that Williams Scotsman will cease to be a public company and its stockholders will no longer participate in any future earnings or growth of Williams Scotsman and therefore will not benefit from any appreciation in the Company's value, including any appreciation in value that could be realized as a result of improvements to operations;

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  the fact that gains from all-cash transactions are generally taxable to Williams Scotsman stockholders for U.S. federal income tax purposes;

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  the fact that some of Williams Scotsman's directors and named executive officers, as stockholders, may have interests that may differ from those of Williams Scotsman's other stockholders (see "The Merger—Interests of Williams Scotsman's Directors and Executive Officers in the Merger" beginning on page 44 for more information);

  •
  the restrictions on the conduct of Williams Scotsman's business prior to the completion of the merger, requiring Williams Scotsman to conduct business only in the ordinary course, subject to specific limitations, which could delay or prevent the Company from undertaking business opportunities that may arise pending completion of the merger and the length of time between signing and closing when these restrictions are in place;

  •
  the terms of the merger agreement that place limitations on Williams Scotsman's ability to consider competing proposals and to terminate the merger agreement and accept a superior proposal;

  •
  the requirement that Williams Scotsman pay to Parent and Merger Sub a termination fee of up to $40 million and expense reimbursement of up to $10 million in the event that the merger agreement is terminated under certain circumstances; and

  •
  the possibility of disruption to Williams Scotsman's operations following the announcement of the merger, and the resulting effect if the merger does not close.

        The foregoing summarizes the material factors considered by the board of directors in its consideration of the merger. After considering these factors, the board of directors concluded that the positive factors relating to the merger agreement and the merger outweighed the potential negative factors. In view of the wide variety of factors considered by the board of directors and the complexity of these matters, the board of directors did not find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual members of the board of directors may have assigned different weights to various factors. The board of directors approved and declared the advisability of the merger agreement based upon the totality of the information presented to and considered by it.

Williams Scotsman's board of directors recommends that you vote FOR the proposal to adopt the merger agreement and FOR any adjournment proposal by Williams Scotsman's board of directors.

Opinions of Financial Advisors

Opinion of CIBC World Markets Corp.

        Williams Scotsman has engaged CIBC World Markets as its financial advisor in connection with the merger. In connection with this engagement, Williams Scotsman's board of directors requested that CIBC World Markets evaluate the fairness, from a financial point of view, of the $28.25 per share merger consideration to be received by holders of Williams Scotsman common stock. On July 18, 2007, at a meeting of Williams Scotsman's board of directors held to evaluate the merger, CIBC World Markets rendered to Williams Scotsman's board of directors an oral opinion, which was confirmed by delivery of a written opinion, dated July 18, 2007, to the effect that, as of that date and based on and subject to the matters described in its opinion, the $28.25 per share merger consideration to be received by holders of Williams Scotsman common stock was fair, from a financial point of view, to such holders.

        The full text of CIBC World Markets' written opinion to Williams Scotsman's board of directors, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Appendix B-1 to this document and is incorporated by reference in its entirety into this document. Holders of shares of Williams Scotsman common stock are encouraged to read the opinion carefully in its entirety. The following summary of CIBC World Markets' opinion is qualified in its entirety by reference to the full text of the opinion. CIBC World Markets delivered its opinion to Williams Scotsman's board of directors for the benefit and use of Williams Scotsman's board of directors in connection with and for the purposes of its evaluation of the merger consideration from a financial point of view. CIBC World Markets' opinion does not address any other aspect of the merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed merger.

        In arriving at its opinion, CIBC World Markets:

  •
  reviewed the merger agreement;

  •
  reviewed audited financial statements of Williams Scotsman for fiscal years ended December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003 and unaudited financial statements of Williams Scotsman for the three months ended March 31, 2007 prepared by Williams Scotsman's management;

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  reviewed financial forecasts and estimates relating to Williams Scotsman prepared by Williams Scotsman's management;

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  held discussions with Williams Scotsman's senior management with respect to Williams Scotsman's business and prospects;

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  reviewed historical market prices and trading volumes for Williams Scotsman common stock;

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  reviewed and analyzed certain publicly available financial data for companies that CIBC World Markets deemed relevant in evaluating Williams Scotsman;

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  reviewed and analyzed certain publicly available information for transactions that CIBC World Markets deemed relevant in evaluating the merger;

  •
  analyzed the estimated present value of Williams Scotsman's future cash flows based on financial forecasts and estimates prepared by Williams Scotsman's management;

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  reviewed and analyzed the premiums paid, based on publicly available information, in merger and acquisition transactions that CIBC World Markets deemed relevant in evaluating the merger;

  •
  reviewed other public information concerning Williams Scotsman; and

  •
  performed such other analyses, reviewed such other information and considered such other factors as CIBC World Markets deemed appropriate.

        In rendering its opinion, CIBC World Markets relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with CIBC World Markets by Williams Scotsman and its employees, representatives and affiliates or otherwise reviewed by CIBC World Markets. With respect to the financial forecasts and estimates relating to Williams Scotsman referred to above, CIBC World Markets assumed, at the direction of Williams Scotsman's management, without independent verification or investigation, that such forecasts and estimates were reasonably prepared on bases reflecting the best available information, estimates and judgments of Williams Scotsman's management as to Williams Scotsman's future financial condition and operating results. CIBC World Markets assumed, with Williams Scotsman's consent, that the merger would be consummated in accordance with the terms of the merger agreement without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws and other requirements and that, in the course of obtaining the necessary regulatory or third party approvals and consents with respect to the merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on Williams Scotsman or the merger. CIBC World Markets did not make or obtain any independent evaluations or appraisals of the assets or liabilities, contingent or otherwise, of Williams Scotsman and CIBC World Markets did not express any opinion as to Williams Scotsman's underlying valuation, future performance or long-term viability. CIBC World Markets expressed no view as to, and its opinion did not address, any terms or other aspects of the merger (other than the merger consideration to the extent expressly specified in its opinion) or any aspect or implication of any other agreement (including, without limitation, any voting agreement), arrangement or understanding entered into in connection with the merger or otherwise. In addition, CIBC World Markets expressed no view as to, and its opinion did not address, the underlying business decision of Williams Scotsman to proceed with or effect the merger nor did its opinion address the relative merits of the merger as compared to any alternative business strategies that might exist for Williams Scotsman or the effect of any other transaction in which Williams Scotsman might engage. In connection with its engagement, CIBC World Markets was not requested to, and it did not, prior to the date of its opinion, solicit third party indications of interest in the possible acquisition of all or a part of Williams Scotsman; however, CIBC World Markets was requested to solicit such indications of interest from potential buyers for a limited period after the date of the merger agreement as permitted under the merger agreement and CIBC World Markets and its affiliates, at the request of Williams Scotsman, may arrange or provide acquisition financing to such potential buyers. CIBC World Markets' opinion was necessarily based on the information available to CIBC World Markets and general economic, financial and stock market conditions and circumstances as they existed and could be evaluated by CIBC World Markets on the date of its opinion. It should be understood that, although subsequent developments may affect its opinion, CIBC World Markets does not have any obligation to update, revise or reaffirm its opinion. Except as described above, Williams Scotsman imposed no other instructions or limitations on CIBC World Markets with respect to the investigations made or the procedures followed by it in rendering its opinion.

        This summary is not a complete description of CIBC World Markets' opinion or the financial analyses performed and factors considered by CIBC World Markets in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. CIBC World Markets arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole, and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion. Accordingly, CIBC World Markets believes that its analyses and this summary must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying CIBC World Markets' analyses and opinion.

        In performing its analyses, CIBC World Markets considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond Williams Scotsman's control. No company, business or transaction used in the analyses is identical or directly comparable to Williams Scotsman or the merger, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed.

        The estimates contained in CIBC World Markets' analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by its analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, CIBC World Markets' analyses are inherently subject to substantial uncertainty.

        The type and amount of consideration payable in the merger were determined through negotiation among Williams Scotsman, Parent and TDR Capital, and the decision to enter into the merger was solely that of Williams Scotsman's board of directors. CIBC World Markets' opinion and financial presentation were only one of many factors considered by Williams Scotsman's board of directors in its evaluation of the merger and should not be viewed as determinative of the views of Williams Scotsman's board of directors or management with respect to the merger or the merger consideration.

        The following is a summary of the material financial analyses reviewed with Williams Scotsman's board of directors in connection with CIBC World Markets' opinion dated July 18, 2007. The financial analyses summarized below include information presented in tabular format. In order to fully understand CIBC World Markets' financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of CIBC World Markets' financial analyses.

  Selected Companies Analysis

        CIBC World Markets reviewed financial and stock market information for Williams Scotsman and the following five selected publicly held companies in the rental services industry:

  •
  H & E Equipment Services, Inc.
  •
  McGrath RentCorp
  •
  Mobile Mini, Inc.
  •
  RSC Holdings Inc.
  •
  United Rentals, Inc.

        CIBC World Markets reviewed, among other things, enterprise values of the selected companies, calculated as fully-diluted market value based on closing stock prices on July 17, 2007, plus debt, less cash, as a multiple of latest 12 months (as of March 31, 2007) earnings before interest, taxes, depreciation and amortization, referred to as EBITDA, and calendar year 2007 estimated EBITDA. CIBC World Markets then applied a range of selected multiples of latest 12 months EBITDA (as of March 31, 2007) and calendar year 2007 estimated EBITDA derived from the selected companies to corresponding data of Williams Scotsman. Financial data for the selected companies were based on public filings, publicly available research analysts' estimates and other publicly available information. Financial data for Williams Scotsman were based on Williams Scotsman's public filings and internal estimates of Williams Scotsman's management. This analysis indicated the following implied per share equity reference range for Williams Scotsman, as compared to the per share merger consideration:

Implied Per Share Equity Reference Range for Williams Scotsman	Per Share Merger Consideration
$15.81–$23.95	$28.25

  Selected Precedent Transactions Analysis

        CIBC World Markets reviewed transaction values in the following 20 selected transactions involving companies in the rental services industry:

Announcement Date		Acquiror		Target
•	04/2007	•	Resun Corporation	•	Transport International Pool, Inc. (d/b/a GE Modular Space)
•	04/2007	•	Lightyear Capital LLC	•	Neff Corp.
•	02/2007	•	Code Hennessy & Simmons, LLC	•	New Acton Mobile Industries, LLC
•	10/2006	•	Ripplewood Holdings, LLC; Oak Hill Capital Management LLC	•	Rental Services Corporation
•	09/2006	•	Aggreko plc	•	GE Energy Rentals Inc.
•	08/2006	•	Williams Scotsman	•	Wiron Construcciones Modulares, S.A.
•	08/2006	•	D.E. Shaw & Co., LP	•	Pac-Van, Inc.
•	07/2006	•	Welsh, Carson, Anderson & Stowe	•	Mobile Storage Group, Inc.
•	07/2006	•	Sunbelt Rentals, Inc.; Ashtead Group plc	•	NationsRent Companies, Inc.
•	05/2006	•	Diamond Castle Holdings, LLC	•	NES Rentals Holdings, Inc.
•	03/2006	•	Mobile Mini, Inc.	•	Royal Wolf Group
•	10/2005	•	Lightyear Capital	•	Baker Tanks, Inc.
•	06/2005	•	Odyssey Investment Partners, LLC	•	Neff Corp.
•	01/2004	•	Code Hennessy & Simmons, LLC	•	Baker Tanks, Inc.
•	08/2003	•	Hampshire Equity Partners	•	New Acton Mobile Industries, LLC
•	(Terminated)	•	Tyco International Ltd.	•	McGrath RentCorp
•	10/2000	•	Fremont Partners	•	Resun Leasing, Inc.
•	04/2000	•	Windward Capital Partners	•	Mobile Storage Group, Inc.
•	09/1998	•	Williams Scotsman	•	Space Master International, Inc.
•	05/1997	•	The Cypress Group LLC; Keystone, Inc.	•	Williams Scotsman

        CIBC World Markets reviewed transaction values in the selected transactions, calculated as the equity value for the target company based on the consideration payable in the selected transaction, plus debt, less cash, as a multiple of latest 12 months EBITDA (with the exception of the Wiron Construcciones Modulares/Williams Scotsman transaction, which multiple was based on Wiron Construcciones Modulares' fiscal year ended December 2005 EBITDA). CIBC World Markets then applied a range of selected multiples derived from the selected transactions to Williams Scotsman's latest 12 months (as of June 30, 2007) estimated EBITDA. Financial data for the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. Financial data for Williams Scotsman were based on internal estimates of Williams Scotsman's management. This analysis indicated the following implied per share equity reference range for Williams Scotsman, as compared to the per share merger consideration:

Implied Per Share Equity Reference Range for Williams Scotsman	Per Share Merger Consideration
$19.19–$24.53	$28.25

  Discounted Cash Flow Analysis

        CIBC World Markets performed a discounted cash flow analysis to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that Williams Scotsman could generate for fiscal years 2008 through 2012, based on internal estimates of Williams Scotsman's management. CIBC World Markets calculated a range of estimated terminal values by applying EBITDA terminal value multiples of 7.5x to 8.5x to Williams Scotsman's fiscal year 2012 estimated EBITDA. The cash flows and terminal values were then discounted to present value as of January 1, 2008 using discount rates ranging from 11.0% to 13.0%. This analysis indicated the following implied per share equity reference range for Williams Scotsman, as compared to the per share merger consideration:

Implied Per Share Equity Reference Range for Williams Scotsman	Per Share Merger Consideration
$22.47–$31.11	$28.25

  Leveraged Buyout Analysis

        CIBC World Markets performed a leveraged buyout analysis to estimate the theoretical purchase price that could be paid by a hypothetical financial buyer in an acquisition of Williams Scotsman taking into account the potential pro forma leverage structure of Williams Scotsman that could result from financing such acquisition under customary market terms and assuming that such financial buyer would attempt to realize a return on its investment at the end of calendar year 2012. Financial data for Williams Scotsman were based on internal estimates of Williams Scotsman's management. The estimated debt capacity of Williams Scotsman was calculated by applying a leverage multiple of 6.25x to Williams Scotsman's latest 12 months (as of June 30, 2007) estimated EBITDA. Estimated exit values for Williams Scotsman were calculated by applying an exit value multiple of 8.5x to Williams Scotsman's fiscal year 2012 estimated EBITDA. CIBC World Markets then derived a range of theoretical purchase prices based on an assumed required internal rate of return for a financial buyer of 20.0% to 25.0%. This analysis indicated the following implied per share equity reference range for Williams Scotsman, as compared to the per share merger consideration:

Implied Per Share Equity Reference Range for Williams Scotsman	Per Share Merger Consideration
$23.72–$26.33	$28.25

  Miscellaneous

        Williams Scotsman has agreed to pay CIBC World Markets an aggregate fee estimated to be approximately $9.7 million for its financial advisory services in connection with the merger, a portion of which was payable upon delivery of its opinion and a significant portion of which is contingent upon consummation of the merger. In addition, Williams Scotsman has agreed to reimburse CIBC World Markets for its reasonable expenses, including reasonable fees and expenses of its legal counsel, and to indemnify CIBC World Markets and related parties against liabilities, including liabilities under the federal securities laws, relating to, or arising out of, its engagement. CIBC World Markets and its affiliates in the past have provided services to Williams Scotsman and certain of its affiliates unrelated to the merger, for which services CIBC World Markets and such affiliates have received compensation, including having acted as (i) joint bookrunner and/or co-manager in connection with certain equity and debt offerings of Williams Scotsman and certain of its affiliates and (ii) a lender under certain credit facilities of Williams Scotsman. CIBC World Markets and its affiliates also in the past have provided and in the future may provide services to TDR Capital and certain of its affiliates unrelated to the merger, for which services CIBC World Markets and such affiliates have received and would expect to receive compensation, including having acted as financial advisor for TDR Capital and certain of its affiliates in connection with certain mergers and acquisitions transactions. In the ordinary course of business, CIBC World Markets and its affiliates may actively trade the securities of Williams Scotsman and certain of its affiliates and certain affiliates of TDR Capital for its and their own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

        Williams Scotsman selected CIBC World Markets as its financial advisor based on CIBC World Markets' reputation and experience and its familiarity with Williams Scotsman and its business. CIBC World Markets is an internationally recognized investment banking firm and, as a part of its investment banking business, is regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.

Opinion of Banc of America Securities LLC

        Williams Scotsman retained Banc of America Securities to act as its financial advisor in connection with the merger. Banc of America Securities is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Williams Scotsman selected Banc of America Securities on the basis of Banc of America Securities' experience in transactions similar to the merger, its reputation in the investment community and its familiarity with Williams Scotsman.

        On July 18, 2007, at a meeting of Williams Scotsman's board of directors held to evaluate the merger, Banc of America Securities delivered to Williams Scotsman's board of directors an oral opinion, which was confirmed by delivery of a written opinion, dated July 18, 2007, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the $28.25 per share merger consideration to be received by holders of Williams Scotsman common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders.

        The full text of Banc of America Securities' written opinion to Williams Scotsman's board of directors, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Appendix B-2 to this proxy statement and is incorporated by reference in its entirety into this proxy statement. Holders of Williams Scotsman common stock are encouraged to read the opinion carefully in its entirety. The following summary of Banc of America Securities' opinion is qualified in its entirety by reference to the full text of the opinion. Banc of America Securities delivered its opinion to Williams Scotsman's board of directors for the benefit and use of Williams Scotsman's board of directors in connection with and for purposes of its evaluation of the merger consideration from a financial point of view. Banc of America Securities' opinion does not address any other aspect of the merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the merger.

        In connection with rendering its opinion, Banc of America Securities:

  •
  reviewed certain publicly available financial statements and other business and financial information of Williams Scotsman;

  •
  reviewed certain internal financial statements and other financial and operating data concerning Williams Scotsman;

  •
  reviewed certain financial forecasts relating to Williams Scotsman prepared by Williams Scotsman's management, referred to as the Williams Scotsman forecasts;

  •
  discussed Williams Scotsman's past and current operations, financial condition and prospects with Williams Scotsman's senior executives;

  •
  reviewed the reported prices and trading activity for Williams Scotsman common stock;

  •
  compared Williams Scotsman's financial performance and the prices and trading activity of Williams Scotsman common stock with that of certain other publicly traded companies Banc of America Securities deemed relevant;

  •
  compared certain financial terms of the merger to financial terms, to the extent publicly available, of certain other business combination transactions that Banc of America Securities deemed relevant;

  •
  participated in discussions and negotiations among representatives of Williams Scotsman, Parent, TDR Capital and their respective advisors;

  •
  reviewed the merger agreement; and

  •
  performed such other analyses and considered such other factors as Banc of America Securities deemed appropriate.

        In arriving at its opinion, Banc of America Securities assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information reviewed by it. With respect to the Williams Scotsman forecasts, Banc of America Securities assumed, at Williams Scotsman's direction, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of Williams Scotsman's management as to Williams Scotsman's future financial performance. Banc of America Securities did not make any independent valuation or appraisal of the assets or liabilities, contingent or otherwise, of Williams Scotsman and Banc of America Securities was not furnished with any such valuations or appraisals. Banc of America Securities assumed, with Williams Scotsman's consent, that the merger would be consummated as provided in the merger agreement, with full satisfaction of all covenants and conditions set forth in the merger agreement and without any waivers.

        Banc of America Securities expressed no view or opinion as to any terms or aspects of the merger (other than the merger consideration to the extent expressly specified in its opinion), including, without limitation, the form or structure of the merger or any aspect or implication of any other agreement (including, without limitation, any voting agreement), arrangement or understanding entered into in connection with the merger or otherwise. Banc of America Securities was not requested to, and it did not, prior to the date of its opinion, solicit indications of interest or proposals from third parties regarding the acquisition of all or a portion of Williams Scotsman; however, Banc of America Securities was requested to solicit such indications of interest from potential buyers for a limited period after the date of the merger agreement as permitted under the merger agreement and Banc of America Securities and its affiliates, at the request of Williams Scotsman, may arrange or provide acquisition financing to such potential buyers. In addition, no view or opinion was expressed as to the relative merits of the merger in comparison to other transactions available to Williams Scotsman or in which Williams Scotsman might engage or as to whether any transaction might be more favorable to Williams Scotsman as an alternative to the merger, nor did Banc of America Securities express any opinion as to the underlying business decision of Williams Scotsman's board of directors to proceed with or effect the merger.

        Banc of America Securities' opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to Banc of America Securities as of, the date of its opinion. Accordingly, although subsequent developments may affect its opinion, Banc of America Securities did not assume any obligation to update, revise or reaffirm its opinion. Except as described above, Williams Scotsman imposed no other instructions or limitations on Banc of America Securities with respect to the investigations made or the procedures followed by it in rendering its opinion.

        The following represents a brief summary of the material financial analyses presented by Banc of America Securities to Williams Scotsman's board of directors in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Banc of America Securities, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Banc of America Securities. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Banc of America Securities.

  Selected Publicly Traded Companies Analysis

        Banc of America Securities reviewed publicly available financial and stock market information for the following nine publicly traded companies in the rental services and modular space industries:

	Rental Services Companies	Modular Space Companies
•	Ashtead Group plc	•	Aggreko plc
•	Finning International Inc.	•	Mobile Mini, Inc.
•	H & E Equipment Services, Inc.	•	McGrath RentCorp
•	RSC Holdings Inc.
•	Toromont Industries Ltd.
•	United Rentals, Inc.

        Banc of America Securities reviewed, among other things, enterprise values of the selected publicly traded companies, calculated as fully-diluted market values of the selected companies based on closing stock prices on July 17, 2007, plus debt, minority interests and preferred stock, less cash and cash equivalents, as a multiple of calendar year 2007 estimated EBITDA. Banc of America Securities then applied a range of selected multiples of calendar year 2007 estimated EBITDA derived from the selected publicly traded companies to corresponding data of Williams Scotsman. Estimated financial data of the selected publicly traded companies were based on publicly available research analysts' estimates. Estimated financial data of Williams Scotsman were based on internal estimates of Williams Scotsman's management. This analysis indicated the following implied per share equity reference range for Williams Scotsman, as compared to the per share merger consideration:

Implied Per Share Equity Reference Range for Williams Scotsman	Per Share Merger Consideration
$23.20–$29.08	$28.25

        No company used in this analysis is identical to Williams Scotsman. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which Williams Scotsman was compared.

  Selected Precedent Transactions Analysis

        Banc of America Securities reviewed, to the extent publicly available, financial information relating to the following 27 selected transactions involving companies in the rental services, modular space and construction equipment rental industries:

Announcement Date		Acquiror		Target
•	4/9/07	•	Odyssey Investment Partners, LLC	•	NES Rentals Holdings, Inc. (Tank Rentals Division)
•	4/2/07	•	Lightyear Capital LLC	•	Neff Corp.
•	3/31/07	•	Resun Corporation	•	Transport International Pool, Inc. (d/b/a GE Modular Space)
•	10/6/06	•	Ripplewood Holdings, LLC; Oak Hill Capital Management LLC	•	Rental Services Corporation
•	9/26/06	•	Aggreko plc	•	GE Energy Rentals Inc.
•	8/18/06	•	Williams Scotsman	•	Wiron Construcciones Modulares, S.A.
•	7/18/06	•	Ashtead Group plc	•	NationsRent Companies, Inc.
•	7/14/06	•	Brand Services, Inc.	•	Interstate Scaffolding, Inc.
•	7/12/06	•	Welsh, Carson, Anderson & Stowe	•	Mobile Storage Group, Inc.
•	7/6/06	•	Code Hennessy & Simmons, LLC	•	Penhall Rental Corp.
•	5/24/06	•	Diamond Castle Holdings, LLC	•	NES Rentals Holdings, Inc.
•	1/18/06	•	J.P. Morgan Partners, LLC	•	Waco International Ltd.
•	1/4/06	•	H & E Equipment Services, Inc.	•	Eagle High Reach Equipment, Inc.
•	10/17/05	•	Lightyear Capital LLC	•	Baker Tanks, Inc.
•	10/5/05	•	Ashtead plc	•	Northridge Equipment Co.
•	9/5/05	•	Clayton, Dubilier & Rice, Inc.	•	Hertz Equipment Rental Corp.
•	5/25/05	•	TDR Capital LLP	•	Elliott Equipment Company
•	4/8/05	•	Odyssey Investment Partners, LLC	•	Neff Corp.
•	7/16/04	•	TDR Capital LLP	•	Algeco S.A.
•	4/20/00	•	Ashtead plc	•	BET USA, Inc.
•	7/1/99	•	Anthony Crane Rental Holdings, LP	•	Carlisle Equipment Group, LP
•	6/28/99	•	Atlas Copco AB	•	Rental Services Corporation
•	7/22/98	•	Bain Capital, LLC	•	Anthony Crane Rental Holdings, LP
•	6/30/98	•	Bruckmann, Rosser, Sherrill & Co. LLC	•	Penhall Rental Corp.
•	6/16/98	•	United Rentals, Inc.	•	US Rentals, Inc.
•	6/10/97	•	Atlas Copco AB	•	Prime Service Provider Corporation
•	4/10/97	•	The Cypress Group LLC; Keystone, Inc.	•	Williams Scotsman

        Banc of America Securities reviewed, among other things, transaction values, calculated as the equity value implied for the target company based on the consideration payable in the selected transaction, plus debt, minority interests and preferred stock, less cash and cash equivalents, as a multiple of latest 12 months EBITDA. Banc of America Securities then applied a range of selected multiples of latest 12 months EBITDA derived from the selected transactions to latest 12 months (as of March 31, 2007) EBITDA for Williams Scotsman. Financial data of the selected transactions were based on publicly available information. Financial data of Williams Scotsman were based on Williams Scotsman's public filings. This analysis indicated the following implied per share equity reference range for Williams Scotsman, as compared to the per share merger consideration:

Implied Per Share Equity Reference Range for Williams Scotsman	Per Share Merger Consideration
$17.54–$22.67	$28.25

        No company, business or transaction used in this analysis is identical to Williams Scotsman or the merger. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, business segments or transactions to which Williams Scotsman and the merger were compared.

  Discounted Cash Flow Analysis

        Banc of America Securities performed a discounted cash flow analysis of Williams Scotsman to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that Williams Scotsman could generate during the second half of calendar year 2007 through the full calendar year 2011 based on internal estimates of Williams Scotsman's management. Banc of America Securities calculated terminal values for Williams Scotsman by applying terminal EBITDA multiples of 7.5x to 8.5x to Williams Scotsman's calendar year 2011 estimated EBITDA. The cash flows and terminal values were then discounted to present value as of June 30, 2007 using discount rates ranging from 10.5% to 12.5%. This analysis indicated the following implied per share equity reference range for Williams Scotsman, as compared to the per share merger consideration:

Implied Per Share Equity Reference Range for Williams Scotsman	Per Share Merger Consideration
$22.53–$30.68	$28.25

  Leveraged Buyout Analysis

        Banc of America Securities performed a leveraged buyout analysis to estimate the theoretical purchase price that could be paid by a hypothetical financial buyer in an acquisition of Williams Scotsman taking into account the potential pro forma leverage structure of Williams Scotsman that could result from financing such acquisition under customary market terms and assuming that such financial buyer would attempt to realize a return on its investment at the end of calendar year 2011. Financial data for Williams Scotsman were based on internal estimates of Williams Scotsman's management. The estimated debt capacity of Williams Scotsman was calculated by applying a leverage multiple of 6.25x to Williams Scotsman's latest 12 months (as of June 30, 2007) EBITDA. Estimated exit values for Williams Scotsman were calculated by applying a range of exit value multiples of 7.5x to 8.5x to Williams Scotsman's fiscal year 2011 estimated EBITDA. Banc of America Securities then derived a range of theoretical purchase prices based on an assumed required internal rate of return for a financial buyer of 17.5% to 22.5%. This analysis indicated the following implied per share equity reference range for Williams Scotsman, as compared to the per share merger consideration:

Implied Per Share Equity Reference Range for Williams Scotsman	Per Share Merger Consideration
$22.32–$28.24	$28.25

  Miscellaneous

        As noted above, the discussion set forth above is a summary of the material financial analyses presented by Banc of America Securities to Williams Scotsman's board of directors in connection with its opinion and is not a comprehensive description of all analyses undertaken by Banc of America Securities in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. Banc of America Securities believes that its analyses summarized above must be considered as a whole. Banc of America Securities further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Banc of America Securities' analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

        In performing its analyses, Banc of America Securities considered industry performance, general business and economic conditions and other matters, many of which are beyond Williams Scotsman's control. The estimates of the future performance of Williams Scotsman provided by Williams Scotsman's management in or underlying Banc of America Securities' analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by Banc of America Securities' analyses. These analyses were prepared solely as part of Banc of America Securities' analysis of the fairness of the merger consideration from a financial point of view, and were provided to Williams Scotsman's board of directors in connection with the delivery of Banc of America Securities' opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be Banc of America Securities' view of the actual value of Williams Scotsman.

        The type and amount of consideration payable in the merger were determined through negotiations between Williams Scotsman, on the one hand, and Parent and TDR Capital, on the other hand, rather than by any financial advisor, and were approved by Williams Scotsman's board of directors. The decision to enter into the merger agreement was solely that of Williams Scotsman's board of directors. As described above, Banc of America Securities' opinion and analyses were only one of many factors considered by Williams Scotsman's board of directors in its evaluation of the proposed merger and should not be viewed as determinative of the views of Williams Scotsman's board of directors or management with respect to the merger or the merger consideration.

        Williams Scotsman has agreed to pay Banc of America Securities an aggregate fee estimated to be approximately $9.7 million for its services in connection with the merger, a portion of which was payable upon the rendering of Banc of America Securities' opinion and a significant portion of which is contingent upon the consummation of the merger. Williams Scotsman also has agreed to reimburse Banc of America Securities for all reasonable expenses (including any reasonable fees and disbursements of Banc of America Securities' counsel) incurred in connection with Banc of America Securities' engagement, and to indemnify Banc of America Securities, any controlling person of Banc of America Securities and each of their respective directors, officers, employees, agents, affiliates and representatives against specified liabilities, including liabilities under the federal securities laws.

        Banc of America Securities or its affiliates in the past have provided, currently are providing and in the future may provide financial advisory and financing services to Williams Scotsman and certain of its affiliates, and have received and in the future may receive fees for the rendering of these services, including, among other things, acting or having acted as (i) co-lead arranger, book running manager, administrative agent, collateral agent and/or co-documentation agent for, and lender under, certain credit facilities of Williams Scotsman and certain of its affiliates, (ii) financial advisor to an affiliate of Williams Scotsman in connection with a mergers and acquisitions transaction, (iii) co-manager and bookrunner for the initial public offerings of Williams Scotsman and certain of its affiliates and (iv) bookrunner for certain debt offerings by Williams Scotsman and certain of its affiliates. In the ordinary course of its businesses, Banc of America Securities and its affiliates may actively trade or hold securities or loans of Williams Scotsman and certain affiliates of Williams Scotsman and TDR Capital, and may actively trade or hold loans of TDR Capital, for its own accounts or for the accounts of customers and, accordingly, Banc of America Securities or its affiliates may at any time hold long or short positions in such securities or loans.

Certain Financial Forecasts

        Williams Scotsman does not, as a matter of course, publicly disclose projections of future revenues or earnings. However, in connection with the proposed merger, the Company provided financial forecasts to the Company's financial advisors. Set forth below is a summary of certain of the significant components of, and assumptions reflected in, these financial forecasts.

        In compiling the financial forecasts, which cover the five-year period ending December 31, 2012, Williams Scotsman's management took into account historical performance, combined with estimates regarding revenues, operating income, net income, earnings before interest, taxes, depreciation and amortization, also referred to as EBITDA, margins and capital spending. The financial forecasts were developed in a manner consistent with management's historical development of budgets and were not developed for public disclosure. The financial forecasts reflect numerous assumptions and estimates as to future events made by Williams Scotsman's management that Williams Scotsman's management believed were reasonable at the time the financial forecasts were prepared. In addition, factors such as industry performance and general business, economic, regulatory, market and financial conditions, all of which are difficult to predict and beyond the control of Williams Scotsman's management, may cause the financial forecasts or the underlying assumptions not to be reflective of actual future results. Accordingly, there can be no assurance that the financial forecasts will be realized, and actual results may be materially greater or less than those contained in the financial forecasts. The inclusion of this information should not be regarded as an indication that the Company's financial advisors or any other recipient of this information considered, or now considers, it to be predictive of actual future results.

        The financial forecasts projected a compounded annual growth rate over the five-year period in Williams Scotsman's revenues and EBITDA (including stock compensation charges) of approximately 8.0% (from approximately $803 million in estimated 2007 revenues to approximately $1,181 million in estimated 2012 revenues) and 7.6% (from approximately $262 million in estimated 2007 EBITDA to approximately $377 million in estimated 2012 EBITDA), respectively. The financial forecasts projected Williams Scotsman's gross margins would remain relatively constant during the period at between 41.0% to 41.7%. Also during the five-year period, operating income and net income were projected to grow at compounded annual rates of 8.1% and 14.8%, respectively, or from approximately $171 million in estimated 2007 operating income to approximately $252 million in estimated 2012 operating income, and from approximately $58 million in estimated 2007 net income to approximately $115 million in estimated 2012 net income.

        The financial forecasts were based on a number of assumptions, including the continuation of the relatively strong general economic environment for Williams Scotsman's services through 2012 and did not reflect any contraction in the US, Canadian or European economies over the forecast period. In addition, the financial forecasts assumed that Williams Scotsman's capital expenditures (net of used sale proceeds and excluding acquisitions) during the five-year period would range from approximately $142 million in 2007 to approximately $167 million in 2012. They also assumed, with respect to Williams Scotsman's North American operations, that during the five-year period (a) total fleet utilization rates would remain relatively constant at approximately 83% and (b) compounded annual growth rates in total units and average rental rates would be approximately 3.0% and 3.7%, respectively.

        Williams Scotsman does not intend to update or otherwise revise the financial forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the financial forecasts are shown to be in error.

Plans for Williams Scotsman after the Merger

        It is expected that, upon consummation of the merger, in North America the operations of Williams Scotsman will be conducted substantially as they currently are being conducted and in Spain, because of certain overlapping operations of Williams Scotsman and affiliates of Parent, an appropriate plan will be developed to effectively combine these operations. Following consummation of the merger, the management and/or board of directors of the surviving corporation may initiate a review of the surviving corporation and its assets, corporate and capital structure, capitalization, operations, business, properties and personnel to determine what changes, if any, would be desirable following the merger to enhance the business and operations of the surviving corporation. The surviving corporation expressly reserves the right to make any changes it deems appropriate in light of such evaluation and review or in light of future developments.

Effects of the Merger

        If Williams Scotsman's stockholders adopt the merger agreement and the other conditions to the closing of the merger are either satisfied or waived, Merger Sub will be merged with and into Williams Scotsman, with Williams Scotsman being the surviving corporation. After the merger Parent will own all of the capital stock of Williams Scotsman.

        When the merger is completed, each share of Williams Scotsman common stock issued and outstanding immediately prior to the effective time of the merger (other than shares held by Parent, Merger Sub or any subsidiary of Williams Scotsman or held in the treasury of Williams Scotsman, which shares will be cancelled and no consideration shall be paid in exchange therefor, and other than shares held by a stockholder who has not voted in favor of the adoption of the merger agreement or consented thereto in writing and who has properly exercised appraisal rights with respect thereto), will be canceled and converted automatically into the right to receive a cash payment of $28.25 without interest and less any applicable withholding taxes.

        With respect to options to acquire Williams Scotsman common stock, shares of Williams Scotsman common stock purchased under the employee stock purchase plan, and shares of restricted stock:

  •
  as of the effective time, each outstanding option to acquire Williams Scotsman common stock (other than the options granted on July 5, 2007, which are discussed below) granted under Williams Scotsman's stock option plans, vested or unvested, will be canceled, and the option holder will be entitled to receive in consideration of the cancellation and as settlement of all rights of such option holder with respect to such option, an amount in cash equal to the excess (if any) of (A) the product of (i) the number of shares of common stock subject to such option and (ii) the merger consideration over (B) the aggregate exercise price of such option, without interest and less any amounts required to be deducted and withheld under any applicable law. All payments with respect to canceled options shall be made by the disbursing agent as promptly as reasonably practicable after the effective time from funds deposited by or at the direction of Parent to pay such amounts in accordance with the merger agreement, but in no event later than five business days after the effective time;

  •
  as of the effective time, each outstanding option granted on July 5, 2007, will be canceled and converted into the right to receive a cash payment on the date that is the earlier of the first anniversary of the effective time or the date of such option holder's termination of employment (provided, that such payment will be forfeited if such option holder's employment is terminated by Williams Scotsman for "cause" or the option holder terminates his or her employment without "good reason"). Such cash payment shall be in an amount equal to the excess (if any) of (A) the product of (i) the number of shares of common stock subject to such option and (ii) the merger consideration over (B) the aggregate exercise price of such option, without interest and less any amounts required to be deducted and withheld under any applicable law;

  •
  immediately prior to and effective as of the effective time Williams Scotsman shall terminate its employee stock purchase plan. Each share of common stock of Williams Scotsman purchased under the employee stock purchase plan shall be automatically converted into the right to receive the merger consideration on the same basis as other shares of common stock; and

  •
  each share of restricted stock of Williams Scotsman outstanding immediately prior to the Effective Time, whether vested or unvested, will vest and become free of all restrictions immediately prior to the effective time and shall be canceled and converted into the right to receive the merger consideration.

        After the effective time, each holder of a certificate representing shares of Williams Scotsman common stock (other than dissenting shares) will no longer have any rights with respect to such shares, except for the right to receive the merger consideration. Therefore, such holders of certificates representing shares of Williams Scotsman will no longer have an equity interest in Williams Scotsman and will not participate in any potential future earnings or growth of Williams Scotsman.

        Williams Scotsman common stock is currently registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and is quoted on NASDAQ under the symbol "WLSC." As a result of the merger Parent will own all of the capital stock of Williams Scotsman. After the merger, Williams Scotsman common stock will cease to be quoted on NASDAQ. In addition, the registration of Williams Scotsman common stock under the Exchange Act will be terminated. This termination will make certain provisions of the Exchange Act, such as the requirement of furnishing a proxy or information statement in connection with stockholders' meetings, no longer applicable to Williams Scotsman. After the effective time of the merger, Williams Scotsman will also no longer be required to file periodic reports with the SEC.

        Pursuant to the merger agreement, upon the request of Parent or Merger Sub, Williams Scotsman must use its reasonable best efforts to obtain the consent of its lenders to permit it to provide the notice of redemption contemplated by the indenture dated as of September 29, 2005, referred to as the indenture, by and among Williams Scotsman, Inc., as issuer, the guarantors named therein, and The Bank of New York, as trustee, providing for a redemption of the notes issued under such indenture in connection with a change of control and to issue such notice of redemption; provided that such notice shall provide that the consummation of such redemption shall be conditioned on the consummation of the merger. See "The Merger Agreement—Financing" beginning on page 66. On September 11, 2007, Parent requested, pursuant to the merger agreement, that Williams Scotsman obtain such consent of its lenders and timely deliver such notice of redemption to the holders of notes issued under the indenture. The request indicated that the anticipated redemption date would be October 31, 2007, with consummation of the redemption conditioned on the consummation of the merger. Williams Scotsman has obtained the consent of its lenders and issued a notice of redemption with respect to all of its outstanding notes, conditioned on the consummation of the merger, on September 27, 2007.

Procedures for Receiving the Merger Consideration

        Prior to the closing date, Parent will designate a bank or trust company reasonably satisfactory to Williams Scotsman to act as the disbursing agent for the payment of the merger consideration, which bank or trust company shall be referred to as the disbursing agent.

        Automatic Payment.    The disbursing agent will pay such merger consideration automatically with respect to the following by delivering payment to the record holder at the address reflected in our transfer agent's records:

  •
  uncertificated shares of Williams Scotsman common stock, referred to in this proxy statement as DRS shares, registered in book-entry form with our transfer agent known as the Direct Registration System, or DRS, and

  •
  any restricted stock registered with our transfer agent in the name of an employee and held by Williams Scotsman in certificated form, referred to in this proxy statement as certificated restricted shares, and

  •
  any restricted stock registered with our transfer agent in the name of an employee in uncertificated, book-entry form controlled by Williams Scotsman, referred to in this proxy statement as uncertificated restricted shares.

        The disbursing agent will pay such merger consideration automatically with respect to options entitled to such consideration by delivering payment to the beneficial owner at the address reflected in Williams Scotsman's records.

        Exchange Required for Payment.    If shares of Williams Scotsman common stock are held in certificated form (other than certificated restricted shares), the disbursing agent will pay such merger consideration, pursuant to the terms of the merger agreement, upon surrender of the certificates representing such shares. If shares of Williams Scotsman common stock are registered with the transfer agent in any book-entry or uncertificated form other than DRS, collectively referred to in this proxy statement as street name stock, the disbursing agent will pay such merger consideration upon delivery of book-entry account statements reflecting the ownership of such street name stock.

        As promptly as practicable after the effective time (but no later than five business days after the effective time), the surviving corporation will cause the disbursing agent to send a letter of transmittal and instructions for each of the following to effect the necessary exchanges for the merger consideration:

  •
  each record holder of Williams Scotsman common stock whose shares were held in certificated form (other than certificated restricted shares), and

  •
  each record holder of street name stock.

        The record holder will be entitled to receive such merger consideration for the number of shares registered in their name only upon surrender to the disbursing agent of the holder's share certificate(s), or, for street name stock, book-entry account statements reflecting the ownership of such shares, together with the letter of transmittal and other required documentation, duly executed and completed in accordance with the instructions. YOU SHOULD NOT FORWARD YOUR STOCK CERTIFICATES TO THE DISBURSING AGENT WITHOUT A LETTER OF TRANSMITTAL, AND YOU SHOULD NOT RETURN YOUR STOCK CERTIFICATES WITH THE ENCLOSED PROXY.

Effects on Williams Scotsman if the Merger is not Completed

        In the event that Williams Scotsman's stockholders do not adopt the merger agreement or if the merger is not completed for any other reason, neither our stockholders nor holders of securities convertible into Williams Scotsman common stock, such as options, will receive any payment for their shares in connection with the merger. Instead, Williams Scotsman will remain an independent public company and Williams Scotsman common stock will continue to be listed and traded on NASDAQ and registered under the Exchange Act. In addition, if the merger is not completed, we expect that management will operate the business in a manner similar to that in which it is being operated today and that Williams Scotsman's stockholders will continue to be subject to the same risks and opportunities as they currently are, including, among other things, the nature of mobile and modular space solutions sector on which Williams Scotsman's business largely depends, and general industry, economic and market conditions. Accordingly, if the merger is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of your Williams Scotsman common stock and securities convertible into Williams Scotsman common stock, such as options. From time to time, Williams Scotsman's board of directors will evaluate and review the business operations, properties, dividend policy and capitalization of Williams Scotsman, among other things, make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to maximize stockholder value. If Williams Scotsman's stockholders do not adopt the merger agreement or if the merger is not consummated for any other reason, there can be no assurance that any other transaction acceptable to Williams Scotsman as fair to, and in the best interests of, our stockholders will be offered, or that the business, prospects or results of operations, financial condition, or cash flows of Williams Scotsman will not be adversely impacted.

        If the merger agreement is terminated under certain circumstances, including in connection with entry into a definitive agreement with a competing bidder during the go-shop period, Williams Scotsman may be obligated to pay a termination fee of $25 million (and expense reimbursement of up to $7.5 million) to Parent and Merger Sub. If the merger agreement is terminated under certain other circumstances, Williams Scotsman may be obligated to pay a termination fee of $40 million (and expense reimbursement of up to $10 million) to Parent and Merger Sub. See "The Merger Agreement—Fees and Expenses; Termination Fee" beginning on page 75.

Financing

        Parent will fund the merger and the related transactions, including the payment of related transaction costs, charges, fees and expenses, with a combination of debt financing and cash on hand and cash of certain of Parent's affiliates. TDR entered into a debt commitment letter, dated as of July 7, 2007, with Deutsche Bank AG, London Branch, and the Royal Bank of Scotland PLC (which debt commitment letter may be terminated if certain financing documents are not entered into within 90 days after July 7, 2007), pursuant to which Deutsche Bank AG, London Branch, and the Royal Bank of Scotland PLC committed to provide to such affiliate of Parent an aggregate of €3.225 billion, which will be made available to Parent to fund the merger and related transactions. On July 18, 2007, TDR entered into an equity commitment letter with Guarantor pursuant to which TDR committed to invest in Guarantor certain cash amounts as set forth therein. Parent estimates that the total amount of funds necessary to complete the proposed merger and related transactions is approximately $2.2 billion, which includes approximately $1.25 billion to be paid to Williams Scotsman's stockholders and optionholders. The consummation of the merger is not conditioned on Parent receiving the proceeds contemplated by the commitment letters.

Interests of Williams Scotsman's Directors and Executive Officers in the Merger

        In considering the recommendations of the board of directors, Williams Scotsman's stockholders should be aware that certain of Williams Scotsman's directors and executive officers may have interests in the transaction that may be different from, and/or in addition to, the interests of Williams Scotsman's stockholders generally. Williams Scotsman's board of directors was aware of these potential conflicts of interest and considered them, among other matters, in reaching its decisions and recommendations with respect to the merger agreement and related matters.

Existing Employment of Named Executive Officers

        In connection with the initial public offering of shares of Williams Scotsman common stock in September 2005, the Company entered into an employment agreement, dated September 23, 2005, with each of the named executive officers. Each employment agreement has an initial term of five years, which is automatically renewed for successive twelve month periods unless either party notifies the other, no less than 60 days prior to the end of the then scheduled term, that it does not wish to extend the term. Under the employment agreements, Mr. Holthaus serves as the President and Chief Executive Officer, Mr. Donegan serves as Executive Vice President—US Field Operations, Mr. Singer serves as Executive Vice President and Chief Financial Officer, Mr. LeBuhn serves as Senior Vice

President and Chief Administrative Officer and Mr. Ross serves as Vice President and General Counsel.

        Regardless of the manner in which a named executive officer's employment terminates, he will be entitled to receive accrued but unpaid base salary through his date of termination, accrued and unused paid time off benefits, and any employee benefits pursuant to the terms of the Company's benefit plans (including vested benefits under the Company's 401(k) Retirement Plan and Executive Deferred Compensation Plan).

        The employment agreement with each of the named executive officers provides that, if an executive's employment is terminated (a) by the company without cause (as defined in the relevant employment agreement) or (b) by the executive for good reason (as defined in the relevant employment agreement) within twelve months following a change in control (as defined in the relevant employment agreement), then in addition to the benefits in the preceding paragraph the executive will be entitled to receive:

  •
  his then current base salary for a period of 18 months (12 months in the case of Messrs. Singer, LeBuhn and Ross) following termination of employment, plus an amount equal to the annual bonus earned by the executive for the year prior to the year of termination of employment. Such amounts will be paid ratably over the 18-month period (12-month period in the case of Messrs. Singer, LeBuhn and Ross) in accordance with the Company's normal payroll practices; and

  •
  a pro rata annual bonus for the year of termination of employment, payable on the date bonuses are paid to the other senior executives of the Company for that year, equal to the annual bonus, if any, that the executive would have received for such year if he had remained employed with the Company on the payment date, multiplied by a fraction, the numerator of which is the number of days elapsed in the calendar year of termination through the date of termination, and the denominator of which is 365.

        We refer to the foregoing payments as the "severance payments." Williams Scotsman reserves the right to make the severance payments in the form of a lump sum, to the extent such payments would not result in additional tax to the executive under Section 409A of the Internal Revenue Code.

  •
  continued participation in our health plan and our group term life insurance plan (and we will pay the premium of Mr. Holthaus' long term disability coverage) at our cost, until the executive ceases to receive the continued base salary and management incentive bonus payments described above, unless the executive becomes eligible for comparable benefits from a subsequent employer, at which time he may continue to participate at the executive's cost for the remainder of the applicable COBRA continuation coverage period (generally eighteen months following the termination of the executive's employment).

        The severance payments are conditioned upon the named executive officer's execution of a general release of claims that he may have arising out of or relating to his employment or termination of employment with the Company.

        Following the termination of employment of any of the named executive officers for any reason, such named executive officer will be subject to:

  •
  a post termination non-competition covenant covering the entire United States of America for twelve months (eighteen months for each of Messrs. Holthaus and Donegan) following the date of termination;

  •
  a twelve-month post-termination covenant to not hire or attempt to hire any of our employees; and

  •
  a twelve-month post-termination covenant to not solicit any of our current or potential customers.

        In addition to potential payments with respect to the treatment of outstanding options in accordance with the merger, as described below, pursuant to employment agreements entered into by the Company and each of the named executive officers, each of the named executive officers may be eligible to receive certain severance benefits as described in the chart below if their employment is terminated involuntarily by the Company without cause or by the named executive officer for good reason following the completion of the merger. The table below is being shown for illustration purposes only. The Company is not aware of any plan to terminate any of the named executive officers following the completion of the merger.

	Gerard E. Holthaus	Robert C. Singer	Joseph F. Donegan	William C. LeBuhn	John B. Ross
Cash Severance Payment	$1,530,000	$680,000	$804,735	$381,500	$190,250
Pro Rata Bonus(1)	$270,685	$124,932	$124,932	$68,296	$29,151
Continuation of Health Benefits	$14,941	$8,672	$8,821	$8,672	$8,665

(1)
The pro rata bonus is calculated based on the named executive officers' target bonus for 2007 and it assumes a termination date of October 31, 2007.

Possible Continued Employment of Named Executive Officers

        Some employees of the Company, including some of the Company's named executive officers, will remain employed by the surviving corporation following the merger unless their employment is terminated or they resign. Except as described below with respect to Mr. Holthaus, as of the date of this proxy statement, none of the Company's named executive officers has entered into any agreements with Parent or its affiliates regarding employment with the surviving corporation. Although no such agreements currently exist, the Company's named executive officers who remain with the surviving corporation following the merger may, prior to or after the closing of the merger, enter into new arrangements with Parent or its affiliates (which may amend their existing agreements) regarding employment with the surviving corporation. Named executive officers who continue working for the surviving corporation or its affiliates, or who resign voluntarily without good reason, might not qualify to receive some of the benefits described above.

        Although no definitive agreement has been reached, Gerard E. Holthaus, who serves as President, Chief Executive Officer and Chairman of the Board of Williams Scotsman, has discussed and negotiated with TDR the provisions of a term sheet relating to Mr. Holthaus' post-merger employment and equity investments in the Ristretto Group, with the understanding that the term sheet would be used in negotiating the full terms of the post-merger employment of Mr. Holthaus. See "The Merger—Background of the Merger" beginning on page 19. It is contemplated that following completion of the merger he will serve as Chief Executive Officer and Chairman of the Board of any company formed by combining the respective businesses of the surviving corporation and the Ristretto Group. In addition, it is contemplated that Mr. Holthaus will invest a portion of the consideration he receives in the merger in exchange for equity interests in the combined companies. The key terms of his post-merger employment and his equity investment in the combined companies, as reflected in the term sheet, are the following:

  •
  annual base salary of $600,000, to be reviewed annually by the board of the Ristretto Group;

  •
  a 2007 bonus to be mutually agreed upon based on the current Williams Scotsman plan and a bonus for 2008 based on Williams Scotsman and the combined companies achieving certain minimum EBITDA targets;

  •
  other benefits, including automobile allowance, supplemental long-term disability, 401(k) retirement plan matching and club memberships, are to be maintained at current levels;

  •
  Mr. Holthaus will invest a portion of the after-tax proceeds he receives in the merger; the return on his investment will be linked to the future performance of the combined companies;

  •
  if Mr. Holthaus' employment is terminated he will be entitled to receive severance and other benefits on terms substantially similar to those contained in his current employment agreement (see "The Merger—Interests of Williams Scotsman's Directors and Executive Officers in the Merger" beginning on page 44);

  •
  if Mr. Holthaus' employment is terminated with "cause" or he leaves voluntarily, Mr. Holthaus will forfeit all shares and the remaining equity holders in the combined companies will have the right, but not the obligation, to repurchase the equity Mr. Holthaus invested in at the time of the merger; and

  •
  following the termination of his employment, Mr. Holthaus will be subject to a covenant not to compete worldwide for 18 months, a covenant not to hire employees for 12 months and a covenant not to solicit customers of the business.

        The employment and equity investment arrangements between Mr. Holthaus and the Ristretto Group were not finalized as of the date of the merger agreement or the date of this proxy statement. These matters are subject to additional negotiation and discussion and although it is contemplated that Mr. Holthaus and the Ristretto Group will enter into arrangements on terms substantially similar to those outlined above, there can be no assurance that the parties will reach final agreement.

Treatment of Stock, Options, and Restricted Stock

        Upon completion of the merger, Messrs. Holthaus, Singer, Donegan, LeBuhn, and Ross will be entitled to receive a cash payment in consideration of the cancellation of all outstanding options granted to them prior to July 5, 2007, whether vested or unvested, as settlement of all rights with respect to such options, in an amount in cash equal to $11,185,807, $2,724,399, $2,040,707, $1,377,083, and $268,786 respectively.

        In addition, each of Messrs. Holthaus, Singer, Donegan, LeBuhn, and Ross will be entitled to a cash payment in consideration of the cancellation of all outstanding options granted on July 5, 2007, payable on the earlier of the first anniversary of the completion of the merger or upon the termination of the named executive officer's employment in an amount equal to $710,400, $255,300, $255,300, $190,920, and $26,640 respectively; provided that such payment is forfeited if the named executive officer's employment is terminated by the Company for cause (as defined in the relevant named executive officer's employment agreement) or the named executive officer terminates his employment without good reason (as defined in the relevant named executive officer's employment agreement) other than due to retirement prior to the first anniversary of the completion of the merger.

        The table below sets forth, as of September 26, 2007, the record date, for each of the named executive officers, assuming that the merger is consummated on October 31, 2007:

  •
  the number of stock options (both vested and unvested), other than the options granted on July 5, 2007, held by such persons and the weighted average exercise price of such options;

  •
  the cash payment that will be made to such persons in respect of such stock options upon consummation of the merger;

  •
  the aggregate amount of all such cash payments to such persons.

	Options Granted Prior to July 5, 2007
	Vested Options			Unvested Options
	Number of Options	Weighted Average Exercise Price of Vested Options	Cash Payment	Number of Options	Weighted Average Exercise Price of Unvested Options	Cash Payment
Gerard E. Holthaus	567,618	$11.49	$9,514,207	192,000	$19.54	$1,671,600
Robert C. Singer	161,588	$15.86	$2,002,062	85,002	$19.75	$722,337
Joseph F. Donegan	105,150	$14.89	$1,404,725	71,878	$19.40	$635,981
William C. LeBuhn	70,279	$15.42	$901,503	53,750	$19.40	$475,580
John B. Ross	15,020	$14.67	$203,920	7,378	$19.46	$64,866

        The table below sets forth, as of September 26, 2007, the record date, for each of the named executive officers, assuming that the merger is consummated on October 31, 2007, the number of options, exercise price and potential cash payment, in respect of the options granted to each of the named executive officers on July 5, 2007.

	Options Granted On July 5, 2007
	Number of Options	Exercise Price	Potential Payment
Gerard E. Holthaus	160,000	$23.81	$710,400
Robert C. Singer	57,500	$23.81	$255,300
Joseph F. Donegan	57,500	$23.81	$255,300
William C. LeBuhn	43,000	$23.81	$190,920
John B. Ross	6,000	$23.81	$26,640

        Upon the completion of the merger, all of the outstanding restricted stock units held by non-employee directors will be settled by the delivery of common stock to the non-employee director which will be cashed out in the merger. The amount payable to all seven non-employee directors as a group in respect of outstanding restricted stock units is $689,300.

Relationship with Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P.

        Two of our directors, James N. Alexander and Steven B. Gruber, are managing partners of Oak Hill Investment Management and Oak Hill Capital Management, Inc., respectively, which is affiliated with Scotsman Partners, L.P., one of the largest stockholders of Williams Scotsman. Director Michael F. Finley is a managing director of, and director James L. Singleton in December 2005 retired as co-chairman of, Cypress Group, L.L.C., which is affiliated with Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P., together constituting one of the largest stockholders of Williams Scotsman. Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. may have interests in the merger that may be different from other stockholders.

Indemnification and Insurance

        Pursuant to the terms of the merger agreement, Parent has agreed:

  •
  subject to certain conditions, from and after the effective time until the sixth anniversary of the effective time, to cause the surviving corporation to indemnify and hold harmless each current and former officer, director or employee of Williams Scotsman and its subsidiaries against all claims arising out of or pertaining to the fact that the indemnified party is or was an officer, director, employee, fiduciary or agent of Williams Scotsman or any of its subsidiaries on or before the effective time;

  •
  for a period of six years after the effective time, the certificate of incorporation and by-laws of the surviving corporation will contain provisions with respect to the indemnification, advancement of expenses and exculpation of present and former directors of Williams Scotsman and its subsidiaries that are no less advantageous in any material respect than the provisions of the certificate of incorporation and by-laws set forth in Exhibits A and B to the merger agreement; and

  •
  subject to certain limitations regarding the cost of coverage, the surviving corporation or Parent shall either (1) maintain such directors' and officers' insurance for a period of six years after the effective time in each case with terms and conditions no less advantageous in any material respect to such covered parties than Williams Scotsman's existing insurance coverage; or (2) obtain and maintain "tail" insurance policies with a claims period of at least six years from the effective time with respect to officers' and directors' liability insurance and fiduciary liability insurance covering the transactions contemplated in the merger agreement and covering those persons who are currently covered by Williams Scotsman's existing insurance policies as of the date of the merger agreement, with terms and conditions no less advantageous in any material respect than such insurance policies.

        These obligations will be binding upon any successor to or assignee of all or a majority of the properties and assets of the surviving corporation. See "The Merger Agreement—Directors' and Officers' Indemnification and Insurance" beginning on page 70.

Material U.S. Federal Income Tax Consequences

        The following is a summary of U.S. federal income tax consequences of the merger relevant to beneficial holders of Williams Scotsman common stock whose shares are converted into the right to receive cash in the merger. The discussion is for general information only and does not purport to consider all aspects of federal income taxation that might be relevant to beneficial holders of Williams Scotsman common stock. The discussion is based on current provisions of the Internal Revenue Code of 1986, as amended, which we refer to in this proxy statement as the Code, existing, proposed and temporary regulations promulgated thereunder, rulings, administrative pronouncements and judicial decisions, changes to which could materially affect the tax consequences described herein and could be made on a retroactive basis. The discussion applies only to beneficial holders of Williams Scotsman common stock in whose hands shares are capital assets within the meaning of Section 1221 of the Code and may not apply to beneficial holders who acquired their shares prior to the effective time of the merger pursuant to the exercise of employee stock options, distributions under the Williams Scotsman International, Inc. 2005 Omnibus Award Plan, or other compensation arrangements with Williams Scotsman or hold their shares as part of a hedge, straddle or conversion transaction or who are subject to special tax treatment under the Code (such as dealers in securities or foreign currency, insurance companies, other financial institutions, regulated investment companies, tax-exempt entities, S corporations, partnerships and taxpayers subject to the alternative minimum tax). This discussion also does not address all of the federal income tax consequences of the merger to anyone who receives merger consideration as the result of the vesting and/or the deemed exercise of stock options, as the result of the vesting of restricted stock. In addition, this discussion does not address the federal income tax consequences to a beneficial holder of Williams Scotsman common stock who, for United States federal income tax purposes, is a non-resident alien individual, a foreign corporation, or a foreign estate or trust, nor does it consider the effect of any state, local or foreign tax laws. If these circumstances that are not addressed apply to you, you should consult your own tax advisor.

        If a partnership or other flow-through entity holds Williams Scotsman common stock, the U.S. federal income tax treatment of a partner or other owner generally will depend on the status of the partner or other owner and the activities of the partnership or other flow-through entity. A beneficial holder that is a partner of the partnership or an owner of another flow-through entity holding Williams Scotsman common stock should consult its own tax advisor.

        The receipt of cash for Williams Scotsman common stock pursuant to the merger will be a taxable transaction for United States federal income tax purposes. In general, a beneficial holder who receives cash in exchange for shares pursuant to the merger will recognize gain or loss for federal income tax purposes equal to the difference, if any, between the amount of cash received and the beneficial holder's adjusted tax basis in the shares surrendered for cash pursuant to the merger. Gain or loss will be determined separately for each block of shares (i.e., shares acquired at the same price per share in a single transaction) surrendered for cash pursuant to the merger. Such gain or loss will be capital gain or loss, and will be long-term capital gain or loss if the beneficial holder's holding period for such shares is more than one year at the time of consummation of the merger. The maximum federal income tax rate on net long-term capital gain recognized by individuals is 15% under current law. The maximum federal income tax rate on net long-term capital gain realized by a corporation is 35%. Capital losses are subject to limitations on deductibility for both corporations and individuals.

        In general, holders who exercise appraisal rights will also recognize gain or loss. Any holder considering exercising statutory appraisal rights should consult his, her or its own tax advisor.

        A beneficial holder of Williams Scotsman common stock may be subject to information reporting on Internal Revenue Service Form 1099 on the cash received in the merger unless such holder is a corporation or otherwise exempt from information reporting.

        Backup withholding at a 28% rate may apply to cash payments a beneficial holder of Williams Scotsman common stock receives pursuant to the merger. Backup withholding generally will apply only if the beneficial holder fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding rules and certification requirements. Each beneficial holder who is treated as a U.S. person for U.S. federal income tax purposes should complete and sign the substitute Form W-9 that will be part of the letter of transmittal to be returned to the payment agent in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is otherwise proved in a manner acceptable to the payment agent. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowable as a refund or credit against a beneficial holder's United States federal income tax liability provided the required information is furnished to the Internal Revenue Service in a timely manner.

        The United States federal income tax consequences set forth above are not intended to constitute a complete description of all tax consequences relating to the merger. Because individual circumstances may differ, each beneficial holder of shares and anyone else who may receive merger consideration is urged to consult his, her, or its own tax advisor as to the particular tax consequences to him, her, or it of the merger, including the application and effect of state, local, foreign and other tax laws.

Regulatory Approvals

        The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and related rules, which we refer to in this proxy statement as the HSR Act, provide that transactions such as the merger may not be completed until certain information has been submitted to the Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice and specified waiting period requirements have been satisfied. On August 9 and August 13, 2007, respectively, Williams Scotsman and Parent made the required filings with the Antitrust Division of the DOJ and the FTC, and early termination of the applicable waiting period was granted on August 23, 2007.

        At any time before or after consummation of the merger, the Antitrust Division of the DOJ or the FTC may, however, challenge the merger on antitrust grounds. Private parties could take antitrust action under the antitrust laws, including seeking an injunction prohibiting or delaying the merger, divestiture or damages under certain circumstances. Additionally, at any time before or after consummation of the merger, notwithstanding the termination of the applicable waiting period, any state could take action under its antitrust laws as it deems necessary or desirable in the public interest. There can be no assurance that a challenge to the merger will not be made or that, if a challenge is made, Williams Scotsman and Parent will prevail.

        A notification of the merger was delivered to the Spanish competition authorities on August 14, 2007. On September 12, 2007, the Spanish competition authorities notified Parent that the merger had received unconditional clearance.

        Under the merger agreement, the parties have agreed to use their reasonable best efforts to obtain all required governmental approvals in connection with the execution of the merger agreement and completion of the merger. Except as noted above, and the filing of a certificate of merger in Delaware at or before the effective date of the merger, we are unaware of any material federal, state or foreign regulatory requirements or approvals required for the execution of the merger agreement or completion of the merger.

THE PARTIES TO THE MERGER

Williams Scotsman International, Inc.

        Williams Scotsman International, Inc., referred to as the Company or Williams Scotsman, a Delaware corporation with its headquarters in Baltimore, Maryland, is a leading provider of mobile and modular space solutions for multiple industry sectors, including the construction, education, commercial, healthcare and government markets. The Company serves over 30,000 customers, operating a fleet of over 118,000 modular space and storage units that are leased through a network of over 100 locations throughout North America and Spain. Williams Scotsman provides delivery, installation and other services and sells new and used mobile office products. Williams Scotsman also manages large modular building projects from concept to completion.

        A detailed description of Williams Scotsman's business is contained in its Annual Report on Form 10-K for the year ended December 31, 2006. See "Where You Can Find Additional Information" beginning on page 87.

        Williams Scotsman's principal executive offices are located at 8211 Town Center Drive, Baltimore, Maryland 21236 and its telephone number is (410) 931-6000. Williams Scotsman is publicly traded on NASDAQ under the symbol "WLSC."

Ristretto Group S.a.r.l., Ristretto Acquisition Corp. and Ristretto Holdings SCA

Ristretto Group S.a.r.l.

        Ristretto Group S.a.r.l., referred to as Parent, is an entity organized under the laws of Luxembourg and is a wholly owned subsidiary of Guarantor. Parent was formed solely for the purpose of facilitating the acquisition of Williams Scotsman. Parent's principal executive offices are located at 20, rue de la Poste, L-2346, Luxembourg, and its telephone number is + 352 260 236 400.

Ristretto Acquisition Corp.

        Ristretto Acquisition Corp., referred to as Merger Sub, is a Delaware corporation and a wholly owned subsidiary of Parent as was formed solely for the purpose of facilitating the acquisition of Williams Scotsman. Merger Sub's principal executive offices are located at 20, rue de la Poste, L-2346, Luxembourg, and its telephone number is + 352 260 236 400.

Ristretto Holdings SCA

        Ristretto Holdings SCA, referred to as Guarantor, is an entity organized under the laws of Luxembourg. Guarantor is a holding company formed for the purpose of facilitating investments by private equity funds managed by TDR. Guarantor is the holding company of the Ristretto Group, a European mobile and modular space business, which owns Algeco and Elliott Group Limited, which together operate the largest fleet of rental accommodations and storage facilities in the world with a total of approximately 175,000 units including portable restrooms. The Ristretto Group provides accommodation, storage and welfare units to meet a comprehensive range of requirements that can be tailored to suit individual customer needs. The Ristretto Group serves customers in construction and infrastructure, industry, services and administration. Algeco operates in France, the United Kingdom, Spain, Germany, Portugal, Italy, Belgium, Poland, the Czech Republic, Romania, Finland, Slovakia and Luxembourg. Guarantor's principal executive offices are located at 20, rue de la Poste, L-2346, Luxembourg, and its telephone number is + 352 260 236 400.

THE SPECIAL MEETING OF STOCKHOLDERS

        This proxy statement is furnished in connection with the solicitation of proxies by Williams Scotsman's board of directors in connection with the special meeting of our stockholders relating to the merger.

Date, Time and Place of the Special Meeting

        The special meeting is scheduled to be held as follows:

        Date: October 29, 2007

        Time: 10 a.m., Eastern Time

        Place: 8211 Town Center Drive, Baltimore, Maryland 21236.

Proposals to be Considered at the Special Meeting

        At the special meeting, you will be asked to consider and vote on the following proposals:

  •
  to adopt the merger agreement; and

  •
  any proposal by Williams Scotsman's board of directors to adjourn the special meeting to a later date, including, without limitation, to solicit additional proxies in favor of the adoption of the merger agreement in the event that there are not sufficient votes represented at the special meeting to adopt the merger agreement.

Record Date

        Williams Scotsman's board of directors has fixed the close of business on September 26, 2007 as the record date for the special meeting, and only holders of record of Williams Scotsman common stock on the record date are entitled to vote (in person or by proxy) at the special meeting. On the record date, there were 43,711,090 shares of Williams Scotsman common stock outstanding and entitled to vote at the special meeting.

Voting Rights; Quorum; Vote Required for Approval

        Each share of Williams Scotsman common stock outstanding on the record date entitles its holder to one vote on all matters properly coming before the special meeting. The presence in person or representation by proxy of holders of a majority of the issued and outstanding shares of Williams Scotsman common stock entitled to vote at the special meeting shall constitute a quorum for the purpose of considering the proposals. Shares of Williams Scotsman common stock represented at the special meeting but not voted, including shares of Williams Scotsman common stock for which proxies have been received but for which stockholders have abstained, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. In the event that a quorum is not present at the special meeting, it is expected that the meeting will be adjourned to solicit additional proxies.

        Adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Williams Scotsman common stock entitled to vote on the proposal. For the proposal to adopt the merger agreement, you may vote FOR, AGAINST or ABSTAIN. Abstentions will not be counted as votes cast or shares voting on the proposal to adopt the merger agreement, but will count for the purpose of determining whether a quorum is present. If you ABSTAIN, it will have the same effect as if you vote AGAINST the proposal to adopt the merger agreement. In addition, if your shares are held in the name of a broker, bank or other nominee, your broker, bank or other nominee will not be entitled to vote your shares in the absence of specific instructions. These non-voted shares, or "broker non-votes," will be counted for purposes of determining a quorum, but will have the same effect as a vote AGAINST the proposal to adopt the merger agreement. Your broker, bank or nominee will vote your shares only if you provide instructions on how to vote by following the instructions provided to you by your broker, bank or nominee.

        An adjournment proposal by Williams Scotsman's board of directors requires the affirmative vote of the holders of a majority of the outstanding shares of Williams Scotsman common stock present or represented by proxy at the special meeting and entitled to vote on the proposal. For an adjournment proposal by Williams Scotsman's board of directors, you may vote FOR, AGAINST or ABSTAIN. Abstentions and broker non-votes will count for the purpose of determining whether a quorum is present. However, abstentions will count, and, broker non-votes will not count, as shares present and entitled to vote on the proposal to adjourn the meeting. As a result, abstentions will have the same effect as a vote against any adjournment proposal by Williams Scotsman's board of directors and broker non-votes will have no effect on the vote on any adjournment proposal by Williams Scotsman's board of directors, which requires the vote of the holders of a majority of the shares of Williams Scotsman common stock present or represented by proxy at the meeting and entitled to vote on the matter.

        Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P., each stockholders of Williams Scotsman, beneficially owned in the aggregate approximately 27.3% of the outstanding Williams Scotsman common stock as of the record date. Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. each have agreed to vote all of their respective shares of Williams Scotsman common stock in favor of the proposal to adopt the merger agreement. As of September 26, 2007, the record date, the directors and executive officers of Williams Scotsman held and are entitled to vote, in the aggregate (excluding shares beneficially owned by Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. that certain directors affiliated with these entities may also be deemed to beneficially own), 1,189,218 shares of Williams Scotsman common stock, representing approximately 2.7% of the outstanding shares of Williams Scotsman common stock. Each of our directors and executive officers has informed Williams Scotsman that he currently intends to vote all of his shares of Williams Scotsman common stock FOR the proposal to adopt the merger agreement and FOR any adjournment proposal by Williams Scotsman's board of directors. If Scotsman Partners, L.P., Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. and our directors and executive officers vote all of their respective shares in favor of the proposal to adopt the merger agreement, approximately 30.0% of the outstanding shares of Williams Scotsman common stock will have voted for the proposal to adopt the merger agreement. This means that additional holders of approximately 20.1% of all shares entitled to vote at the special meeting would need to vote for the proposal to adopt the merger agreement in order for it to be adopted.

Voting and Revocation of Proxies

        Stockholders of record may submit proxies by mail. Stockholders who wish to submit a proxy by mail should mark, date, sign and return the proxy card in the envelope furnished. Stockholders who hold shares beneficially through a nominee (such as a bank or broker) may be able to submit a proxy by mail, or by telephone or the Internet if those services are offered by the nominee.

        Proxies received at any time before the special meeting, and not revoked or superseded before being voted, will be voted at the special meeting. Where a specification is indicated by the proxy, it will be voted in accordance with the specification. If you sign your proxy card without indicating your vote, your shares will be voted "FOR" the proposal to adopt the merger agreement and "FOR" any adjournment proposal by Williams Scotsman's board of directors, and in accordance with the recommendations of Williams Scotsman's board of directors on any other matter that may properly come before the special meeting and any adjournment or postponement thereof.

        You have the right to revoke your proxy at any time before the vote taken at the special meeting:

  •
  if you hold your shares in your name as a stockholder of record, by notifying Williams Scotsman's Corporate Secretary, John B. Ross, at 8211 Town Center Drive, Baltimore, Maryland 21236;

  •
  by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

  •
  by submitting a later-dated proxy; or

  •
  if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.

        Please do not send in your stock certificates with your proxy card.    When the merger is completed, a separate letter of transmittal will be mailed to you that will enable you to receive the merger consideration.

To Attend the Special Meeting

        You do not need to make a reservation to attend the special meeting. However, please note that to be admitted to the meeting you will need to demonstrate that you are a Williams Scotsman stockholder entitled to vote at the meeting or the holder of a valid proxy granted by a Williams Scotsman stockholder entitled to vote at the meeting. If your shares are registered in your name, an admission card is attached to the enclosed proxy card. Bring the admission card with you to the special meeting. If your shares are held in the name of your broker, bank or other nominee, you will need to bring evidence of your ownership of the shares, such as your most recent account statement. If you do not have an admission card or proof that you own Williams Scotsman common stock or hold a valid proxy, you may not be admitted to the meeting.

Rights of Stockholders Who Object to the Merger

        Stockholders of Williams Scotsman are entitled to appraisal rights under Delaware law in connection with the merger. This means that you are entitled to have the value of your shares determined by the Delaware Court of Chancery and to receive payment based on that valuation. The ultimate amount you receive as a dissenting stockholder in an appraisal proceeding may be more than, the same as or less than the amount you would have received pursuant to the merger agreement.

        To exercise your appraisal rights, you must submit a written demand for appraisal to Williams Scotsman before the vote is taken on the merger agreement and you must not vote in favor of the proposal to adopt the merger agreement. You must also follow the procedures set forth in Section 262 of the General Corporation Law of the State of Delaware. Your failure to follow exactly the procedures specified under Delaware law will result in the loss of your appraisal rights. See "Dissenters' Appraisal Rights" beginning on page 82 and the text of the Delaware appraisal rights statute reproduced in its entirety as Appendix C.

Solicitation of Proxies

        This proxy solicitation is being made and paid for by Williams Scotsman on behalf of its board of directors. In addition, we have retained Innisfree M&A Incorporated to assist in the solicitation. We will pay Innisfree M&A Incorporated $20,000 plus out-of-pocket expenses for their assistance in the solicitation of proxies for the special meeting. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of

Williams Scotsman common stock that the brokers and fiduciaries hold of record. We will reimburse them for their reasonable out-of-pocket expenses. In addition, we will indemnify Innisfree M&A Incorporated against any losses arising out of that firm's proxy soliciting services on our behalf.

Other Business

        We are not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. Under our by-laws, business transacted at the special meeting is limited to the purposes stated in the notice of the special meeting, which accompanies this proxy statement. If other matters do properly come before the special meeting, or at any adjournment or postponement of the special meeting, we intend that shares of Williams Scotsman common stock represented by properly submitted proxies will be voted in accordance with the recommendations of our board of directors.

Questions and Additional Information

        If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call Innisfree M&A Incorporated, our proxy solicitor, toll-free at (888) 750-5834, or contact Williams Scotsman in writing at our principal executive offices at 8211 Town Center Drive, Baltimore, Maryland 21236, Attention: John B. Ross, General Counsel and Corporate Secretary, or by telephone at (410) 931-6000.

Availability of Documents

        Any reports, opinions, analyses or appraisals specifically referred to in this proxy statement filed by Williams Scotsman concurrently with this proxy statement will be made available for inspection and copying at the principal executive offices of Williams Scotsman during its regular business hours by any interested holder of Williams Scotsman common stock.

THE MERGER AGREEMENT

        The following is a summary of the material terms of the merger agreement, which is qualified in its entirety by the merger agreement. A copy of the merger agreement is attached to this proxy statement as Appendix A and is incorporated herein by reference. This summary may not contain all of the information that is important to you. Stockholders are urged to read the merger agreement in its entirety.

Structure of the Merger

        At the effective time of the merger, Merger Sub will merge with and into Williams Scotsman and the separate corporate existence of Merger Sub will cease. Immediately after the effective time of the merger, Williams Scotsman will be the surviving corporation and a wholly owned subsidiary of Parent.

Effective Time of the Merger

        The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later time as Williams Scotsman and Merger Sub agree and specify in the certificate of merger, which time is referred to as the effective time.

Certificate of Incorporation; Bylaws; and Directors and Officers of the Surviving Corporation

        At the effective time:

  •
  the certificate of incorporation of Williams Scotsman will be amended in its entirety to read as set forth on Exhibit A attached to the merger agreement, and as so amended will be the certificate of incorporation of the surviving corporation;

  •
  the by-laws of Williams Scotsman will be amended in their entirety to read as set forth on Exhibit B to the merger agreement;

  •
  the directors of Merger Sub immediately prior to the effective time will be the initial directors of the surviving corporation until their successors have been duly elected or appointed and qualified in accordance with applicable law; and

  •
  the officers of Williams Scotsman immediately prior to the effective time will remain the officers of the surviving corporation until their successors have been duly elected or appointed and qualified in accordance with applicable law.

Merger Consideration

        At the effective time, each share of Williams Scotsman common stock issued and outstanding immediately before the effective time (other than shares held by Parent, Merger Sub or any subsidiary of Williams Scotsman or held in the treasury of Williams Scotsman, which shares will be cancelled and no consideration shall be paid in exchange therefor, and other than shares held by a stockholder who has not voted in favor of the adoption of the merger agreement or consented thereto in writing and who has properly exercised appraisal rights with respect thereto (such shares are referred to as dissenting shares)), which shares shall be referred to as merger shares, will be canceled and converted automatically into the right to receive a cash payment of $28.25 without interest and less any applicable withholding taxes (such cash payment is referred to as the merger consideration). After the effective time, each holder of a certificate representing shares of Williams Scotsman common stock (other than dissenting shares) will no longer have any rights with respect to such shares, except for the right to receive the merger consideration.

        The holders of dissenting shares shall be entitled to receive payment of the appraised value of such dissenting shares in accordance with the provisions of applicable law. If, after the effective time, any such holder fails to perfect or effectively withdraws or loses such right, such dissenting shares shall be converted into the right to receive the merger consideration in the manner provided for merger shares.

        The appraisal rights of, and procedures applicable to, dissenting stockholders are described further in "Dissenter's Appraisal Rights" beginning on page 82.

        At the effective time, each share of capital stock of Merger Sub issued and outstanding immediately before the effective time will be converted into and become one fully paid and non-assessable share of common stock of the surviving corporation.

Treatment of Options and Restricted Stock

        As of the effective time, each outstanding option to acquire Williams Scotsman common stock (other than the options granted on July 5, 2007, which are discussed below) granted under Williams Scotsman's stock option plans, vested or unvested, will be canceled, and the option holder will be entitled to receive in consideration of the cancellation and as settlement of all rights of such option holder with respect to such option, an amount in cash equal to the excess (if any) of (A) the product of (i) the number of shares of common stock subject to such option and (ii) the merger consideration over (B) the aggregate exercise price of such option, without interest and less any amounts required to be deducted and withheld under any applicable law. All payments with respect to canceled options shall be made by the disbursing agent as promptly as reasonably practicable after the effective time from funds deposited by or at the direction of Parent to pay such amounts in accordance with the merger agreement, but in no event later than five business days after the effective time.

        As of the effective time, each outstanding option granted on July 5, 2007, will be canceled and converted into the right to receive a cash payment on the date that is the earlier of the first anniversary of the effective time or the date of such option holder's termination of employment (provided, that such payment will be forfeited if such option holder's employment is terminated by Williams Scotsman for "cause" or the option holder terminates his or her employment without "good reason"). Such cash payment shall be in an amount equal to the excess (if any) of (A) the product of (i) the number of shares of common stock subject to such option and (ii) the merger consideration over (B) the aggregate exercise price of such option, without interest and less any amounts required to be deducted and withheld under any applicable law.

        Immediately prior to and effective as of the effective time Williams Scotsman shall terminate its employee stock purchase plan. Each share of common stock of Williams Scotsman purchased under the employee stock purchase plan shall be automatically converted into the right to receive the merger consideration on the same basis as other shares of common stock.

        Additionally, each share of restricted stock of Williams Scotsman outstanding immediately prior to the Effective Time, whether vested or unvested, will vest and become free of all restrictions immediately prior to the effective time and shall be canceled and converted into the right to receive the merger consideration.

        The effect of the merger upon certain other employee benefit plans is described below under "The Merger Agreement—Employee Benefit Matters" beginning on page 72.

Payment for Shares

        Prior to the effective time, Parent will designate a bank or trust company reasonably satisfactory to Williams Scotsman to act as the disbursing agent for the payment of the merger consideration. As promptly as practicable (but no later than five business days) after the effective time, the surviving corporation shall send, or cause the disbursing agent to send, to each record holder of merger shares as of immediately prior to the effective time a letter of transmittal and instructions for exchanging their merger shares for the merger consideration payable therefor. The disbursing agent will pay such merger consideration, pursuant to the terms of the merger agreement, upon surrender of certificates representing shares of Williams Scotsman common stock together with a properly completed and duly executed letter of transmittal. Until so surrendered and exchanged, each such merger share certificate shall, after the effective time, be deemed to represent only the right to receive the merger consideration, and until such surrender and exchange, no cash shall be paid to the holder of such certificate in respect thereof.

        YOU SHOULD NOT FORWARD YOUR STOCK CERTIFICATES TO THE DISBURSING AGENT WITHOUT A LETTER OF TRANSMITTAL, AND YOU SHOULD NOT RETURN YOUR STOCK CERTIFICATES WITH THE ENCLOSED PROXY.

        All payments with respect to options shall be made by the disbursing agent as promptly as reasonably practicable (but in no event later than five business days) after the effective time.

        At or prior to the effective time, Parent will cause to be deposited with the disbursing agent cash in an aggregate amount sufficient to pay for the merger consideration in respect of merger shares (including restricted stock) and options converted into the right to receive cash. Pending distribution of the cash deposited with the disbursing agent, such cash shall be held in trust for the benefit of the holders of merger shares and such options and shall not be used for any other purposes, provided that the disbursing agent shall invest such cash as directed by Parent; provided further, that such investments must meet certain minimum requirements set forth in the merger agreement. To the extent that such investment or losses thereon shall affect the merger consideration payable to the holders of the merger shares, following such losses Parent shall promptly provide additional funds to the disbursing agent for the benefit of stockholders and option holders of Williams Scotsman in the amount of any such losses.

        If payment of the merger consideration is to be made to a person other than the registered holder of the merger shares represented by the certificate or certificates surrendered in exchange therefor, it will be a condition of such payment that the certificate or certificates so surrendered be properly endorsed, or otherwise be in proper form for transfer, and the person requesting such payment either pay the disbursing agent any transfer or other taxes required or establish to the satisfaction of the disbursing agent that the tax has been paid or is not applicable. Until properly surrendered and at any time after the effective time, each share certificate will be deemed to represent only the right to receive the merger consideration.

        If any merger share certificate is lost, stolen or destroyed, the disbursing agent will pay the merger consideration for the number of shares represented by such certificate upon delivery by the person seeking payment of an affidavit claiming such merger share certificate is lost, stolen or destroyed in addition to the posting by such person of a bond in such reasonable amount as the surviving corporation may direct as indemnity against any claim that may be made against it with respect to such merger share certificate.

        No dividends or other distributions with respect to capital stock of the surviving corporation with a record date after the effective time shall be paid to the holder of any unsurrendered certificate for shares of common stock of Williams Scotsman.

        Any portion of the merger fund that remains unclaimed nine months after the effective time shall be delivered to the surviving corporation. Thereafter, holders of share certificates shall look only to the surviving corporation for payment of the merger consideration. None of Williams Scotsman, Parent, Merger Sub, the surviving corporation, the disbursing agent or any other person will be liable to any holder of common stock in respect of amounts paid to a public official pursuant to any applicable unclaimed property laws.

Transfer of Shares

        After the effective time, there will be no further registration of transfers on the stock transfer books of the surviving corporation of shares of Williams Scotsman common stock that were issued and outstanding immediately prior to the effective time.

        If, after the effective time, any certificates representing merger shares are presented to the surviving corporation for transfer, they will be canceled and exchanged for the merger consideration.

Representations and Warranties

        The merger agreement contains various representations and warranties made by Williams Scotsman to Parent and Merger Sub (which representations and warranties are subject to certain exceptions as set forth in a disclosure letter delivered to Parent and Merger Sub by the Company concurrently with entry into the merger agreement) and by Parent and Merger Sub to Williams Scotsman. The assertions embodied in those representations and warranties were made solely for purposes of the merger agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to a contractual standard of materiality or material adverse effect different from that generally applicable to public disclosures to stockholders or they were used for the purpose of allocating risk between the parties to the merger agreement rather than establishing matters of fact. For the foregoing reasons, you should not rely on the representations and warranties contained in the merger agreement as statements of factual information.

        Representations and Warranties of Williams Scotsman.    In the merger agreement, Williams Scotsman made representations and warranties to Parent and Merger Sub, subject to identified exceptions and qualifications, including those relating to:

  •
  due organization, valid existence and good standing;

  •
  requisite corporate power and authority to enter into, and perform its obligations under, the merger agreement;

  •
  due qualification to do business as a foreign corporation or similar entity and the good standing to conduct business in each jurisdiction in which the business it is conducting or the operation, ownership or leasing of its properties or assets makes such qualification necessary;

  •
  requisite vote for adoption of the merger agreement and consummation of the merger;

  •
  board of directors' resolution recommending the merger to Williams Scotsman's stockholders;

  •
  due execution and delivery of the merger agreement;

  •
  validity and binding effect of the merger agreement;

  •
  receipt of opinions from Williams Scotsman's financial advisors;

  •
  absence of any conflict with organizational documents and applicable law;

  •
  other than certain specified consents or approvals, no governmental consents or approvals are necessary;

  •
  absence of any breach, default or loss of a material benefit under any contract, agreement, lease, license, permit, franchise or other instrument or obligation;

  •
  inapplicability of state anti-takeover statutes or regulations to the merger (other than Section 203 of the General Corporation Law of the State of Delaware);

  •
  capital structure;

  •
  valid issuance of outstanding Williams Scotsman capital stock;

  •
  Williams Scotsman subsidiaries and the valid issuance of the equity interests of such subsidiaries;

  •
  accuracy and compliance with form of reports and other documents filed by Williams Scotsman with the SEC since September 1, 2005, including financial statements incorporated by reference therein;

  •
  absence of undisclosed liabilities;

  •
  compliance of proxy statements and other SEC filings;

  •
  absence of certain changes since December 31, 2006;

  •
  absence of any litigation and investigations pending or threatened;

  •
  payment of and compliance with laws related to the payment of taxes and other tax matters;

  •
  employment and employee benefit matters relating to the Employee Retirement Income Security Act of 1974, which is referred to as ERISA, the Code, and other compliance, compensation and employment matters;

  •
  representation of employees by labor unions and other labor matters;

  •
  compliance with applicable laws;

  •
  no brokers other than Williams Scotsman's financial advisors;

  •
  compliance with environmental laws and permits, and other environmental matters;

  •
  material contracts, including:

  •
  material contracts within the meaning of Item 601 of Regulation S-K promulgated under the Securities Act of 1933;

  •
  in connection with which Williams Scotsman and its subsidiaries are reasonably likely to spend or receive, in the aggregate, more than $10,000,000 during the current fiscal year or during the next fiscal year;

  •
  non-competes;

  •
  employment or consulting agreements with any executive officer or other employee of Williams Scotsman or member of board of directors thereof earning an annual base salary in excess of $250,000;

  •
  joint venture, partnership, limited liability or other similar agreements or arrangements;

  •
  intellectual property agreements;

  •
  involving any exchange traded, over-the-counter or other swap, cap, floor, collar, futures contract, forward contract, option or any other derivative financial instrument or contract, based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever, whether tangible or intangible, including commodities, emissions allowances, currencies, interest rates foreign currency and indices, in each case, that could reasonably be expected to involve amounts in excess of $10,000,000;

  •
  indebtedness having an outstanding principal amount in excess of $10,000,000;

  •
  acquisitions or dispositions of assets or capital stock or other equity interests of another person for aggregate consideration in excess of $5,000,000;

  •
  containing "earn-out" or other contingent payment obligations, in each case that could result in payments in excess of $3,000,000;

    •
    indemnifications or guarantees;

    •
    obligating the making of capital commitment or expenditures in excess of $10,000,000;

    •
    standstill arrangements; or

    •
    with any U.S. local, state or federal Governmental Entity, providing for payments that are reasonably likely to exceed $15,000,000 during the current fiscal year or during the next fiscal year.

  •
  disclosure of certain contracts and obligations, and the absence of defaults thereunder or notifications of termination thereof;

  •
  ownership, license and lawful use of intellectual property, and other intellectual property matters;

  •
  real property;

  •
  maintenance of insurance policies; and

  •
  certain affiliated contracts and affiliated transactions.

        Material Adverse Effect on the Company.    Some of the representations and warranties referred to above are qualified by a material adverse effect standard. As used in the merger agreement, a material adverse effect with respect to Williams Scotsman means any fact, change, circumstance, event, effect or occurrence that, individually or in the aggregate with all other facts, changes, circumstances, events, effects or occurrences, has had or would reasonably be expected to have a materially adverse effect on the business, financial condition or results of operations of Williams Scotsman and its subsidiaries, taken as a whole; or that would prevent or materially delay or impair the ability of Williams Scotsman to consummate the transactions contemplated under the merger agreement; provided, however, that it shall not include any fact, change, circumstance, event, effect or occurrence (i) generally affecting the economy or financial markets in the United States or the United Kingdom, including as a result of changes in geopolitical conditions, (ii) resulting from the announcement of the merger agreement and the transactions contemplated thereby, including any lawsuit relating thereto alleging breach of fiduciary duty or violation of other applicable law relating to the merger agreement or any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any customers, suppliers, distributors, partners or employees of Williams Scotsman and its subsidiaries due to the announcement and performance of the merger agreement or the identity of the parties to the merger agreement, or the performance of the merger agreement and the transactions contemplated thereby, including compliance with the covenants set forth therein, (iii) resulting from any actions expressly required under the merger agreement to obtain any approval or authorization under applicable antitrust or competition laws for the consummation of the merger, (iv) resulting from changes in any applicable laws or regulations or applicable accounting regulations or principles or interpretations thereof, (v) resulting from any outbreak or escalation of hostilities or war or any act of terrorism, (vi) resulting from general changes or developments in the industries in which Williams Scotsman and its subsidiaries operate which does not have a materially disproportionate effect on Williams Scotsman and its subsidiaries, taken as a whole, or (vii) resulting from any failure by Williams Scotsman to meet any published analyst estimates or expectations of Williams Scotsman's revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by Williams Scotsman to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself.

        Representations and Warranties of Parent and Merger Sub.    The merger agreement also contains various representations and warranties made by Parent and Merger Sub to Williams Scotsman, subject to identified exceptions and qualifications, including those relating to:

  •
  due organization, valid existence and good standing;

  •
  requisite corporate power and authority to enter into, and perform its obligations under, the merger agreement and to consummate the merger;

  •
  due execution and delivery of the merger agreement;

  •
  validity and binding effect of the merger agreement;

  •
  other than certain specified consents or approvals, no consents or approvals from government entities are necessary;

  •
  absence of any breach, default or violation of the organizational documents;

  •
  absence of any breach, default or loss of a material benefit under any contract, agreement, lease, license, permit, franchise or other instrument or obligation;

  •
  accuracy and truthfulness of the information supplied for inclusion in this proxy statement;

  •
  no brokers other than Citigroup Global Markets Limited and Morgan Stanley & Co. Limited;

  •
  delivery of a debt commitment letter and an equity commitment letter in full force and effect;

  •
  sufficiency of funds in connection with and for the purpose of consummating the transactions and paying all of Parent and Merger Sub's related fees and expenses;

  •
  absence of any litigation pending or threatened;

  •
  Parent's vote as the sole stockholder of Merger Sub is the only vote of any class of capital stock of Merger Sub necessary to approve the merger agreement and the transactions contemplated thereby;

  •
  acknowledgement by Parent and Merger Sub of no other Williams Scotsman representations and warranties;

  •
  solvency of the surviving corporation following merger;

  •
  Merger Sub formed solely for the purpose of engaging in the transactions contemplated by the merger agreement;

  •
  neither Parent, Merger Sub nor any direct or indirect wholly owned subsidiary thereof beneficially owns any of the common stock of Williams Scotsman;

  •
  no agreement or understanding concerning the transactions contemplated by the merger agreement with any stockholder of Williams Scotsman other than the voting agreements;

  •
  financial statements of Guarantor and its subsidiaries fairly present the financial position of Guarantor and its subsidiaries; and

  •
  no material adverse effect on Guarantor since September 30, 2006.

        Materiality.    Some of the representations and warranties referred to above are qualified by materiality.

Covenants Relating to Conduct of Business Pending the Merger

        Covenants of Williams Scotsman.    From the date of the merger agreement until the effective time, unless consented to in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), subject to identified exceptions, Williams Scotsman shall and shall cause each of its subsidiaries to:

  •
  conduct their respective business in the ordinary course consistent with past practice; and

  •
  use reasonable best efforts to preserve intact its and its subsidiaries' business organization and capital structure, maintain in effect all material permits that are required for Williams Scotsman or its subsidiaries to carry on their respective businesses, keep available the services of present officers and key employees (as a group), and maintain the current relationships with its lenders, suppliers and other persons with which Williams Scotsman or its subsidiaries have significant business relationships.

        From the date of the merger agreement to the effective time, and unless otherwise consented to in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), subject to identified exceptions in the merger agreement, including, without limitation, the requirements of applicable law and the provisions relating to company acquisition proposals, Williams Scotsman shall not, and shall not permit its subsidiaries to:

  •
  enter into any new line of business or discontinue any line of business or propose or adopt any change in its organizational or governing documents;

  •
  merge or consolidate Williams Scotsman or any of its subsidiaries with any person, except for mergers or consolidations solely involving such subsidiaries;

  •
  issue, sell, transfer, grant or encumber any capital stock or other securities, other than in connection with the exercise of existing options or existing rights under the Williams Scotsman equity stock purchase plan;

  •
  acquire, lease or license any right or other asset from any other person or sell, transfer or otherwise dispose of, or lease or license, any right or other asset to any other person (except in each case for assets acquired, leased, licensed or disposed of by Williams Scotsman in the ordinary course of business or otherwise in the aggregate that do not exceed $25,000,000);

  •
  incur any third-party indebtedness (other than in connection with intercompany transactions) except for borrowings under Williams Scotsman's and its subsidiaries' existing revolving lines of credit incurred in the ordinary course of business and repayable within 180 days without penalty;

  •
  make any loans, advances or capital contributions to, or investments in, any other person, except in the ordinary course of business consistent with past practice to wholly-owned subsidiaries or as required by existing contracts;

  •
  authorize capital expenditures in excess of $150 million (net of used equipment sale proceeds);

  •
  pledge or otherwise encumber shares of capital stock or other voting securities of Williams Scotsman or any of its subsidiaries;

  •
  mortgage or pledge any of its material assets, tangible or intangible, or create any material lien thereupon;

  •
  enter into, amend, terminate, assign, relinquish, release or waive any material right under any material contract, other than in the ordinary course of business;

  •
  (i) split, combine, reclassify or amend the terms of any securities of Williams Scotsman or, (ii) declare, set aside or pay any dividend or other distribution in respect of such securities other than a dividend or distribution by a wholly owned subsidiary of Williams Scotsman to its parent corporation in the ordinary course of business, or (iii) issue or offer to issue any such securities, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire, any such securities, other than in connection with (x) the exercise of options and the rights under the Williams Scotsman equity stock purchase plan, or (y) the withholding of such securities to satisfy tax obligations with respect to options or restricted shares or the Williams Scotsman equity stock purchase plan;

  •
  (i) enter into any material employment agreement, (ii) adopt or amend any bonus, profit sharing, compensation, severance, termination, stock option, pension, retirement, deferred compensation or employee benefit plan in a manner that in the aggregate materially increases the cost to Williams Scotsman, (iii) materially increase in any manner the compensation or fringe benefits of any director or officer, or, other than in the ordinary course consistent with past practice, any other class of employee or (iv) enter into or amend or modify any change of control, severance, consulting, retention or employment agreement with any officer;

  •
  (i) make, change or rescind any express or deemed material election relating to taxes, (ii) take any position or adopt any tax accounting method that is inconsistent with methods used in preparing or filing tax returns for similar taxes in prior periods, other than with respect to such items that, in the aggregate, are not material or such actions that are required by law, (iii) settle or compromise any tax liability for an amount in excess of the amount currently reserved in the books and records of Williams Scotsman for such tax liability, (iv) enter into any closing or other agreement with respect to any tax liability with any tax authority for an amount in excess of the amount currently reserved in the books and records of Williams Scotsman for such tax liability, (v) file any amended tax return, (vi) file or cause to be filed a claim for refund of taxes previously paid, (vii) agree to an extension of a statute of limitations with respect to the assessment or determination of taxes or (viii) grant any power of attorney with respect to any material taxes, except, in each case, in the ordinary course of business consistent with past practice;

  •
  make any material change in financial accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of Williams Scotsman and its subsidiaries, except insofar as may have been required by a change in GAAP or law;

  •
  adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Williams Scotsman or any of its subsidiaries;

  •
  settle, pay or discharge, any litigation, investigation, arbitration, proceeding or other claim, liability or obligation except in the ordinary course for an amount less than $5,000,000;

  •
  enter into, renew or extend any agreements or arrangements that materially limit or materially restrict Williams Scotsman or any of its affiliates or any successor thereto from engaging or competing in any line of business in any geographic area; or

  •
  authorize, agree or commit to do any of the foregoing.

Access to Information; Confidentiality

        From the date of the merger agreement to the effective time, subject to applicable law, Williams Scotsman will provide and will cause its subsidiaries and their respective representatives, to provide Parent and Merger Sub and their respective representatives, during normal business hours and upon reasonable advance notice: (i) such access to the offices, properties, contracts, commitments, personnel, books and records of Williams Scotsman and such subsidiaries as Parent or Merger Sub reasonably may request, provided that Parent and Merger Sub will not be permitted to conduct environmental sampling at any of the properties owned or leased by Williams Scotsman or any of its subsidiaries, and (ii) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal or state securities laws that is not available immediately upon filing via EDGAR.

        The confidentiality agreement, which the parties entered into, is incorporated into the merger agreement and shall continue in full force and effect in accordance with its terms until the earlier of (a) the effective time or (b) the expiration of the confidentiality agreement according to its terms.

Financing

        Parent will use its reasonable best efforts to take, or cause to be taken, all actions necessary or advisable to obtain the financing on the terms and conditions described in the debt commitment letter to TDR from Deutsche Bank AG, London Branch, and The Royal Bank of Scotland PLC, dated as of July 7, 2007, regarding the debt financing (provided that the debt commitment letter may be amended to add new lenders and related agents or otherwise so long as the terms are not materially less beneficial to Merger Sub with respect to conditionality or do not adversely affect the ability of Parent or Merger Sub to consummate the merger). As soon as practicable after the date of the merger agreement, and prior to the consummation of the merger agreement, Parent will use its reasonable best efforts to negotiate and enter into definitive agreements with respect to the financing contemplated by the debt commitment letter.

        Parent shall keep Williams Scotsman reasonably informed with respect to the status of the financing contemplated by the debt commitment letter and the equity commitment letter from TDR pursuant to which TDR committed, upon the terms and subject to the conditions set forth therein, to invest in Guarantor the cash amounts set forth therein in connection with the transactions contemplated by the merger agreement. Parent shall give Williams Scotsman prompt notice of any material adverse change with respect to the financing described above.

        If either the debt commitment letter or the equity commitment letter, collectively referred to as the commitment letters, shall be terminated or unavailable to Parent for any reason, Parent shall use its reasonable best efforts to obtain, as soon as reasonably practicable and, if obtained, will provide Williams Scotsman with a copy of, a new financing commitment that provides for an amount of financing (when taken together with all other sources of financing) sufficient to consummate the transactions contemplated by the merger agreement.

        Williams Scotsman agreed to use its reasonable best efforts to provide, and to cause its subsidiaries to use reasonable best efforts to provide, Parent with reasonable cooperation in connection with the arrangement of the financing contemplated by the debt commitment letter including:

(i)
participation in a reasonable number of meetings, presentations, road shows, due diligence sessions and sessions with rating agencies;

(ii)
assisting with the preparation of materials for rating agency presentations, offering documents, bank information memoranda, business projections and similar documents required in connection with financing contemplated by the debt commitment letter (provided, however, that any private placement memoranda or prospectuses in relation to high yield debt securities need not be issued by Williams Scotsman or any of its subsidiaries prior to the effective time);

(iii)
as promptly as practical, upon request, furnishing Parent and its debt financing sources with financial and other information regarding Williams Scotsman and its subsidiaries as may be reasonably requested by Parent, including all financial statements, pro forma financial information, financial data, audit reports and other information;

(iv)
obtaining accountants' comfort letters and consents to the use of accountants' audit reports relating to Williams Scotsman, legal opinions, appraisals, surveys, title insurance and other documentation and items relating to the financing contemplated by the debt commitment letter as reasonably requested by Parent and, if requested by Parent or Merger Sub, to cooperate with and assist Parent or Merger Sub in obtaining such documentation and items;

(v)
providing monthly financial statements within 25 days of the end of each month prior the consummation of the merger agreement;

(vi)
executing and delivering, as of the effective time, any pledge and security documents, other definitive financing documents, or other certificates, legal opinions or documents as may be reasonably requested by Parent;

(vii)
taking commercially reasonable actions necessary to (X) permit the prospective lenders involved in the financing contemplated by the debt commitment letter to evaluate Williams Scotsman's current assets, cash management and accounting systems, policies and procedures relating thereto for the purposes of establishing collateral arrangements and (Y) as of the effective time, establish bank and other accounts and blocked account agreements and lock box arrangements in connection with the foregoing;

(viii)
obtaining commercially reasonable waivers, consents, estoppels and approvals from other parties to material leases, encumbrances and contracts to which Williams Scotsman or any of its subsidiaries is a party and to arrange commercially reasonable discussions among Parent, Merger Sub and their financing sources with other parties to material leases, encumbrances and contracts; and

(ix)
taking all corporate actions necessary to permit the consummation of the financing contemplated by the debt commitment letter and to permit the proceeds thereof, together with the cash at Williams Scotsman and its subsidiaries, to be made available to Williams Scotsman on the date of the consummation of the merger agreement.

        The aforementioned is subject to the proviso that none of Williams Scotsman or any of its subsidiaries shall be required to pay any commitment or other similar fee or incur any other liability in connection with the financing, except for any such fee or liability effective only at or following the effective time.

        Parent shall indemnify and hold harmless Williams Scotsman and its subsidiaries and their respective representatives for and against any and all liabilities suffered or incurred by them as a result of the activities or actions of Parent or Merger Sub in connection with the arrangement of the financing.

        Upon the request of Parent or Merger Sub, Williams Scotsman shall:

  (a)
  use its reasonable best efforts to obtain the consent of its lenders to permit it to provide the notice of redemption contemplated by the indenture dated as of September 29, 2005 (referred to as the indenture) by and among Williams Scotsman, Inc., as issuer, the guarantors named therein, and The Bank of New York, as trustee, providing for a redemption of the notes issued under such indenture in connection with a change of control; and

  (b)
  issue such notice of redemption; provided that such notice shall provide that the consummation of such redemption shall be conditioned on the consummation of the Merger.

Solicitation of Alternate Transactions

        From the date of the merger agreement until 11:59 p.m. (EST) on August 17, 2007, such period referred to as the go-shop period, Williams Scotsman, its subsidiaries and their respective representatives have the right to:

  •
  initiate, solicit and encourage company acquisition proposals, including by way of providing access to non-public information pursuant to confidentiality agreements, provided that Williams Scotsman also provides Parent and Merger Sub with any material non-public information concerning Williams Scotsman or its subsidiaries that was provided to such person and has not previously been delivered to Parent; and

  •
  enter into and maintain discussions or negotiations with respect to any such company acquisition proposals or otherwise cooperate with or assist or participate in or facilitate such inquiries, proposals, discussions or negotiations.

        As used in the merger agreement, a "company acquisition proposal" means: (i) any inquiry, proposal or offer from any person or group of persons other than Parent, Merger Sub or their respective affiliates relating to any direct or indirect acquisition of a business that constitutes 15% or more of the net revenues, net income or assets of Williams Scotsman and its subsidiaries, taken as a whole, or 15% or more of the outstanding securities of Williams Scotsman, (ii) any tender offer or exchange offer that if consummated would result in any person or group of persons beneficially owning 15% or more of the outstanding securities of Williams Scotsman, or (iii) any merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving Williams Scotsman (or any subsidiaries thereof whose business constitutes 15% or more of the net revenues, net income or assets of Williams Scotsman and its subsidiaries, taken as a whole).

        Except as described below, during the period beginning after 11:59 p.m. (EST) on August 17, 2007 until the effective time or, if earlier, the termination of the merger agreement in accordance with its terms, Williams Scotsman shall not and shall not direct or authorize any of its representatives to, directly or indirectly:

  •
  initiate, continue, solicit or encourage (including by way of providing information) the submission of any inquiries, proposals or offers that constitute or may reasonably be expected to lead to a company acquisition proposal, or participate or engage in any discussions or negotiations with respect thereto, or cooperate with or knowingly facilitate any such inquiries, proposals or offers (provided that Williams Scotsman may continue to take any of the aforementioned actions in connection with an excluded party); or

  •
  accept a company acquisition proposal or enter into any agreement relating to a company acquisition proposal; or

  •
  enter into any agreement requiring that Williams Scotsman abandon, terminate or fail to consummate the transactions contemplated in the merger agreement.

        In addition, subject to certain terms and except as may relate to excluded parties, after 11:59 p.m. (EST) on August 17, 2007, Williams Scotsman shall immediately cease and cause to be terminated any existing solicitation, encouragement, discussion or negotiation with any persons conducted theretofore by Williams Scotsman or any representatives with respect to any company acquisition proposal.

        As used in the merger agreement, an "excluded party" is any person who delivers to Williams Scotsman, during the go-shop period, a written indication of interest that Williams Scotsman's board of directors believes in good faith is bona fide and could reasonably be expected to result in a superior proposal.

        As used in the merger agreement, a "superior proposal" means a company acquisition proposal involving more than 50% of the assets, net revenues or securities of Williams Scotsman that Williams Scotsman's board of directors had determined in good faith, after consultation with Williams Scotsman's financial advisors and outside legal counsel, is more favorable to Williams Scotsman's stockholders than the transaction contemplated by the merger agreement.

        Notwithstanding the aforementioned restrictions, at any time after the date of the merger agreement and prior to approval of a proposal to adopt the merger agreement by the affirmative vote of the holders of a majority of all outstanding shares of Williams Scotsman common stock entitled to vote on that proposal, Williams Scotsman may furnish information with respect to Williams Scotsman and its subsidiaries and participate in discussions or negotiations with any third party with respect to such party's company acquisition proposal (i) if such third party is an excluded party, or (ii) if such party is not an excluded party, upon the satisfaction of the following requirements:

(1)
Williams Scotsman receives a written company acquisition proposal from such party that Williams Scotsman's board of directors believes in good faith to be bona fide; and

(2)
Williams Scotsman's board of directors determines in good faith, after consultation with its independent financial advisors and outside legal counsel, that such company acquisition proposal constitutes or could reasonably be expected to result in a superior proposal.

        In such instances, Williams Scotsman (a) will not and will not allow its representatives to disclose any non-public information to such person without first entering into a confidentiality agreement meeting specified requirements, (b) will promptly provide to Parent any non-public information concerning Williams Scotsman or its subsidiaries provided to such other person which was not previously provided to Parent and (c) will promptly, and in any case within 24 hours, notify Parent and Merger Sub of such company acquisition proposal, including the material terms and conditions thereof and the identity of the party making such proposal.

        Williams Scotsman is required to notify Parent of the identity of all excluded parties within 24 hours following the end of the go-shop period, and to provide Parent the material terms and conditions of each such company acquisition proposal and related correspondence received from an excluded party.

        Subject to the terms of the merger agreement, neither Williams Scotsman's board of directors nor any committee thereof will:

  (A)
  withdraw or publicly propose to withdraw (or modify in a manner adverse to Parent or Merger Sub) the board of directors' recommendation that Williams Scotsman's stockholders adopt the merger agreement;

  (B)
  recommend, adopt or approve, or publicly propose to recommend, adopt or approve, any company acquisition proposal; or

  (C)
  approve, recommend or publicly propose to approve or recommend or allow Williams Scotsman or any of its subsidiaries to enter into an agreement (other than an acceptable confidentiality agreement) relating to any company acquisition proposal.

        Notwithstanding the limitations described immediately above, prior to the approval of a proposal to adopt the merger agreement by the affirmative vote of the holders of a majority of all outstanding shares of Williams Scotsman common stock entitled to vote on that proposal Williams Scotsman's board of directors may do the following:

  •
  take the actions described above in clauses (A) and (B) if the board determines in good faith, after consultation with outside counsel, that failure to take such action would reasonably be expected to result in a breach of the board of directors' fiduciary duties to the stockholders of Williams Scotsman under applicable laws, provided that the board shall give Parent three days' prior notice in writing of its intention to do so; or

  •
  terminate the merger agreement and enter into a definitive agreement with respect to a company acquisition proposal, provided that (i) Williams Scotsman's board of directors shall have determined in good faith, after consultation with its independent financial advisors and outside legal counsel, that such company acquisition proposal constitutes a superior proposal, (ii) Williams Scotsman's board of directors shall have determined in good faith, after consultation with its outside legal counsel, that the failure to take such action would reasonably be expected to result in a breach of the board of directors' fiduciary duties to the stockholders of Williams Scotsman under applicable law, (iii) Williams Scotsman shall have first provided Parent with three days' prior notice that Williams Scotsman's board of directors is prepared to effect such resolution, and (iv) for three days following delivery of notice Williams Scotsman shall negotiate in good faith with respect to adjustments to the merger agreement proposed by Parent.

        Williams Scotsman shall also have the right to terminate the merger agreement under certain other circumstances. See "The Merger Agreement—Termination" beginning on page 74.

Rule 16b-3

        Prior to the effective time, Williams Scotsman shall take such steps as may be necessary or advisable to exempt dispositions of its securities (including derivative securities) by its directors and officers, pursuant to the transactions contemplated by the merger agreement, under Rule 16b-3 of the Exchange Act.

Directors' and Officers' Indemnification and Insurance

        From and after the effective time until the sixth anniversary of the effective time, Parent shall, and shall cause the surviving corporation to, indemnify and hold harmless each current and former officer, director or employee of Williams Scotsman and its subsidiaries (referred to as the indemnified parties), against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys' fees and disbursements incurred in connection with any threatened, pending or completed claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative to which an indemnified party is a party or with respect to which an indemnified party is otherwise involved, arising out of or pertaining to the fact that the indemnified party is or was an officer, director, employee, fiduciary or agent of Williams Scotsman or any of its subsidiaries on or before the effective time. In the event of any such proceeding (x) each indemnified party will be entitled to advancement from Parent or the surviving corporation of fees, costs and expenses incurred in connection with and prior to the final disposition of such proceedings, such fees, costs and expenses to be advanced within twenty business days of receipt by Parent from the indemnified party of a request therefor; provided that any person to whom expenses are advanced provides an undertaking, to the extent required by applicable law, Williams Scotsman's certificate of incorporation or its by-laws, to repay such advances if it is ultimately determined that such person is not entitled to indemnification; (y) neither Parent nor surviving corporation shall settle, compromise or consent to the entry of any judgment in any proceeding in which indemnification could be sought by such indemnified party hereunder, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such action, suit, proceeding, investigation or claim or such indemnified party otherwise consents; and (z) the surviving corporation shall cooperate in the defense of any such matter.

        For a period of six years after the effective time, the certificate of incorporation and by-laws of the surviving corporation will contain provisions with respect to the indemnification, advancement of expenses and exculpation of present and former directors of Williams Scotsman and its subsidiaries that are no less advantageous in any material respect than the provisions of the certificate of incorporation and by-laws set forth in exhibits A and B to the merger agreement.

        The surviving corporation or Parent shall either (1) maintain such directors' and officers' insurance for a period of six years after the effective time in each case with terms and conditions no less advantageous in any material respect to such covered parties than Williams Scotsman's existing insurance coverage; provided, that the surviving corporation shall not be required to pay an annual premium in excess of 300% of Williams Scotsman's annual premium as of the date of the merger agreement; or (2) obtain and maintain "tail" insurance policies with a claims period of at least six years from the effective time with respect to officers' and directors' liability insurance and fiduciary liability insurance covering the transactions contemplated in the merger agreement and covering those persons who are currently covered by Williams Scotsman's existing insurance policies as of the date of the merger agreement, with terms and conditions no less advantageous in any material respect than such insurance policies.

        If the surviving corporation, Parent or any of their successors or assigns: (1) consolidates with or merges into any other person and is not the continuing or surviving entity of such consolidation or merger; or (2) transfers all or a majority of its properties and assets to any person, then the successors and assigns of the surviving entity or Parent, as the case may be, shall assume the indemnification and insurance obligations discussed above.

        The merger agreement provides that the indemnification obligations and the directors and officers insurance obligations pursuant to the merger agreement will survive the consummation of the merger and will continue for the periods specified in the merger agreement. Each present and former director and officer of Williams Scotsman and its subsidiaries may enforce such obligations, and the indemnification provided for in the merger agreement shall not be deemed exclusive of any other rights to which such persons are entitled. Parent shall, and shall cause the surviving corporation to, honor and perform under all indemnification agreements entered into by Williams Scotsman or any of its subsidiaries.

Publicity

        Subject to certain identified exceptions, Williams Scotsman on the one hand, and Parent and Merger Sub on the other hand, have agreed to consult with each other before issuing any press release or other public announcement pertaining to the merger and the other transactions contemplated by the merger agreement, except as may be required by law or any listing agreement with any national securities exchange or quotation system or by the request of any government entity.

Reasonable Best Efforts; Consents and Approvals; State Takeover Laws

        Each of Parent, Merger Sub and Williams Scotsman will use its reasonable best efforts to take all actions, to file all documents and to do all things necessary, proper or advisable to consummate the transactions contemplated by the merger agreement, including filing as promptly as practicable, all documentation to effect all necessary consents, waivers, approvals, authorizations, permits or orders from all governmental authorities or other persons and to preserve the benefit of the merger for Parent relating to the subsidiaries of Williams Scotsman located in Spain in the event that anti-trust approval of the merger has not been obtained in Spain prior to the effective time agreement. In addition, Parent shall use its reasonable best efforts to consummate the financings contemplated by the commitment letters. Each party shall also refrain from taking any action that would be reasonably likely to result in a failure of any of the conditions to the merger being satisfied. The parties shall cooperate with one another in (i) determining whether any action in respect of any governmental authority is required, or any consents or approvals are required to be obtained from any parties to any contracts, in connection with the consummation of the transactions contemplated by the merger agreement; and (ii) seeking and obtaining any such actions, consents or approvals. The parties shall have the right to review in advance, and to the extent reasonably practicable each will consult the other on, all the information relating to the other and each of their respective subsidiaries that appears in any filing made with, or written materials submitted to, any governmental authority in connection with the merger. Neither Williams Scotsman nor Parent shall, nor shall they permit their respective representatives to, participate independently in any meeting or engage in any substantive conversation with any governmental authority in respect of any filing, investigation or other inquiry without giving the other party prior notice of such meeting or conversation and without giving the opportunity of the other party to attend or participate.

        Williams Scotsman, subject to Parent's prior review, shall use its reasonable best efforts to take or cause to be taken all actions: (A) necessary, proper or advisable with respect to the prompt preparation and filing with the SEC of the company proxy statement; (B) as may be required to have the company proxy statement and any related materials cleared by the SEC as promptly as reasonably practicable; and (C) as may be required to be taken under the Securities Exchange Act of 1934 and state securities or applicable Blue Sky Laws in connection with the merger. In addition, Williams Scotsman and Parent shall use their reasonable best efforts to promptly obtain all governmental permits necessary to consummate the merger, including any required U.S. and foreign anti-trust clearances.

Notification of Certain Matters

        Williams Scotsman, on the one hand, and Parent and Merger Sub, on the other hand, will promptly notify each other of:

  •
  any event which would reasonably be expected to cause any representation or warranty to be untrue or inaccurate in any material respect as of the consummation of the merger;

  •
  any failure by a party, or the occurrence or nonoccurrence of any event which would reasonably be expected to cause the failure by such party, to comply with any covenant, condition or agreement under the merger agreement;

  •
  the receipt by such party of any communication from any person alleging that the consent of such person, which could reasonably be expected to be material to such person, may be required in connection with the transactions contemplated by the merger agreement;

  •
  the receipt by such party of any material communication from any governmental authority in connection with the transactions contemplated by the merger agreement; and

  •
  its learning of any actions, suits, claims, investigations or proceedings commenced against, or affecting such party that, if they were pending on the date of the merger agreement, would have been required to be disclosed pursuant to the merger agreement or which relate to the consummation of the transactions contemplated by the merger agreement.

Stockholder Litigation

        Williams Scotsman will keep Parent and Merger Sub reasonably apprised of all important developments relating to, and consult with Parent and Merger Sub with respect to, any action by any third party to restrain or prohibit or otherwise oppose the merger or the other transactions contemplated by the merger agreement and, subject to its rights discussed in "The Merger Agreement—Solicitation of Alternate Transactions" beginning on page 67, will use reasonable best efforts to resist any such effort to restrain or prohibit or otherwise oppose the merger or the other transactions contemplated by the merger agreement.

        Williams Scotsman shall give Parent the opportunity to participate in the defense and settlement of any stockholder litigation brought or threatened against Williams Scotsman and/or its directors relating to the merger agreement and the transactions contemplated by the merger agreement, and no such settlement shall be agreed to without Parent's prior written consent, which shall not be unreasonably withheld.

Employee Benefit Matters

        Each current and former employee of Williams Scotsman and its subsidiaries will receive credit under the employee benefit plans of Parent and its subsidiaries (referred to as new plans) for service with Williams Scotsman prior to the completion of the transaction, except as would result in duplication of benefits and benefit accrual under a defined benefit plan. In addition, except as restricted by insurance carriers for the new plans, each current and former employee of Williams Scotsman and its subsidiaries will be immediately eligible to participate, without any waiting time, in any and all new plans that replace coverage under a comparable Williams Scotsman plan in which the employee participated immediately before the completion of the transaction (referred to as old plans), and for purposes of each new plan providing medical, dental, disability, pharmaceutical and/or vision benefits, all pre-existing condition exclusions and actively-at-work requirements of the new plans will be waived for the relevant portion of the year in which the employee's participation in the corresponding new plan begins, and amounts paid under the old plans will be taken into account under the new plans for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements for the applicable plan year as if such amounts had been paid in accordance with the new plans. In addition, Parent and its subsidiaries will provide severance compensation and benefits to employees whose employment is involuntarily terminated without cause during the one year period following the completion of the transaction in amounts that are no less than those that would be payable under the Williams Scotsman severance plans.

        Following the effective time, Williams Scotsman's representatives shall not make any communication to Williams Scotsman's employees regarding compensation or benefits as a result of the completion of the merger or in connection with the integration of Williams Scotsman and Parent, without the advance written approval of Parent (not to be unreasonably withheld).

        Parent and its subsidiaries (including the surviving corporation) shall provide severance compensation and benefits to employees of Williams Scotsman and its subsidiaries whose employment is involuntarily terminated without cause during the one year period following the effective time in amounts that are no less than those that would be payable under the applicable employee plan in effect prior to the date of the merger.

        Notwithstanding anything to the contrary contained therein, the merger agreement is not intended to create a contract between Parent and any employee of Williams Scotsman or its subsidiaries or limit the discretion of Parent to retain or terminate the employment of any Williams Scotsman employee.

Conditions to Completing the Merger

        Conditions to Each Party's Obligation.    The obligations of Williams Scotsman, Parent and Merger Sub to effect the merger are subject to the satisfaction at or prior to the effective time of the merger of the following conditions:

  •
  the adoption of the merger agreement at a special meeting of Williams Scotsman's stockholders, referred to as the special meeting, by the affirmative vote of the holders of a majority of the outstanding shares of Williams Scotsman common stock entitled to vote on the proposal;

  •
  expiration of any applicable waiting periods under the HSR Act; and

  •
  no law or other legal restraint or prohibition shall have been enacted, entered, promulgated or enforced which prohibits, restrains or enjoins the consummation of the merger or the other transactions contemplated by the merger agreement.

        Conditions to the Obligation of Parent and Merger Sub.    The obligation of Parent and Merger Sub to effect the merger is subject to the satisfaction (or waiver by Parent) at or prior to the effective time of the merger of the following conditions:

  •
  Williams Scotsman shall have performed in all material respects the obligations required to be performed by it under the merger agreement on or prior to the effective time, and Williams Scotsman has provided an officer's certificate to such effect;

  •
  certain specified representations and warranties of Williams Scotsman are true and correct in all respects as of the date of the merger agreement and as of the effective time as though made on and as of such time, and all other representations and warranties of Williams Scotsman are true and correct (provided that any representation or warranty of Williams Scotsman that is subject to a materiality, material adverse effect or similar qualification is not so qualified for purposes of the above) as of the date of the merger agreement and as of the effective time as though made on and as of such time, except where any failure to be so true and correct would not reasonably be expected to have a material adverse effect, and Williams Scotsman will have provided an officer's certificate to Parent and Merger Sub to such effect; and

  •
  the aggregate number of shares of common stock of Williams Scotsman at the effective time, the holders of which have demanded appraisal in accordance with the provisions of Section 262 of the DGCL, shall be less than 10% of the common stock of Williams Scotsman outstanding as of the record date for the special meeting.

        Conditions to the Obligation of Williams Scotsman.    The obligation of Williams Scotsman to complete the merger is subject to the satisfaction (or waiver by Williams Scotsman) at or prior to the effective time, of the following conditions:

  •
  Parent and Merger Sub shall have performed, in all material respects, the obligations required to be performed by them under the merger agreement on or prior to the effective time, and Parent and Merger Sub have provided Williams Scotsman with an officer's certificate to such effect; and

  •
  each of the representations and warranties of Parent and Merger Sub is true and correct (provided that any representation or warranty of Parent and Merger Sub contained in the merger agreement that is subject to a materiality, material adverse effect or similar qualification is not so qualified for purposes of the above) as of the date of the merger agreement and as of the effective time as though made on and as of such time, except where any failure to be so true and correct would not have a material adverse effect, and Parent and Merger Sub will have each provided Williams Scotsman an officer's certificate to such effect.

        Neither Williams Scotsman nor Parent may rely, either as a basis for not consummating the merger or terminating the merger agreement, on the failure of any condition set forth above to be satisfied if such failure was caused by such party's breach in any material respect of any provision of the merger agreement or failure to use reasonable best efforts to consummate the merger and the other transactions contemplated hereby.

Termination

        The merger agreement may be terminated at any time prior to the effective time, whether before or after obtaining the requisite stockholder approval:

  •
  by mutual written consent of Williams Scotsman, Parent and Merger Sub;

  •
  by either Williams Scotsman or Parent and Merger Sub if any of the following shall occur:

  (1)
  the effective time does not occur on or before December 31, 2007, provided, however, that a party shall not be permitted to terminate the merger agreement if the failure to consummate the merger by December 31, 2007 is attributable to the actions of such party and the Company may not terminate the merger agreement until the end of the first period of 20 consecutive business days after the Company has delivered certain specified financial information to Parent if the end of such period occurs after December 31, 2007;

  (2)
  any nonappealable order, decree or ruling or any other final action by any court of competent jurisdiction within the United States restrains, enjoins or prohibits the consummation of the merger, provided, however that such right to terminate the merger agreement shall not be available to any party who has not used reasonable best efforts to oppose such order, decree or ruling; or

  (3)
  the special meeting is held (including any adjournment thereof) and stockholders holding a majority of Williams Scotsman common stock entitled to vote at such special meeting fail to approve the proposal to adopt the merger agreement, provided that such right to terminate the merger agreement will not be available to Williams Scotsman if it is in material breach of certain obligations under the merger agreement (including the obligation not to solicit competing offers after the go-shop period and its obligations to hold the special meeting and make the appropriate filings to the SEC).

  •
  by Williams Scotsman, if any of the following shall occur:

  (1)
  if a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub has occurred, such that the applicable closing conditions in the merger agreement are not satisfied and, such failure or breach is incapable of being cured by December 31, 2007 (so long as Williams Scotsman is not itself in material breach of the merger agreement, so as to cause the applicable closing conditions in the merger agreement not to be satisfied); or

  (2)
  if, prior to obtaining the requisite stockholder vote, Williams Scotsman's board of directors resolves to enter into a definitive agreement containing a company acquisition proposal, as described in "The Merger Agreement—Solicitation of Alternate Transactions" beginning on page 67, provided that Williams Scotsman and its board of directors shall have complied with certain obligations as described in the merger agreement.

  •
  by Parent, if any of the following shall occur:

  (1)
  if a breach of any representation, warranty, covenant or agreement on the part of Williams Scotsman has occurred, such that the applicable closing conditions in the merger agreement are not satisfied and, such failure or breach is incapable of being cured by December 31, 2007 (so long as neither Parent nor Merger Sub is in material breach of the merger agreement, so as to cause the applicable closing conditions in the merger agreement not to be satisfied); or

  (2)
  if prior to the adoption of the merger at the special meeting by the affirmative vote of the holders of a majority of the outstanding shares of Williams Scotsman common stock entitled to vote on the proposal, one of the following events occurs (each such event to be referred to as a triggering event): (i) Williams Scotsman's board of directors shall have (A) failed to recommend that Williams Scotsman's stockholders vote to adopt the merger agreement, (B) withdrawn (or modified in a manner adverse to Parent or Merger Sub) the approval, recommendation or declaration of advisability of the merger agreement or (C) recommended, adopted or approved (or proposed to do so publicly), any alternative company acquisition proposal (as defined in the merger agreement); (ii) Williams Scotsman shall have failed to include its recommendation in the proxy statement relating to the merger agreement; (iii) Williams Scotsman shall have breached certain specified material obligations under the merger agreement; (iv) Williams Scotsman's board of directors shall have approved or recommended any company acquisition proposal; (v) Williams Scotsman shall have executed any agreement that could lead to a company acquisition proposal; or (vi) a tender or exchange offer relating to Williams Scotsman's securities shall have been commenced (other than by Parent or an affiliate of Parent) and Williams Scotsman shall not have sent to its security holders, within ten business days thereafter, a statement disclosing that Williams Scotsman recommends rejection of such tender or exchange offer.

Fees and Expenses; Termination Fee

        Subject to certain exceptions, each party shall pay all fees and expenses incurred by it in connection with the merger agreement and the transactions contemplated thereby, provided that Parent will pay all expenses in connection with filings required under the HSR Act.

        As described more completely in the merger agreement, Williams Scotsman may be required to pay to Parent and Merger Sub a termination fee of $25,000,000, plus up to $7,500,000 in expense reimbursement, in the event that during the go-shop period Williams Scotsman has entered into a definitive agreement with respect to a superior proposal and the merger agreement has been terminated by Williams Scotsman following a board resolution resolving to enter into a company acquisition proposal. See also the "The Merger Agreement—Solicitation of Alternate Transactions" beginning on page 67.

        As described more completely in the merger agreement, in certain other circumstances Williams Scotsman may be required to pay to Parent and Merger Sub a termination fee of $40,000,000, plus up to $10,000,000 in expense reimbursement. These other circumstances include (i) following termination of the merger agreement by either party if certain triggering events shall have occurred prior to the adoption of the merger agreement or (ii) in the event that after the go-shop period Williams Scotsman has entered into a definitive agreement with respect to a superior proposal and the merger agreement has been terminated by Williams Scotsman following a board resolution resolving to enter into a company acquisition proposal. These other circumstances also include: in the event that the merger agreement has been terminated under certain circumstances and at the time of such termination a company acquisition proposal has been made public and not withdrawn and within 12 months of the such termination either a company acquisition proposal has been consummated or Williams Scotsman has entered into a definitive agreement in respect of a company acquisition proposal. See also the "The Merger Agreement—Solicitation of Alternate Transactions" beginning on page 67.

        As described more completely in the merger agreement, in certain other circumstances Williams Scotsman may be required to pay to Parent and Merger Sub up to $10,000,000 in expense reimbursement. These other circumstances include: following termination of the merger agreement (i) by either party if at the stockholder meeting the stockholders fail to adopt the merger agreement or (ii) by Parent in relation to certain breaches of the merger agreement by Williams Scotsman.

        If the merger agreement is terminated, there shall be no obligations on the part of Williams Scotsman, Parent or Merger Sub, or their respective subsidiaries or affiliates, except with respect to the termination fees and expense reimbursement described above or with respect to liabilities for damages incurred as a result of a breach of any other party of its obligations to pay the merger consideration and all related fees and expenses or as a result of a willful and material breach by any other party of any of its representations, warranties, covenants or other agreements set forth in the merger agreement.

Amendment

        The merger agreement may be amended or waived at any time prior to the effective time only by a written amendment or waiver which is signed (i) in the case of an amendment to the merger agreement, by Williams Scotsman, Parent and Merger Sub, and, in certain instances, Guarantor, and (ii) in the case of a waiver, by the party against whom the waiver is to be effective.

        No failure by any party in exercising any right under the merger agreement shall operate as a waiver of those rights.

Assignment

        No party to the merger agreement may assign, delegate or otherwise transfer any of its rights or obligations under the merger agreement without the prior written consent of the other parties to the merger agreement. Any attempted assignment or transfer in violation of such requirement will be null and void.

Guaranty by the Guarantor

        Guarantor has agreed to guaranty the performance in full by Parent and Merger Sub of all of their obligations under the merger agreement as fully as if made by Guarantor.

        Williams Scotsman may enforce Guarantor's obligations without first (A) suing Parent or Merger Sub, (B) joining Parent or Merger Sub in any suit against Guarantor, (C) enforcing any rights and remedies against Parent or Merger Sub, or (D) otherwise pursuing or asserting any claims or rights against Parent or Merger Sub or any of their respective property.

        Guarantor has, in the merger agreement, made representations and warranties to Williams Scotsman, subject to identified exceptions and qualifications, including those relating to:

  •
  requisite corporate power and authority to enter into, and perform its obligations under, the merger agreement;

  •
  due execution and delivery of the merger agreement; and

  •
  validity and binding effect of the merger agreement.

        Guarantor has also agreed that from the date of the merger agreement until the effective time, Guarantor will not declare, set aside or pay any dividend or other distribution other than in connection with the transactions occurring substantially simultaneously with the effective time.

THE VOTING AGREEMENTS

        Concurrently with the execution of the merger agreement, Parent entered into a voting agreement with each of (i) Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. and (ii) Scotsman Partners, L.P., together with Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P., referred to as the voting stockholders. The terms of the voting agreements are substantially identical. The voting stockholders beneficially owned in the aggregate approximately 27.3% of the outstanding shares of Williams Scotsman common stock as of the record date.

        Pursuant to the voting agreements, and subject to the terms and conditions contained in the voting agreements, each of the voting stockholders agreed, among other things, to vote all of its shares of Williams Scotsman common stock in favor of the proposal to adopt the merger agreement and any other matter contemplated under the merger agreement or that could reasonably be expected to facilitate the merger agreement. Furthermore, each of the voting stockholders agreed to vote against:

  •
  any proposal for any company acquisition proposal; and

  •
  any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Williams Scotsman under the merger agreement or which would result in any of the conditions to the consummation of the merger under the merger agreement not being fulfilled or which would adversely affect the merger and the other transactions contemplated by the merger agreement.

        Furthermore, each of the voting stockholders agreed, while the voting agreements are in effect, not to:

  •
  cause or permit any transfer of the common stock of Williams Scotsman owned by such voting stockholder other than pursuant to the merger or to such voting stockholder's affiliates; or

  •
  grant any proxies, deposit any shares in a voting trust or enter into another voting agreement with respect to any of the common stock of Williams Scotsman owned by such voting stockholder.

        The voting stockholders also agreed to irrevocably waive any right of appraisal or right to dissent from the merger.

        The voting agreements terminate upon the earlier to occur of:

  •
  the effective date of the merger; or

  •
  the termination of the merger agreement in accordance with its terms.

        In addition, the voting agreements provide that the obligations of the voting stockholders thereunder terminate if the merger agreement is amended or otherwise modified in a manner that, directly or indirectly, reduces or changes the form of merger consideration or extends the "drop dead" date in the merger agreement (defined as December 31, 2007) beyond March 31, 2008.

OTHER IMPORTANT INFORMATION REGARDING WILLIAMS SCOTSMAN

Price Range of Common Stock

        Williams Scotsman common stock is quoted on NASDAQ under the symbol "WLSC." The following table sets forth for the periods indicated the high and low sale prices per share of Williams Scotsman common stock as reported on NASDAQ, the principal market in which the common stock is traded.

	Price
For the quarter ended:	High	Low
March 31, 2007	$22.08	$18.72
June 30, 2007	$24.45	$19.40
For the quarter ended:	High	Low
March 31, 2006	$25.18	$17.00
June 30, 2006	$27.05	$19.90
September 30, 2006	$22.95	$18.63
December 31, 2006	$24.25	$18.56
For the quarter ended:	High	Low
September 30, 2005(a)	$16.74	$15.50
December 31, 2005	$17.40	$14.15

(a)
Beginning with Williams Scotsman's initial public offering on September 23, 2005

        On July 18, 2007, the last trading day prior to the public announcement of the execution of the merger agreement, the high and low sales prices of Williams Scotsman common stock were $23.72 and $23.11 per share, respectively, and the closing price was $23.36 per share. On September 26, 2007, the most recent practicable date before the printing of this proxy statement, the high and low reported sales prices of Williams Scotsman common stock were $27.75 and $27.92, respectively, and the closing price was $27.79 per share. You are urged to obtain a current market price quotation for Williams Scotsman common stock.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth information regarding the beneficial ownership of Williams Scotsman common stock as of September 26, 2007 (unless otherwise noted), for:

  •
  each person who is known by us to own beneficially more than 5% of the outstanding shares of Williams Scotsman common stock;

  •
  each of our current directors and executive officers;

  •
  all of our directors and executive officers as a group.

        Unless otherwise indicated, the address of each person named in the table below is c/o Williams Scotsman International, Inc., 8211 Town Center Drive, Baltimore, Maryland 21236. To Williams Scotsman's knowledge, except as otherwise indicated, each beneficial owner named in the table has sole voting and sole investment power over the shares indicated as owned by such person, subject to applicable community property laws. The percentage listed in the table is calculated based on 43,711,090 shares of Williams Scotsman common stock outstanding on September 26, 2007. The amounts and percentage of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.

        As of September 26, 2007, there were 43,711,090 shares of Williams Scotsman common stock outstanding held by approximately 26 holders of record.

	Beneficial Ownership Common Stock
Name and Address of Beneficial Owner	Amount of Beneficial Ownership	(%)
Cypress Merchant Banking Partners L.P.(1)	5,677,433	12.99
c/o The Cypress Group L.L.C. 65 East 55th Street New York, NY 10022
Cypress Offshore Partners L.P.(1)	294,059	0.67
c/o The Cypress Group L.L.C. 65 East 55th Street New York, NY 10022
Scotsman Partners, L.P.(2)	5,971,493	13.66
201 Main Street Fort Worth, TX 76102
Lord, Abbett & Co. LLC(3)	2,582,775	5.91
90 Hudson Street Jersey City, NJ 07302
Odyssey Investment Partners Fund, LP(4)	2,370,130	5.42
280 Park Avenue New York, NY 10017
TimesSquare Capital Management, LLC(5)	2,266,000	5.18
1177 Avenue of the Americas—39th Floor New York, NY 10036
Ristretto Group S.a.r.l.(6)	11,942,985	27.32
20, rue de la Poste L-2346, Luxembourg
James N. Alexander(7)(9)	4,875	*
Michael F. Finley(8)(9)	10,875	*
Steven B. Gruber(7)(9)	4,875	*
James L. Singleton(9)(10)	4,875	*
James A. Flick, Jr.(9)(10)	9,875	*
Stephen A. Van Oss(9)(10)	7,312	*
Alan D. Wilson(9)(10)	2,063	*
Gerard E. Holthaus(10)(11)	712,512	1.61
Robert C. Singer(10)(11)	161,588	*
Joseph F. Donegan(10)(11)	118,840	*
William C. LeBuhn(10)(11)	114,108	*
John B. Ross(10)(11)	37,420	*
All executive officers and directors as a group (12 persons)	1,189,218	2.66

*
Represents beneficial ownership of less than 1%.

(1)
Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. (together, "Cypress Stockholders") are controlled by The Cypress Group L.L.C. or affiliates thereof. Cypress Associates L.P. is the general partner of Cypress Offshore Partners L.P. and Cypress Merchant Banking Partners L.P. The Cypress Group L.L.C. is the general partner of Cypress Associates L.P. The Cypress Group L.L.C. and Cypress Associates L.P. may be deemed to be the beneficial owners of the securities beneficially owned by Cypress Offshore Partners L.P. and Cypress Merchant Banking Partners L.P. only to the extent of their pecuniary interest therein. The Cypress Group L.L.C. and Cypress Associates L.P. disclaim any beneficial interests in excess of such amount. Certain executives of The Cypress Group L.L.C., including Mr. Michael Finley, may be deemed to share beneficial ownership of the shares shown as beneficially owned by Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. Each of such individuals disclaims beneficial ownership of such shares.

(2)
Mr. J. Taylor Crandall is the sole stockholder of Group 31, Inc. ("Group 31"), which is the general partner of Scotsman Partners, L.P., a related party to the Keystone Group, L.P. ("Scotsman Partners"). Group 31 and Mr. Crandall may be deemed to be the beneficial owner of the securities beneficially owned by Scotsman Partners to the extent of his or its pecuniary interest therein. Group 31 and Mr. Crandall disclaims any beneficial interests in excess of such amount. The address of Mr. Crandall and Group 31 is the same as Scotsman Partners. Mr. Crandall is a Managing Partner of Oak Hill Capital Management, Inc. and Oak Hill Capital Management II, LLC.

(3)
Lord, Abbett & Co. LLC is a limited liability company organized under the laws of Delaware. Such information and the number of shares listed in the table are based solely upon the Schedule 13G filed with the Commission on September 10, 2007.

(4)
Includes 4,856 shares that are beneficially owned by Odyssey Coinvestors, LLC, an affiliate of Odyssey Investment Partners, LLC (together, "Odyssey Investment Group"). The General Partner of Odyssey Investment Partners Fund, LP is Odyssey Capital Partners, LLC, a Delaware limited liability company (the "General Partner of Odyssey"), and the Managing Member of Odyssey Coinvestors, LLC is Odyssey Investment Partners, LLC, a Delaware limited liability company. Odyssey Capital Partners, LLC is the indirect beneficial owner of the securities beneficially owned by Odyssey Investment Partners Fund, LP. Odyssey Investment Partners, LLC is the indirect beneficial owner of the securities beneficially owned by Odyssey Coinvestors, LLC. Stephen Berger, William Hopkins and Brian Kwait are Managing Members of Odyssey Capital Partners, LLC and Odyssey Investment Partners, LLC, and, therefore, may each be deemed to share voting and investment power with respect to the shares and votes deemed to be owned by the General Partner of Odyssey and Odyssey Investment Partners, LLC. Each of Messrs. Berger, Hopkins and Kwait disclaims beneficial ownership of such shares.

(5)
TimesSquare Capital Management, LLC is a limited liability company organized under the laws of Delaware. Such information and the number of shares listed in the table are based solely upon the Schedule 13G filed with the Commission on February 9, 2007.

(6)
Based on information contained in a Schedule 13D filed with the SEC on July 27, 2007. Ristretto Group S.a.r.l., an entity organized under the laws of Luxembourg ("Parent") and its Affiliates described below may be deemed to beneficially own these shares of Williams Scotsman common stock as a result of its execution of the voting agreements with the voting shareholders as described on page 78 of this proxy statement. Due to their current or anticipated affiliation with Parent, the following entities and persons ("Affiliates") may also be deemed to beneficially own these shares: (i) Ristretto Holdings SCA ("Guarantor"), an entity organized under the laws of Luxembourg and the sole equity holder of Parent; (ii) Ristretto Managers S.a.r.l. ("Ristretto Managers"), an entity organized under the laws of Luxembourg and the manager of Guarantor; (iii) TDR Capital "A" L.P. ("TDR A"), TDR Capital "B" L.P. ("TDR B"), TDR Capital "C" L.P. ("TDR C"), TDR Capital Co-Investment L.P. ("TDR Co-Investment"), and TDR Capital General Partner L.P. ("TDR General Partner", together with TDR A, TDR B, TDR C, and TDR Co-Investment, the "TDR Funds"), which collectively own 71.9% of the equity interests in Guarantor and 72% of the equity interests in Ristretto Managers; (iv) TDR Capital LLP ("TDR"), a United Kingdom limited liability company and the manager of each of the TDR Funds; and (v) Stephen Robertson and Manjit Dale, the founding partners of TDR. Parent and its Affiliates are deemed to have shared voting and investment power over these shares of Williams Scotsman common stock. The address of each of Guarantor and Ristretto Managers is the same as the address of Parent. The address of each of the TDR Funds, TDR and Messrs. Robertson and Dale is One Stanhope Gate, London W1K 1AF. Neither the filing of this proxy statement nor any of its contents shall be deemed to constitute an admission by Parent and its Affiliates that they are the beneficial owners of any of the shares of Williams Scotsman common stock for any purpose and such beneficial ownership is expressly disclaimed.

(7)
Such person's address is c/o Scotsman Partners.

(8)
Such person's address is c/o Cypress Merchant Banking Partners L.P.

(9)
Includes 2,063 restricted stock units for all individuals except for Stephen A. Van Oss for which the number is 2,290 restricted stock units.

(10)
Such person's address is c/o the address of Williams Scotsman's principal executive offices.

(11)
Includes 567,618, 161,588, 105,150, 70,279, and 15,020 shares held as options by Messrs. Holthaus, Singer, Donegan, LeBuhn, and Ross, respectively.

DISSENTERS' APPRAISAL RIGHTS

        Under the DGCL, you have the right to demand appraisal in connection with the merger and to receive, in lieu of the merger consideration, payment in cash for the fair value of your Williams Scotsman common stock as determined by the Delaware Court of Chancery. Williams Scotsman stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. Williams Scotsman will require strict compliance with the statutory procedures.

        The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to demand and perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Appendix C to this proxy statement.

        Section 262 requires that stockholders be notified that appraisal rights will be available not less than 20 days before the special meeting to vote on the adoption of the merger agreement. A copy of Section 262 must be included with such notice. This proxy statement constitutes Williams Scotsman's notice to its stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Appendix C since failure to timely and properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under Delaware law.

        If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

  •
  You must deliver to Williams Scotsman a written demand for appraisal of your shares before the vote with respect to the merger agreement is taken at the special meeting. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption of the merger agreement. Voting against or failing to vote for the adoption of the merger agreement by itself does not constitute a demand for appraisal within the meaning of Section 262.

  •
  You must not vote in favor of the adoption of the merger agreement. A vote in favor of the adoption of the merger agreement, by proxy or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal.

  •
  You must continuously hold your shares through the effective time of the merger.

        If you fail to comply with any of these conditions and the merger is completed, you will be entitled to receive the cash payment for your shares of Williams Scotsman common stock as provided for in the merger agreement if you are the holder of record at the effective time of the merger, but you will have no appraisal rights with respect to your shares of Williams Scotsman common stock. A proxy card which is signed and does not contain voting instructions will, unless revoked, be voted FOR the adoption of the merger agreement and will constitute a waiver of your right of appraisal and will nullify any previous written demand for appraisal.

        All demands for appraisal should be addressed to the Corporate Secretary of Williams Scotsman at 8211 Town Center Drive, Baltimore, Maryland 21236, and should be executed by, or on behalf of, the record holder of the shares in respect of which appraisal is being demanded. The demand must reasonably inform Williams Scotsman of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares.

        To be effective, a demand for appraisal by a holder of Williams Scotsman common stock must be made by, or on behalf of, such record stockholder. The demand should set forth, fully and correctly, the record stockholder's name as it appears on his or her stock certificate(s). The demand must state that the person intends thereby to demand appraisal of the holder's shares in connection with the merger. Beneficial owners who do not also hold the shares of record may not directly make appraisal demands to Williams Scotsman. The beneficial holder must, in such cases, have the owner submit the required demand in respect of those shares. If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in that capacity; and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

        If you hold your shares of Williams Scotsman common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

        Within 10 days after the effective time of the merger, the surviving corporation must give written notice that the merger has become effective to each Williams Scotsman stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the merger agreement. At any time within 60 days after the effective time, any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the cash payment specified by the merger agreement for such stockholder's shares of Williams Scotsman common stock. Within 120 days after the effective time, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. The surviving corporation has no obligation and has no present intention to file such a petition in the event there are dissenting stockholders, and stockholders seeking to exercise appraisal rights should not assume that the surviving corporation will file such a petition or initiate any negotiations with respect to the fair value of such shares. Accordingly, Williams Scotsman's stockholders who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of shares of Williams Scotsman common stock within the time prescribed in Section 262. The failure of a stockholder to file such a petition within the period specified could nullify the stockholder's previously written demand for appraisal.

        If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Register in Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. Within 120 days after the effective time of the merger, any stockholder who has theretofore complied with the applicable provisions of Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares of common stock not voting in favor of the merger and with respect to which demands for appraisal were received by Williams Scotsman and the number of holders of such shares. Such statement must be mailed within 10 days after the written request thereof has been received by the surviving corporation.

        After notice to dissenting stockholders, the Chancery Court will conduct a hearing upon the petition, and determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Chancery Court may require the stockholders who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Chancery Court may dismiss the proceedings as to that stockholder.

        After determination of the stockholders entitled to appraisal of their shares of Williams Scotsman common stock, the Chancery Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. When the value is determined, the Chancery Court will direct the payment of such value, with interest thereon, if the Chancery Court so determines, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing those shares.

        In determining fair value and, if applicable, a fair rate of interest, the Chancery Court is required to take into account all relevant factors. You should be aware that the fair value of your shares as determined under Section 262 could be more than, the same as or less than the value that you are entitled to receive under the terms of the merger agreement. You should also be aware that investment banking opinions as to the fairness from a financial point of view of the consideration payable in a merger are not opinions as to fair value under Section 262.

        Costs (which do not include attorneys' fees or the fees or expenses of experts) of the appraisal proceeding may be imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Chancery Court as the Chancery Court deems equitable in the circumstances. Upon the application of a stockholder, the Chancery Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective time, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the effective time; however, if no petition for appraisal is filed within 120 days after the effective time of the merger, or if the stockholder delivers a written withdrawal of such stockholder's demand for appraisal and an acceptance of the terms of the merger within 60 days after the effective time of the merger or thereafter with the written approval of the surviving corporation, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the cash payment for shares of his, her or its Williams Scotsman common stock pursuant to the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective time of the merger may only be made with the written approval of the surviving corporation. Once a petition for appraisal has been filed, the appraisal proceeding may not be dismissed as to any stockholder without the approval of the Chancery Court and such approval may be conditioned upon such terms as the Chancery Court deems just.

        Failure to comply with all of the procedures set forth in Section 262 will result in the loss of a stockholder's statutory appraisal rights. In view of the complexity of Section 262, Williams Scotsman's stockholders who may wish to dissent from the merger and pursue appraisal rights should consider consulting their legal advisors.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

        If the merger is completed, we will not hold a 2008 annual meeting of stockholders. If the merger is not completed, you will continue to be entitled to attend and participate in our stockholder meetings and we will hold a 2008 annual meeting of stockholders. If the merger is not completed and Williams Scotsman holds a 2008 annual meeting of stockholders, Williams Scotsman's management will have discretionary authority to vote on any matter of which Williams Scotsman does not receive notice pursuant to Rule 14a-4(c)(1) promulgated under the Exchange Act, with respect to proxies submitted to such 2008 annual meeting of stockholders. Pursuant to Rule 14a-8(e) of the Exchange Act, to be included in the board of directors' solicitation of proxies relating to such 2008 annual meeting, a stockholder proposal must have been received by the Corporate Secretary of Williams Scotsman at 8211 Town Center Drive, Baltimore, Maryland 21236, on or before December 7, 2007. Stockholders intending to present a proposal at our 2008 annual meeting must comply with the requirements and provide the information set forth in our by-laws. Under Williams Scotsman's by-laws, a stockholder must deliver written notice of a proposal and any required information to our Corporate Secretary not less than 90 days and no more than 120 days before the first anniversary date of the preceding year's annual meeting, provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the preceding year's annual meeting, notice by the stockholder must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or 10 days following the day on which public announcement of the date of such annual meeting is first made. If any stockholder proposal is received untimely, we will not be required to present it at the 2008 annual meeting.

OTHER MATTERS

Other Business at the Special Meeting

        Management and Williams Scotsman's board of directors are not aware of any matters to be presented for action at the special meeting other than those set forth in this proxy statement. However, should any other matter properly come before the special meeting, or any adjournment or postponement thereof, the enclosed proxy confers upon the persons entitled to vote the shares represented by such proxy, discretionary authority to vote the same in respect of any such other matter in accordance with the recommendations of Williams Scotsman's board of directors.

Multiple Stockholders Sharing One Address

        In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement will be delivered to two or more stockholders who share an address, unless Williams Scotsman has received contrary instructions from one or more of the stockholders. Williams Scotsman will deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement, and requests that in the future separate proxy statements be sent to stockholders who share an address, should be directed to the Corporate Secretary of Williams Scotsman at Williams Scotsman International, Inc., 8211 Town Center Drive, Baltimore, Maryland 21236, telephone: (410) 931-6000. In addition, stockholders who share a single address but receive multiple copies of the proxy statement may request that in the future they receive a single copy by contacting Williams Scotsman at the address and phone number set forth in the prior sentence.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        Williams Scotsman files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file with the SEC at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

        Williams Scotsman's public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov and Williams Scotsman's investor relations website at http://ir.willscot.com/phoenix.zhtml?c=190156&p=irol-sec.

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, by written or telephonic request directed to Williams Scotsman to John B. Ross, the Corporate Secretary of Williams Scotsman at 8211 Town Center Drive, Baltimore, Maryland 21236, telephone: (410) 931-6000 or to our proxy solicitor, Innisfree M&A Incorporated, telephone: (888) 750-5834. If you would like to request documents, please do so by October 22, 2007, in order to receive them before the special meeting.

        This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction. You should rely only on the information contained in this proxy statement to vote your shares at the special meeting. No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated September 28, 2007. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

APPENDIX A

AGREEMENT AND PLAN OF MERGER
BY AND AMONG
RISTRETTO GROUP S.A.R.L.,
RISTRETTO ACQUISITION CORP.,
RISTRETTO HOLDINGS SCA, as Guarantor,
AND
WILLIAMS SCOTSMAN INTERNATIONAL, INC.
July 18, 2007

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this "Agreement") is made and entered into as of this 18th day of July, 2007 by and among Williams Scotsman International, Inc., a Delaware corporation (the "Company"), Ristretto Group S.a.r.l., a Luxembourg company ("Parent"), Ristretto Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub") and Ristretto Holdings SCA, a Luxembourg company, as guarantor solely for the purpose and to the extent set forth in Section 9.14 (the "Guarantor").

RECITALS

A.    The parties intend that Merger Sub be merged with and into the Company (the "Merger"), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the "Surviving Corporation").

B.    The Board of Directors of the Company has unanimously (i) determined that the Merger and this Agreement are fair to and in the best interests of the Company and its stockholders, (ii) approved and declared the advisability of this Agreement and (iii) resolved to recommend that the Company stockholders adopt this Agreement.

C.    The Board of Directors of Merger Sub has unanimously approved and has declared it advisable for Merger Sub to enter into this Agreement. The Board of Directors of Parent has approved, and Parent, as the sole stockholder of Merger Sub, will approve, this Agreement and has approved the Merger and the transactions contemplated hereby.

D.    Concurrently with the execution and delivery of this Agreement, certain stockholders of the Company have each entered into a voting agreement for the benefit of the Parent (the "Voting Agreements") pursuant to which such holders have agreed, subject to the terms thereof, among other things, to vote, or cause their shares of Common Stock to be voted, to adopt this Agreement and approve any other matter which requires their vote in connection with the transactions contemplated by this Agreement.

E.    The Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe certain conditions to the Merger, as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

        Section 1.1    DEFINITIONS.    For purposes of this Agreement, the following terms have the respective meanings set forth below:

"Acceptable Confidentiality Agreement" has the meaning set forth in Section 6.5(f)(i).

"Adverse Recommendation Change" has the meaning set forth in Section 6.5(d).

"Affiliate" means, with respect to any Person, any other Person, directly or indirectly, controlling, controlled by, or under common control with, such Person. For purposes of this definition, the term "control" (including the correlative terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" has the meaning set forth in the preamble to this Agreement.

"Balance Sheet" means the audited consolidated balance sheet of the Company as of December 31, 2006 (and the notes thereto) set forth in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2006.

"Balance Sheet Date" means December 31, 2006.

"Business Day" means any day other than the days on which banks in the City of New York or the City of London, England are required or authorized to close.

"Cashout Payment" has the meaning set forth in Section 2.4(b).

"Cashout Payment Date" means the earlier of (x) the first anniversary of the Effective Time, or (y) the date of the Option Holder's termination of employment; provided that, if the Option Holder's employment is terminated by the Company for "Cause" (as defined in the Company 2005 Plan) or the Option Holder terminates his or her employment without "Good Reason," in either case prior to the first anniversary of the Effective Time, the Option Holder's right to receive the Cashout Payment shall be automatically forfeited.

"Certificate of Merger" has the meaning set forth in Section 2.1(b).

"Closing" has the meaning set forth in Section 2.1(d).

"Closing Date" has the meaning set forth in Section 2.1(d).

"Code" means the Internal Revenue Code of 1986, as amended.

"Commitment Letters" has the meaning set forth in Section 5.7(a).

"Common Stock" means the common stock of the Company, par value $0.01 per share.

"Company" has the meaning set forth in the preamble to this Agreement.

"Company Acquisition Agreement" has the meaning set forth in Section 6.5(d).

"Company Acquisition Proposal" has the meaning set forth in Section 6.5(f)(ii).

"Company Award Plans" means the Williams Scotsman International, Inc. 1994 Employee Stock Option Plan, the Williams Scotsman International, Inc. 1997 Employee Stock Option Plan, the Williams Scotsman International, Inc. 2003 Employee Stock Option Plan, and the Company 2005 Plan.

"Company Employees" has the meaning set forth in Section 6.14(a).

"Company Financial Advisor" has the meaning set forth in Section 4.2(d).

"Company Intellectual Property" has the meaning set forth in Section 4.18.

"Company IP Agreements" means (a) licenses of Intellectual Property by the Company or any of its Subsidiaries to any third party, (b) licenses of Intellectual Property by any third party to the Company or any of its Subsidiaries, and (c) agreements between the Company or any Subsidiary of the Company and any third party relating to the development, distribution, exploitation or use of Intellectual Property, the development or transmission of data, or the use, modification, framing, linking, advertisement, or other practices with respect to internet web sites.

"Company Options" means all outstanding options to acquire shares of Common Stock granted under the Company Award Plans.

"Company Proxy Statement" has the meaning set forth in Section 4.8.

"Company Restricted Shares" means all restricted shares of Common Stock issued, granted or transferred to participants under the Company's 2005 Plan, subject to forfeiture and other restrictions as described in that plan.

"Company SEC Reports" has the meaning set forth in Section 4.7(a).

"Company Securities" has the meaning set forth in Section 4.5(b).

"Company Stockholder Meeting" has the meaning set forth in Section 6.2(a).

"Company 2005 Plan" means the Williams Scotsman International, Inc. 2005 Omnibus Award Plan.

"Confidentiality Agreement" means, collectively, the Confidentiality Agreement dated May 17, 2007 between the Company and TDR Capital LLP.

"Contracts" has the meaning set forth in Section 4.17(a).

"Controlled Group Liability" means any and all liabilities (i) under Title IV of ERISA, (ii) under Section 302 of ERISA, (iii) under Sections 412 and 4971 of the Code, or (iv) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code.

"Costs" has the meaning set forth in Section 6.7.

"Current Company SEC Reports" means the Company's annual report on Form 10-K for the fiscal year ended December 31, 2006, the Company's Definitive Proxy for the 2007 Annual Meeting of Company stockholders and the Company's quarterly reports on Form 10-Q for the fiscal quarter ended March 31, 2007.

"Debt Commitment Letters" has the meaning set forth in Section 5.7(a).

"DGCL" means the Delaware General Corporation Law, as amended.

"Disbursing Agent" has the meaning set forth in Section 2.3(a).

"Disclosure Letter" has the meaning set forth in the preamble to Article IV.

"Dissenting Shares" has the meaning set forth in Section 2.2(d).

"DOL" means the United States Department of Labor.

"Effective Time" has the meaning set forth in Section 2.1(b).

"Employee Benefit Plan" has the meaning set forth in Section 3(3) of ERISA.

"Employee Plan" has the meaning set forth in Section 4.12(a).

"Employment Agreement" means a contract, offer letter or agreement of the Company or any of its Subsidiaries with or addressed to any individual who is rendering or has rendered services thereto as an employee or officer pursuant to which the Company or any of its Subsidiaries has any liability or obligation to provide compensation and/or benefits in consideration for past, present or future services.

"Environmental Action" means any complaint, summons, citation, order, claim, litigation, judicial or administrative proceeding, judgment or other written notice from any Governmental Authority or any third party alleging violations of Environmental Laws by the Company or any of its Subsidiaries or releases, discharges, or leaks of Hazardous Materials in, on, or migrating to or from any real property owned, leased or controlled by the Company or any of its Subsidiaries.

"Environmental Laws" means any applicable foreign, federal, state, or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy or rule of common law, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding and in effect at the Closing Date, relating to the environment, public and/or employee health and safety, or Hazardous Substances, including the Comprehensive Environmental Response Compensation and Liability Act, 42 USC §9601 et seq.; the Resource Conservation and Recovery Act, 42 USC §6901 et seq.; the Federal Water Pollution Control Act, 33 USC §1251 et seq.; the Toxic Substances Control Act, 15 USC §2601 et seq.; the Clean Air Act, 42 USC §7401 et seq.; the Safe Drinking Water Act, 42 USC §3803 et seq.; the Oil Pollution Act of 1990, 33 USC §2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 USC §1101 et seq.; the Hazardous Material Transportation Act, 49 USC §1801 et seq.; and the Occupational Safety and Health Act, 29 USC §651 et seq.; any state or local counterparts or equivalents, in each case, as amended from time to time on or prior to the Closing Date.

"Environmental Liabilities" means all liabilities, monetary obligations, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any Environmental Action, or Remedial Action required by any Governmental Authority or any third party.

"Equity Commitment Letter" has the meaning set forth in Section 5.7(a)

"ERISA Affiliate" means any entity, trade or business (whether or not incorporated) that is a member of a controlled group including the Company or that is under common control with the Company within the meaning of Section 414 of the Code or Section 4001a(14) or 4001(b)(1) of ERISA.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"ESPP" means the Company 2005 Employee Stock Purchase Plan.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Excluded Party" means any Person or group of related Persons from whom the Company has received, after the date hereof and prior to the Exclusivity Period Start Date, a written indication of interest that the Board of Directors of the Company believes in good faith is bona fide and could reasonably be expected to result in a Superior Proposal.

"Exclusivity Period Start Date" has the meaning set forth in Section 6.5(a).

"FCPA" means the Foreign Corrupt Practices Act of 1977 and applicable regulations, as amended.

"Financing" has the meaning set forth in Section 6.4(a).

"GAAP" means United States generally accepted accounting principles.

"Governmental Authority" means any agency, public or regulatory authority, instrumentality, department, commission, court, arbitrator, ministry, tribunal or board of any nation or government or political subdivision thereof, whether foreign or domestic and whether national, supranational, federal, tribal, provincial, state, regional, local or municipal.

"Guarantor" has the meaning set forth in the preamble to this Agreement.

"Hazardous Substances" means (a) substances that are defined or listed in, or otherwise classified pursuant to any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," "pollutants," "contaminants," "wastes", or any other similar term intended to define, list, or classify a substance by reason of such substance's ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, "EP toxicity" or adverse affect on human health or the environment, (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, (d) asbestos in any form, (e) polychlorinated biphenyls, (f) mold, mycotoxins or microbial matter (naturally occurring or otherwise) and (g) infectious waste.

"HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

"Indemnified Parties" has the meaning set forth in Section 6.7.

"Insurance Policies" has the meaning set forth in Section 4.20.

"Intellectual Property" has the meaning set forth in Section 4.18.

"IRS" means the United States Internal Revenue Service.

"Knowledge" of any Person that is not an individual means, with respect to any specific matter (a) in the case of Parent and Merger Sub, the actual knowledge, after reasonable inquiry, of their respective executive officers and Messrs. Jonathan Rosen and Blair Thompson, and (b) in the case of the Company and its Subsidiaries, the actual knowledge of those individuals listed on Section 1.1 of the Disclosure Letter.

"Law" means applicable domestic and foreign statutes, common laws, rules, ordinances, regulations, codes, licensing requirements, orders, judgments, decisions, injunctions, writs, decrees, licenses, stipulations, determinations, awards, other requirements, governmental guidelines or interpretations having the force of law, permits, rulings and bylaws, in each case, of a Governmental Authority.

"Leases" has the meaning set forth in Section 4.19(b).

"Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

"Marketing Period" shall mean the first period of 20 consecutive Business Days after the date hereof throughout which (a) Parent shall have the Required Financial Information that the Company is required to provide to Parent pursuant to Section 6.4(d), and (b) nothing has occurred and no condition exists that would cause any of the conditions set forth in Section 7.1 and Section 7.2 to fail to be satisfied assuming the Closing were to be scheduled for any time during such 20 consecutive Business Day period; provided that if the financial statements included in the Required Financial Information that is available to Parent on the first day of such 20 Business Day period would not be sufficiently current on any day during such 20 Business Day Period to permit (i) a registration statement using such financial statements to be declared effective by the SEC on the last day of such 20 Business Day period, or (ii) the Company's independent accounting firm to issue a customary comfort letter to Parent (in accordance with its normal practices and procedures) on the last day of the 20 Business Day period, then a new 20 Business Day period shall commence upon Parent receiving updated Required Financial Information that would be sufficiently current to permit the actions described in clauses (i) and (ii) above on the last day of such 20 Business Day Period; provided  further, that the Marketing Period shall not be deemed to have commenced if, prior to the completion of the Marketing Period, any applicable auditor shall have withdrawn its audit opinion with respect to any financial statements contained in the Company SEC Reports or indicated that such opinion could not be relied upon.

"Material Adverse Effect on the Company" means (a) any fact, change, circumstance, event, effect or occurrence that, individually or in the aggregate with all other facts, changes, circumstances, events, effects or occurrences, has had or would reasonably be expected to have a materially adverse effect on or with respect to the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; or (b) that would prevent or materially delay or materially impair the ability of the Company to consummate the Merger or the other transactions contemplated hereby, other than in the case of the foregoing clause (a); provided, however, that it shall not include any fact, change, circumstance, event, effect or occurrence (i) generally affecting the economy or financial markets in the United States or the United Kingdom, including as a result of changes in geopolitical conditions, (ii) resulting from the announcement of this Agreement and the transactions contemplated hereby, including any lawsuit relating thereto alleging breach of fiduciary duty or violation of other applicable Law relating to this Agreement or any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any customers, suppliers, distributors, partners or employees of the Company and its Subsidiaries due to the announcement and performance of this Agreement or the identity of the parties to this Agreement, or the performance of this Agreement and the transactions contemplated hereby, including compliance with the covenants set forth herein, (iii) resulting from any actions expressly required under this Agreement to obtain any approval or authorization under applicable antitrust or competition laws for the consummation of the Merger, (iv) resulting from changes in any applicable Laws or regulations or applicable accounting regulations or principles or interpretations thereof, (v) resulting from any outbreak or escalation of hostilities or war or any act of terrorism, (vi) resulting from general changes or developments in the industries in which the Company and its Subsidiaries operate which does not have a materially disproportionate effect on the Company and its Subsidiaries, taken as a whole, or (vii) resulting from any failure by the Company to meet any published analyst estimates or expectations of the Company's revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (it being understood that the facts or occurrences giving rise or contributing to any such failure that are not otherwise excluded from the definition of a "Material Adverse Effect on the Company" may be taken into account in determining whether there has been a Material Adverse Effect on the Company).

"Material Contracts" has the meaning set forth in Section 4.17(a).

"Material Employment Agreement" means an Employment Agreement pursuant to which the Company or any of its Subsidiaries has or would reasonably be expected to have any obligation to provide compensation and/or benefits (including without limitation severance pay or benefits or payments related to a change in control of the Company) in an amount or having a value in excess of $250,000 per year or $500,000 in the aggregate.

"Merger" has the meaning set forth in the Recitals.

"Merger Consideration" has the meaning set forth in Section 2.2(c).

"Merger Shares" has the meaning set forth in Section 2.2(c).

"Merger Sub" has the meaning set forth in the preamble to this Agreement.

"Merger Sub Common Shares" means the common stock of Merger Sub, par value $0.01 per share.

"New Plans" has the meaning set forth in Section 6.14(a).

"Old Plans" has the meaning set forth in Section 6.14(a).

"Option Holder" has the meaning set forth in Section 2.4(a).

"Other Antitrust Laws" means the following Laws enacted by Governmental Authorities relating to antitrust matters or regulating competition, other than the HSR Act: Law 16/1989 on the Defense of Competition of July 17, 1989 of the Republic of Spain.

"Outside Date" means December 31, 2007.

"Owned Real Property" has the meaning set forth in Section 4.19(c).

"Parent" has the meaning set forth in the preamble to this Agreement.

"Parent Expenses" has the meaning set forth in Section 8.2.

"Permits" means any licenses, franchises, permits, certificates, consents, approvals or other similar authorizations of, from or by a Governmental Authority possessed by or granted to or necessary for the ownership of the material assets or conduct of the business of, the Company or its Subsidiaries.

"Permitted Alternative Agreement" has the meaning set forth in Section 8.1(e).

"Permitted Liens" means (i) liens for taxes not yet due and payable or that are being contested in good faith and by appropriate proceedings; (ii) mechanics', materialmen's or other liens or security interests that secure a liquidated amount that are being contested in good faith and by appropriate proceedings; or (iii) any other liens, encumbrances, security interests, easements, rights-of-way, encroachments, restrictions, conditions and other encumbrances that do not secure a liquidated amount, that have been incurred or suffered in the ordinary course of business and that would not, individually or in the aggregate, have a material adverse effect on the Company or any of its Subsidiaries.

"Person" means any individual, corporation, limited liability company, partnership, joint venture, association, trust, firm or any other entity or organization, including any government or political subdivision or any agency or instrumentality thereof.

"Pre-Exclusivity Termination Fee" has the meaning set forth in Section 8.2.

"Preferred Stock" has the meaning set forth in Section 4.5(a).

"Proceeding" has the meaning set forth in Section 6.7.

"Recommendation" has the meaning set forth in Section 6.2(b).

"Related Party Transaction" has the meaning set forth in Section 4.17(e).

"Remedial Action" means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, or (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities.

"Representatives" means the officers, directors, employees, agents, advisors, investment bankers, Affiliates and other representatives of a Person.

"Required Contractual Consents" has the meaning set forth in Section 4.4.

"Required Financial Information" has the meaning set forth in Section 6.4(d).

"Required Governmental Approvals" has the meaning set forth in Section 4.3.

"Requisite Stockholder Vote" has the meaning set forth in Section 4.2(a).

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Solvent" means, as to any Person at any date of determination, (i) its financial condition is such that its property, at fair valuation, is greater than all the sum of its debts, as such financial condition is determined in accordance with and for purposes of Section 101(32)(A) of the United States Bankruptcy Code (11 U.S.C. §101, et seq.), (ii) it is able to realize upon its assets and property and pay its debts and liabilities as they mature in the normal course of its business, (iii) it does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay such debts and liabilities as they mature, and (iv) it is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which its assets and property would constitute unreasonably small capital. The amount of debts and liabilities at any time shall be computed as the aggregate amount thereof, in light of all the facts and circumstances existing at the time, that can reasonably be expected to become actual or matured.

"Subsidiary" of any Person means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect at least a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

"Superior Proposal" has the meaning set forth in Section 6.5(f)(iii).

"Surviving Corporation" has the meaning set forth in the Recitals.

"Tax" means (i) all federal, state, local, foreign and other taxes (including withholding taxes), fees and other governmental charges of any kind or nature whatsoever, together with any interest and any penalties, additions or additional amounts with respect thereto, (ii) any liability for payment of amounts described in clause (i) whether as a result of transferee liability, joint and several liability for being a member of an affiliated, consolidated, combined, unitary or other group for any period, or otherwise by operation of law, and (iii) any liability for the payment of amounts described in clause (i) or (ii) as a result of any tax sharing or tax allocation agreement or any other express or implied agreement to pay or indemnify any other Person.

"Tax Return" means any return, declaration, report, statement, information statement or other document filed or required to be filed with respect to Taxes, including any claims for refunds of Taxes and any amendments or supplements of any of the foregoing.

"Termination Fee" has the meaning set forth in Section 8.2.

"Third Party" means any Person (which includes a "person" as such term is defined in Section 13(d)(3) of the Exchange Act) other than Parent, Merger Sub or any of their respective Affiliates.

"Triggering Event" shall be deemed to have occurred if: (i) the Board of Directors of the Company shall have failed to recommend that the Company stockholders vote to adopt this Agreement or shall have made an Adverse Recommendation Change or publicly proposed an Adverse Recommendation Change; (ii) the Company shall have failed to include in the Proxy Statement the Recommendation; (iii) the Company shall have breached a material obligation under Section 6.2 (other than those specified under Section 6.2(c)) or Section 6.5, (iv) the Company Board shall have approved or recommended to the Company's stockholders any Company Acquisition Proposal; (v) the Company shall have executed any Company Acquisition Agreement; or (vi) a tender or exchange offer relating to the Company Securities shall have been commenced (other than by Parent or an Affiliate of Parent) and the Company shall not have sent to its security holders, within ten Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Company recommends rejection of such tender or exchange offer.

"Unit" means a modular space unit, storage product or other personal property of the type either leased or sold by the Company or any of its Subsidiaries in the ordinary course of business.

"Voting Agreement" has the meaning set forth in the Recitals.

"WARN" has the meaning set forth in Section 4.13(b).

        Section 1.2    TERMS GENERALLY.    The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation," unless the context expressly provides otherwise. All references herein to Sections, paragraphs, subparagraphs, clauses,

Exhibits or Schedules shall be deemed references to Sections, paragraphs, subparagraphs or clauses of, or Exhibits or Schedules to, this Agreement, unless the context requires otherwise. Unless otherwise expressly defined, terms defined in this Agreement have the same meanings when used in any Exhibit or Schedule hereto, including the Disclosure Letter. Unless otherwise specified, the words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Agreement as a whole (including the Schedules and Exhibits) and not to any particular provision of this Agreement.

ARTICLE II
THE MERGER

        Section 2.1    THE MERGER.

        (a)   At the Effective Time, in accordance with the DGCL, and upon the terms and subject to the conditions set forth in this Agreement, Merger Sub shall be merged with and into the Company, at which time the separate existence of Merger Sub shall cease and the Company shall survive the Merger as the Surviving Corporation and a wholly owned subsidiary of Parent.

        (b)   As soon as reasonably practicable after the satisfaction or valid waiver of all conditions to the Merger, the Company and Merger Sub will file a certificate of merger (the "Certificate of Merger") meeting the requirements of the DGCL with the Secretary of State of the State of Delaware. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such later time as the Company and Merger Sub may agree and specify in the Certificate of Merger (such time as the Merger becomes effective, the "Effective Time").

        (c)   The Merger shall have the effects set forth in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses and authority of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Corporation.

        (d)   The closing of the Merger (the "Closing") shall take place (i) at the offices of Paul, Hastings, Janofsky & Walker LLP located at 75 East 55th Street, New York, New York, as soon as reasonably practicable (but in any event, no later than the second Business Day) after the day on which the last condition to the Merger set forth in Article VII is satisfied or validly waived (other than those conditions that by their nature cannot be satisfied until the Closing Date, but subject to the satisfaction or valid waiver of such conditions) or (ii) at such other place and time or on such other date as the Company and Merger Sub may agree in writing (the actual date of the Closing, the "Closing Date"); provided, however, that if the Marketing Period has not ended at the time of the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their nature cannot be satisfied until the Closing Date, but subject to the satisfaction or valid waiver of such conditions), the Closing shall occur on the date following the satisfaction or waiver of such conditions that is the earliest to occur of (a) a date during the Marketing Period to be specified by Parent on no less than three Business Days' notice to the Company, (b) the final day of the Marketing Period, or (c) the Outside Date.

        Section 2.2    CONVERSION OF SECURITIES.    At the Effective Time, pursuant to this Agreement and by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or any of the holders of Common Stock:

        (a)   Each share of Common Stock held by the Company as treasury stock or that is owned, directly or indirectly, by Parent, Merger Sub or any Company Subsidiary immediately prior to the Effective Time, if any, shall be canceled and shall cease to exist, and no consideration shall be paid in exchange therefor.

        (b)   Each Merger Sub Common Share issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

        (c)   Each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock to be canceled pursuant to Section 2.2(a) and Dissenting Shares (as hereinafter defined)), automatically, by virtue of the Merger and without any action on the part of the holder thereof, shall be canceled and converted into the right to receive $28.25 in cash, without interest (the "Merger Consideration"), payable to the holder thereof upon surrender of the stock certificate formerly representing such share of Common Stock in the manner provided in Section 2.3 less any withholding taxes deductible under Section 2.3(i). Such shares of Common Stock, other than those canceled pursuant to Section 2.2(a), sometimes are referred to herein as the "Merger Shares."

        (d)   Notwithstanding any provision of this Agreement to the contrary, if required by the DGCL but only to the extent required thereby, shares of Common Stock that are issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock to be canceled pursuant to Section 2.2(a)) and that are held by holders of such shares of Common Stock who have not voted in favor of the adoption of this Agreement or consented thereto in writing and who have properly exercised appraisal rights with respect thereto in accordance with, and who have complied with, Section 262 of the DGCL (the "Dissenting Shares") shall not be converted into or represent the right to receive the Merger Consideration, and holders of such Dissenting Shares shall be entitled to receive payment of the appraised value of such Dissenting Shares in accordance with the provisions of such Section 262 unless and until any such holder fails to perfect or effectively withdraws or loses its rights to appraisal and payment under the DGCL. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses such right, such Dissenting Shares shall be converted or deemed to have been converted, as the case may be, into the right to receive the Merger Consideration in the manner provided in Section 2.2(c). At the Effective Time, any holder of Dissenting Shares shall cease to have any rights with respect thereto, except the rights provided in Section 262 of the DGCL and as provided in the previous sentence. The Company shall give Parent (i) prompt notice of any demands for appraisal, withdrawals (or attempted withdrawals) of demands for appraisal and any other instruments served pursuant to Section 262 of the DGCL and received by the Company and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to such notices and demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

        (e)   If between the date of this Agreement and the Effective Time the number of outstanding shares of Common Stock is changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split-up, combination, exchange of shares or the like, other than pursuant to the Merger, the amount of Merger Consideration payable per share of Common Stock shall be correspondingly adjusted.

        (f)    All vested or unvested Company Restricted Shares outstanding immediately prior to the Effective Time shall, by virtue of this Agreement and, without further action of the Company, Parent, Merger Sub or the holder of such Company Restricted Shares, vest and become free of all restrictions immediately prior to the Effective Time and shall be canceled, retired and shall cease to exist and shall be converted into the right to receive the Merger Consideration.

        (g)   The Company Options shall be treated as provided in Section 2.4.

        Section 2.3    PAYMENT OF CASH FOR MERGER SHARES.

        (a)   Prior to the Closing Date, Parent shall designate a bank or trust company, reasonably satisfactory to the Company, to serve as the disbursing agent for the Merger Consideration and payments in respect of the Company Options, unless another agent is designated as provided in Section 2.4(a) (the "Disbursing Agent"). At or prior to the Closing, Parent will cause to be deposited with the Disbursing Agent cash in the aggregate amount sufficient to pay the Merger Consideration in respect of all Merger Shares outstanding immediately prior to the Effective Time plus any cash necessary to pay for Company Options pursuant to Section 2.4. Pending distribution of the cash deposited with the Disbursing Agent, such cash shall be held in trust for the benefit of the holders of Merger Shares and such Company Options and shall not be used for any other purposes; provided, however, that Parent may direct the Disbursing Agent to invest such cash in obligations of or guaranteed by the United States of America, as long as (i) no such investments have maturities that could prevent or delay payments to be made pursuant to Section 2.3(b) and all such investments are backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, and (ii) no such investment or losses thereon shall affect the Merger Consideration payable to the holders of the shares of the Common Stock and following any losses Parent shall promptly provide additional funds to the Disbursing Agent for the benefit of stockholders of the Company in the amount of any such losses.

        (b)   As promptly as practicable after the Effective Time (but no later than five Business Days after the Effective Time), the Surviving Corporation shall send, or cause the Disbursing Agent to send, to each record holder of Merger Shares as of immediately prior to the Effective Time (other than shares of Common Stock to be canceled pursuant to Section 2.2(a)) a letter of transmittal and instructions for exchanging their Merger Shares for the Merger Consideration payable therefor. The letter of transmittal will be in customary form and will specify that delivery of Merger Shares will be effected, and risk of loss and title will pass, only upon delivery of the stock certificates representing the Merger Shares to the Disbursing Agent. Upon surrender of such stock certificate or certificates to the Disbursing Agent together with a properly completed and duly executed letter of transmittal and any other documentation that the Disbursing Agent may reasonably require, the record holder thereof shall be entitled to receive the Merger Consideration payable in exchange therefor, less any withholding Taxes deductible under Section 2.3(i). Until so surrendered and exchanged, each such certificate shall, after the Effective Time, be deemed to represent only the right to receive the Merger Consideration, and until such surrender and exchange, no cash shall be paid to the holder of such certificate in respect thereof.

        (c)   If payment is to be made to a Person other than the registered holder of the Merger Shares represented by the certificate or certificates surrendered in exchange therefor, it shall be a condition to such payment that the certificate or certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such payment shall pay to the Disbursing Agent any applicable stock transfer taxes required as a result of such payment to a Person other than the registered holder of such Merger Shares or establish to the satisfaction of the Disbursing Agent that such stock transfer taxes have been paid or are not payable.

        (d)   After the Effective Time, there shall be no further transfers on the stock transfer books of the Surviving Corporation of the shares of Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates representing Merger Shares are presented to the Surviving Corporation, such shares shall be canceled and exchanged for the consideration provided for, and in accordance with the procedures set forth, in this Article II.

        (e)   If any cash deposited with the Disbursing Agent remains unclaimed nine months after the Effective Time, such cash shall be returned to the Surviving Corporation upon demand, and any holder who has not surrendered Merger Share certificates for the Merger Consideration prior to that time shall thereafter look only to the Surviving Corporation for payment of the Merger Consideration. Notwithstanding anything herein to the contrary, none of the Company, Parent, Merger Sub, the

Surviving Corporation, the Disbursing Agent or any other Person shall be liable to any holder of Merger Shares for an amount paid to a public official pursuant to any applicable unclaimed property laws. Any amounts remaining unclaimed by holders of Merger Shares as of a date immediately prior to such time that such amounts would otherwise escheat to or become property of any Governmental Authority shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation on such date, free and clear of any claims or interest of any Person previously entitled thereto.

        (f)    No dividends or other distributions with respect to capital stock of the Surviving Corporation with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate for shares of Common Stock.

        (g)   From and after the Effective Time, any holder of shares of Common Stock (other than Dissenting Shares) outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Common Stock, other than the right to receive the Merger Consideration as provided in this Agreement.

        (h)   In the event that any Merger Share certificate has been lost, stolen or destroyed, upon the making of an affidavit (in form and substance reasonably satisfactory to the Surviving Corporation) of that fact by the Person claiming such Merger Share certificate to be lost, stolen or destroyed, in addition to the posting by such holder of any bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against the Surviving Corporation with respect to such Merger Share certificate, the Disbursing Agent will issue and deliver in exchange for such lost, stolen or destroyed Merger Share certificate the proper amount of the Merger Consideration.

        (i)    Parent, Surviving Corporation and the Disbursing Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable hereunder any amounts required to be deducted and withheld under any applicable Tax Law. To the extent any amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder from whose Merger Consideration the amounts were so deducted and withheld.

        Section 2.4    TREATMENT OF OPTIONS.

        (a)   As of the Effective Time, each Company Option other than the Company Options described in Section 2.4(b), to the extent outstanding and unexercised will be canceled and extinguished, and the holder thereof (each, an "Option Holder") will be entitled to receive in consideration of the cancellation and as settlement of all rights of such Option Holder with respect to such Company Option, an amount in cash equal to the excess (if any) of (A) the product of (i) the number of shares of Common Stock subject to such Company Option and (ii) the Merger Consideration over (B) the aggregate exercise price of such Company Option, without interest and less any amounts required to be deducted and withheld under any applicable Law. All payments with respect to canceled Company Options shall be made by the Disbursing Agent (or such other agent reasonably acceptable to the Company as Parent shall designate prior to the Effective Time) as promptly as reasonably practicable after the Effective Time from funds deposited by or at the direction of Parent to pay such amounts in accordance with Section 2.3(a) but in no event later than five Business Days after the Effective Time.

        (b)   As of the Effective Time, each Company Option granted on July 5, 2007, to the extent outstanding and unexercised will be canceled and converted into the right to receive in consideration of the cancellation and settlement of all rights of the Option Holder with respect to such Company Option, a cash payment on the Cashout Payment Date in an amount equal to the excess (if any) of (A) the product of (i) the number of shares of Common Stock subject to such Company Option and (ii) the Merger Consideration over (B) the aggregate exercise price of such Company Option, without interest and less any amounts required to be deducted and withheld under any applicable Law (the "Cashout Payment").

        (c)   Prior to the Effective Time, the Company and Parent (or their respective boards of directors or applicable committees thereof) will adopt such resolutions and take such other action as may be reasonably required to effectuate the actions contemplated by this Section 2.4, without paying any consideration or incurring any debts or obligations on behalf of the Company or the Surviving Corporation.

        (d)   Parent and the Surviving Corporation shall be entitled to deduct and withhold from any amounts to be paid hereunder in respect of Company Options or Company Restricted Shares any amounts required to be deducted and withheld under any applicable Tax Law. To the extent any amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the Option Holder or the holder of such Company Restricted Share from whose payments in respect of Company Options or Company Restricted Shares the amounts were so deducted and withheld.

        Section 2.5    ESPP.    Prior to the Effective Time, the Company shall take all actions that may be necessary to shorten the offer period of the ESPP then in progress by setting a new exercise date under the ESPP which shall be the day before the date on which the Effective Time occurs. Upon the occurrence of such new exercise date, each option to purchase shares of Common Stock granted under the ESPP will be automatically exercised upon such new exercise date, subject to the completion of the Merger, unless a participant of the ESPP withdraws from such offer period. Upon the expiration of such offer period and the occurrence of the new exercise date, no further offering period or purchase period shall commence under the ESPP. Immediately prior to and effective as of the Effective Time (and subject to the consummation of the Merger), the Company shall terminate the ESPP. Each share of Common Stock purchased under the ESPP shall be automatically converted into the right to receive the per share Merger Consideration on the same basis as all other shares of Common Stock, except that each such share shall be automatically converted into the right to receive the per share Merger Consideration without the issuance of a certificate representing such share.

ARTICLE III
THE SURVIVING CORPORATION

        Section 3.1    CERTIFICATE OF INCORPORATION.    The certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be amended in the Merger to read as set forth on Exhibit A hereto, and as so amended shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof and as provided by applicable Law.

        Section 3.2    BYLAWS.    Immediately after the Effective Time, Parent shall cause the bylaws of the Surviving Corporation to read in their entirety as set forth on Exhibit B.

        Section 3.3    DIRECTORS AND OFFICERS.    Immediately after the Effective Time, Parent shall take the necessary action to cause (i) the directors of Merger Sub immediately prior to the Effective Time to be the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time to be the officers of the Surviving Corporation, in each case, until their respective successors are duly elected or appointed and qualified in accordance with applicable Law.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (i) as set forth in the corresponding sections or subsections of the Disclosure Letter delivered to Parent and Merger Sub by the Company concurrently with entering into this Agreement (the "Disclosure Letter"), it being agreed that disclosure by the Company of any item in any section of the Disclosure Letter shall also be deemed disclosure with respect to any other section of this Agreement to which the relevance of such item is reasonably apparent on its face or (ii) as may be disclosed in reasonable detail in any Company SEC Report filed on or after January 1, 2007 and prior to the date hereof, the Company hereby represents and warrants to Parent and Merger Sub that:

        Section 4.1    CORPORATE EXISTENCE AND POWER.

        (a)   Each of the Company and each of its Subsidiaries is a corporation, partnership, or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, except in the case of any immaterial Subsidiary where any such failure to be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Each of the Company and its Subsidiaries has the requisite power and authority and all necessary governmental approvals required to own, lease and operate its respective properties and to carry on its business as now conducted, except where any such failure to have such power and authority or government approvals would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The Company has the requisite corporate power and authority to execute and deliver this Agreement, and to consummate the Merger and the other transactions contemplated hereby and to perform each of its obligations hereunder.

        (b)   Each of the Company and its Subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

        (c)   The Company has made available to Parent and Merger Sub true and complete copies of the currently effective certificate of incorporation and bylaws or similar organizational and governing documents of the Company and its Subsidiaries. Neither the Company nor any of its Subsidiaries is in violation of its organizational or governing documents.

        Section 4.2    CORPORATE AUTHORIZATION; OPINIONS OF FINANCIAL ADVISORS.

        (a)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company and, other than obtaining the Requisite Stockholder Vote described below and the filing of the Certificate of Merger along with any document in connection therewith in accordance with the DGCL, no other corporate proceeding on the part of the Company is necessary for the consummation by the Company of the Merger or the other transactions contemplated hereby. Subject to the accuracy of the representation set forth in Section 5.13, the vote required to adopt this Agreement is the affirmative vote of the holders of a majority of the outstanding shares of Common Stock (the "Requisite Stockholder Vote").

        (b)   This Agreement has been duly and validly executed and delivered by the Company and, assuming the due and valid execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as rights to indemnity hereunder may be limited by federal or state securities laws or the public policies embodied therein, (ii) as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally, and (iii) as the remedy of specific performance and other forms of injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

        (c)   On or prior to the date hereof, the Board of Directors of the Company has unanimously adopted resolutions (i) approving this Agreement and declaring the Merger and the other transactions contemplated by this Agreement advisable and (ii) resolving to recommend that the Company stockholders adopt this Agreement. As of the date hereof, all such resolutions are in full force and effect and none have been amended or superseded.

        (d)   Each of CIBC World Markets Corp. and Banc of America Securities LLC (each, a "Company Financial Advisor") has delivered to the Board of Directors of the Company a separate opinion to the effect that, as of the date of such opinion, the Merger Consideration to be received by holders of shares of Common Stock is fair, from a financial point of view, to such holders. As of the date of this Agreement, neither opinion has been withdrawn, revoked or modified.

        Section 4.3    GOVERNMENTAL AUTHORIZATION.    The execution, delivery and performance by the Company of this Agreement and the consummation of the Merger by the Company will require no action by, or by the Company or any of its Subsidiaries in respect of, or filing or notification by the Company or any of its Subsidiaries with, or receiving any consent, approval or any type of authorization (including any licenses and permits) from any Governmental Authority other than (i) the filing of the Certificate of Merger; (ii) compliance with any applicable requirements of the HSR Act or any other applicable Other Antitrust Laws or any other Laws specified in Section 4.3 of the Disclosure Letter (the "Required Governmental Approvals"); (iii) compliance with any applicable requirements of the Exchange Act; (iv) compliance with any applicable requirements of the Securities Act; (v) compliance with any applicable foreign or state securities or Blue Sky laws; (vi) compliance with any applicable stock exchange rules; and (vii) such other items or filings, which if not taken or made would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

        Section 4.4    NON-CONTRAVENTION.    The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not (i) contravene or conflict with the organizational or governing documents of the Company or any of its Subsidiaries; (ii) assuming compliance with the matters referenced in Section 4.3 and the receipt of the Requisite Stockholder Vote, contravene, conflict with or constitute a violation of any provision of any Law binding upon or applicable to the Company or any of its Subsidiaries or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) or require a consent under, result in the loss of a material benefit under or give to any other Person any right of termination, amendment, acceleration, payment or cancellation of, under any contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets is bound or affected, except those consents set forth in Section 4.4 of the Disclosure Letter (the "Required Contractual Consents"); or (iv) result in the creation or imposition of any Lien or other encumbrance on any assets that are material to the Company or its Subsidiaries (other than any such Lien as may be created or imposed in connection with the Financing or as otherwise may arise from any actions taken by Parent or Merger Sub), except in the case of (ii) — (iv) above, which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. No "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation or any anti-takeover provision in the Company's or any of its Subsidiary's certificate of organization, bylaws or similar documents (other than Section 203 of the

DGCL) is applicable to the Company, its Subsidiaries, the Common Stock, the Merger or the other transactions contemplated by this Agreement.

        Section 4.5    CAPITALIZATION.

        (a)   The authorized capital stock of the Company consists of (i) 200,000,000 shares of Common Stock and (ii) 20,000,000 shares of preferred stock (the "Preferred Stock"). As of the close of business on July 17, 2007, (A) 56,266,597 shares of Common Stock were issued and outstanding, (B) 12,597,848 shares of Common Stock were held in treasury, (C) no shares of Preferred Stock were issued and outstanding, (D) 2,897,206 shares of Common Stock were subject to Company Options (and 621,750 of these 2,897,206 shares of Common Stock correspond to Company Options granted on July 5, 2007), (E) 968,208 shares of Common Stock are reserved for issuance pursuant to the ESPP, and (F) 14,668 shares of Common Stock are Company Restricted Shares. All issued and outstanding shares of capital stock of the Company have been, and all shares of capital stock subject to issuance pursuant to the Company Award Plans when issued will be, duly authorized and validly issued and are or will be fully paid and non-assessable and are not and will not be subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Company's Certificate of Organization or By-Laws, applicable Law or any agreement to which the Company is a party or is otherwise bound. Section 4.5(a) of the Disclosure Letter sets forth a complete and accurate list of all outstanding Company Options and other stock-related awards, including grants of Company Restricted Shares and Company Options issued pursuant to the ESPP, which list sets forth the name of the holders thereof and, to the extent applicable thereto, the exercise price or purchase price thereof, the governing Company Award Plan with respect thereto and the expiration date thereof. There are no options outstanding to purchase shares of Preferred Stock.

        (b)   Except as set forth in Section 4.5(a), there are no issued and outstanding, and there have not been reserved for issuance, any (i) shares of capital stock or other voting securities of the Company or any Subsidiary of the Company; (ii) securities of the Company or any Subsidiary of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or its Subsidiaries; (iii) Company Options or other rights, options, warrants, calls, subscriptions, arrangements or undertakings of any kind, to acquire from the Company or its Subsidiaries, or obligations of the Company or its Subsidiaries to issue, any shares of capital stock, voting securities, securities convertible into or exchangeable for shares of capital stock or voting securities, or any type of equity equivalent whatsoever of the Company or such Subsidiary, as the case may be; or (iv) equity equivalent interests in the ownership or earnings of the Company or its Subsidiaries or other similar rights (the items in clauses (i) through (iv) collectively, "Company Securities"). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem, exchange or otherwise acquire any Company Securities. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party or by which it is bound relating to the voting or registration of any shares of capital stock of the Company or any of its Subsidiaries or preemptive rights with respect thereto, except for the Voting Agreement. Except as contemplated by this Agreement and except to the extent arising pursuant to applicable state takeover or similar laws, there is no rights agreement, shareholder rights plan, "poison pill" anti-takeover plan or other similar agreement or understanding to which the Company or any of its Subsidiaries is a party or by which it or they are bound with respect to any equity security of any class of the Company.

        (c)   Other than the issuance of shares of Common Stock upon exercise of Company Options or rights under the ESPP, since the Balance Sheet Date, the Company has not declared or paid any dividend or distribution in respect of any Common Stock, and neither the Company nor any of its Subsidiaries has issued, sold, repurchased, redeemed or otherwise acquired any Common Stock, and their respective Boards of Directors have not authorized any of the foregoing.

        (d)   Except as set forth in Section 4.5(d) of the Disclosure Letter, no holder of Company Securities has any right to have such securities or the offering or sale thereof registered under or pursuant to any securities Laws by the Company or any of its Subsidiaries.

        (e)   The Company's past and current stock option grant practices (i) complied with all applicable Company stock and option plans, stock exchange rules and applicable Laws, (ii) have been fairly presented in accordance with GAAP in the Company's financial statements, (iii) have resulted in the grant of Company Options with an exercise price per share of Common Stock not less than fair market value of a share of Common Stock on the effective date of grant, and (iv) are not and have not been the subject of any internal investigation involving material non-compliance or misconduct, in each case, in all material respects.

        Section 4.6    COMPANY SUBSIDIARIES.

        (a)   Section 4.6(a) of the Disclosure Letter sets forth all Subsidiaries of the Company, as well as the respective jurisdictions of organization and all jurisdictions in which the Company and such Subsidiaries are qualified to do business. Each of the Company Subsidiaries is wholly owned (directly or indirectly) by the Company and, except for such Company Subsidiaries, the Company does not directly or indirectly own any equity interest in any other Person.

        (b)   All equity interests of the Subsidiaries of the Company which are held by the Company or any other Subsidiary of the Company have been duly and validly authorized and are validly issued, fully paid and non-assessable and were not issued in violation of any preemptive or similar rights. Except as set forth in Section 4.6(b) of the Disclosure Letter, all such equity interests held by the Company or another Subsidiary are free and clear of any Liens or any other limitations or restrictions on such equity interests (including any limitation or restriction on the right to vote, pledge or sell or otherwise dispose of such equity interests).

        Section 4.7    REPORTS AND FINANCIAL STATEMENTS.

        (a)   The Company has timely filed with or, if applicable, otherwise furnished to the SEC all forms, reports, schedules, statements and other documents required to be filed or furnished by it under the Securities Act or the Exchange Act since September 1, 2005 (such documents, as supplemented or amended since the time of filing, the "Company SEC Reports"). Except for Williams Scotsman Inc., Space Master International, Inc., Evergreen Mobile Company, Truck & Trailer Sales, Inc., Willscot Equipment LLC and Williams Scotsman of Canada, Inc., no Subsidiary of the Company is or at any time since January 1, 2002 has been required to file with or furnish to the SEC any such forms, reports, schedules or other documents. As of their respective dates, the Company SEC Reports, including any financial statements or schedules included or incorporated by reference therein, at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively) (i) complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and (ii) did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that the information in such Company SEC Reports has been amended or superseded by a later Company SEC Report filed prior to the date of this Agreement.

        (b)   The audited consolidated financial statements and unaudited consolidated interim financial statements included or incorporated by reference in the Company SEC Reports (including the Company's annual report on Form 10-K for the fiscal year ended December 31, 2006 and the Company's quarterly reports on Form 10-Q for the quarterly period ended March 31, 2007), along with any related notes and schedules, comply, in all material respects, with applicable accounting requirements and fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof, and the results of their operations and their cash flows for the periods set forth therein, and in each case were prepared in accordance with GAAP consistently applied during the periods involved (except as otherwise disclosed in the notes thereto and subject, where appropriate, to normal year-end adjustments).

        (c)   There are no liabilities or obligations of the Company or any Subsidiary (whether accrued, contingent, absolute, determined, determinable or otherwise) which, individually or in the aggregate, would be material to the Company other than (i) liabilities or obligations disclosed or provided for in the Balance Sheet or disclosed in the notes thereto; (ii) liabilities or obligations incurred after the Balance Sheet Date in the ordinary course of business, none of which, individually or in the aggregate, is material to the Company and its Subsidiaries; (iii) liabilities under this Agreement or incurred in connection with the transactions contemplated hereby; (iv) liabilities or obligations which have been discharged or paid in full prior to the date of this Agreement; (v) liabilities disclosed on Section 4.7 of the Disclosure Letter; and (vi) other liabilities that, individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect on the Company.

        (d)   The Company has heretofore made available or promptly will make available to Parent and Merger Sub a complete and correct copy of any amendments or modifications to any Company SEC Reports filed prior to the date hereof which are required to be filed with the SEC but have not yet been filed with the SEC, and any Company SEC Reports required to be filed by the Company on or after the date hereof and prior to the Effective Time.

        Section 4.8    DISCLOSURE DOCUMENTS.    The proxy statement (together with any amendments thereof or supplements thereto) (the "Company Proxy Statement") relating to the Merger and the other transactions contemplated hereby, to be filed by the Company with the SEC in connection with seeking the adoption and approval of this Agreement by the Company stockholders will not, (a) at the date it is first mailed to stockholders of the Company (in the case of the Proxy Statement), or (b) at the time of the Company Stockholder Meeting (other than in each case as to information supplied by Parent and Merger Sub in writing specifically for inclusion therein), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will cause the Company Proxy Statement and all related SEC filings to comply as to form in all material respects with the requirements of the Exchange Act applicable thereto as of the date of such filing. No representation is made by the Company with respect to statements made in the Company Proxy Statement based on information supplied in writing, or required to be supplied, by Parent and Merger Sub or their Affiliates specifically for inclusion therein.

        Section 4.9    ABSENCE OF CERTAIN CHANGES OR EVENTS.    Since the Balance Sheet Date, except as otherwise required or contemplated by this Agreement and the transactions contemplated hereby or as set forth in Section 4.9 of the Disclosure Letter, (a) the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business consistent with past practice, (b) no event has occurred and no action has been taken that would be prohibited by the terms of Sections 6.1(a), (b), (h), (l) or (m) hereof if such Sections had been in effect as of and at all times since the Balance Sheet Date and (c) there has not been any fact, circumstance, event, change, effect or occurrence that has, had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        Section 4.10    LITIGATION.    There is no material action, suit, claim, investigation, audit, hearing, arbitration or proceeding pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or their respective assets or properties before any arbitrator, arbitration provider or Governmental Authority that would reasonably be expected to have a Material Adverse Effect on the Company. Neither the Company, nor any Subsidiary of the Company has been permanently or temporarily enjoined by any Law from engaging in or continuing any conduct or practice in connection with the business or assets of the Company or any such Subsidiary of the

Company. To the Knowledge of the Company, none of the Company, nor any Subsidiary of the Company, nor any officer or director of the Company or any such Subsidiary is, as of the date of this Agreement, under investigation by any Governmental Authority related to the conduct of the Company's or any such Subsidiary's business, the results of which investigation would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        Section 4.11    TAXES.

        Except as disclosed in Section 4.11 of the Disclosure Letter:

        (a)   All material Tax Returns required to be filed prior to the date hereof under any applicable Law by or with respect to each of the Company and its Subsidiaries (or any consolidated, combined, unitary or similar group of which the Company or any of its Subsidiaries is or was a member) have been timely filed and all such Tax Returns were correct and complete in all material respects, except for Tax Returns as to which the failure to so file or be correct and complete in all material respects would not, individually or in the aggregate, have a Material Adverse Effect on the Company. Each of the Company and its Subsidiaries has paid (or there has been paid on their behalf) all Taxes shown as due on such returns and all other material Taxes whether or not shown as due on such returns that are due and payable, except for Taxes as to which the failure to pay or adequately provide for would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

        (b)   Each of the Company and its Subsidiaries has made (or there has been made on their behalf) all material required estimated Tax payments. All material Taxes that the Company or any of its Subsidiaries is or was required by law to withhold or collect in connection with any amounts paid or owing to any employee, independent contractor, stockholder, nonresident, creditor or other third party (including amounts paid or owing by, to or among the Company and any of its Subsidiaries) have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Authority and have complied with all material information reporting and record keeping requirements related to withholding and back-up withholding on payments to third parties, except for such failures to comply which do not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        (c)   No power of attorney that is currently in force has been granted to any Person with respect to any material Tax matter that could affect the Company or any of its Subsidiaries.

        (d)   Neither the Company nor any of its Subsidiaries are subject to any private letter ruling of the IRS, closing agreement pursuant to Section 7121 of the Code or comparable rulings of any taxing authorities, and no request for such rulings is currently pending.

        (e)   There are no proposed material reassessments of any property owned by the Company or its Subsidiaries or other proposals or communications (whether formal or informal) of which the Company or its Subsidiaries have knowledge that could materially increase the amount of Taxes to which the Company or any of its Subsidiaries would be subject.

        (f)    No material claim or legal proceeding is pending or has been threatened in writing against or with respect to the Company or any of its Subsidiaries in respect of any Tax. There are no material unsatisfied liabilities for Taxes (including liabilities for interest, additions to tax and penalties thereon and related expenses) with respect to any notice of deficiency or similar document received by the Company or any of its Subsidiaries with respect to any Tax other than liabilities for Taxes asserted under any such notice of deficiency or similar document which are being contested in good faith by the Company or any of its Subsidiaries and with respect to which adequate reserves for payment have been established (a reasonably detailed description of each such liability is provided in Section 4.11 of the Disclosure Letter). There are no material liens for Taxes upon any of the assets of the Company or any of its Subsidiaries except liens for current Taxes not yet due and payable.

        (g)   The Company has delivered or made available to Parent correct and complete copies of the federal, state, local and foreign Tax Returns of the Company and its Subsidiaries (including all of the relevant portions of all consolidated, combined, unitary or similar Tax Returns filed on its behalf) listed on Section 4.11 of the Disclosure Letter. With respect to all material Tax related matters, the Company has delivered all examination reports, audit reports, written notices indicating an intent to audit, and similar documents, and statements or notices of deficiencies, for all periods that are open under the statute of limitations. Section 4.11 of the Disclosure Letter lists all tax returns that are currently subject to a material audit. All written information provided by the Company in connection with the due diligence of the Company and its Subsidiaries was correct and complete in all material respects.

        (h)   Neither the Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

        (i)    Neither the Company nor, to the Knowledge of the Company, any of its Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code in the two years prior to the date of this Agreement.

        (j)    Neither the Company nor any of its Subsidiaries has any material Liability for the Taxes of any Person other than the Company and its Subsidiaries (i) under Treasury Regulation 1.1502-6 (or any similar provision of state, local, or foreign law), (ii) as a transferee or successor, (iii) by Contract, or (iv) otherwise.

        (k)   Neither the Company nor any of its Subsidiaries has entered into any material transaction that constitutes (i) a "reportable transaction" within the meaning of Treasury Regulation § 1.6011-4(b) or (ii) a "confidential tax shelter" within the meaning of Treasury Regulation § 301.6111-2(a)(2).

        (l)    To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has been a member of a group filing a consolidated, combined or unitary Tax Return (other than a group with the Company or any of its Subsidiaries as the common parent).

        Section 4.12    ERISA.

        (a)   Section 4.12(a) of the Disclosure Letter sets forth a list identifying as of the date hereof (i) all Employee Benefit Plans and all material bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, health, life, or disability insurance, dependent care, severance and other similar fringe or employee benefit plans or programs maintained or contributed to by the Company or any of its Subsidiaries for the benefit of or relating to any employee or former employee of the Company or its Subsidiaries (each such plan or program, an "Employee Plan") and (ii) each Material Employment Agreement. The most recent copies of each material Employee Plan and Material Employment Agreement (and, if applicable, related trust agreements) and all amendments thereto have been made available to Parent and Merger Sub together with, to the extent applicable, (A) the three most recent annual reports (Form 5500 including applicable schedules and financial reports) or ERISA alternative compliance statements prepared in connection with any such Employee Plan; (B) the most recent actuarial valuation report prepared in connection with any such Employee Plan; (C) the most recent summary plan description and any summaries of material modifications for each such Employee Plan; (D) all material written Contracts relating to each Employee Plan, including administrative service agreements and group insurance contracts; and (E) the most recent favorable IRS determination letter for each Employee Plan that is intended to be qualified pursuant to Section 401(a) of the Code.

        (b)   Neither the Company nor any ERISA Affiliate sponsors, maintains, contributes to or has an obligation to contribute to, has sponsored, maintained, contributed to or been required to contribute to within the last five years, or has any liability (contingent or otherwise) with respect to a pension plan

(within the meaning of Section 3(2) of ERISA) subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code. Neither the Company nor any ERISA Affiliate sponsors, maintains, contributes to or has an obligation to contribute to, has in the last five years sponsored, maintained, contributed to, or incurred an obligation to contribute to, or has any liability (contingent or otherwise) with respect to any multiemployer plan (as defined in Section 3(37) of ERISA) or any plan sponsored by more than one employer within the meaning of Sections 4063 or 4064 of ERISA or Section 413(c) of the Code. There does not now exist, nor do any circumstances exist that could reasonably be expected to result in, any Controlled Group Liability that would be a material liability of the Company or any of its Subsidiaries taken as a whole following the Closing.

        (c)   Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that such Employee Plan is so qualified, and, to the Knowledge of the Company, nothing has occurred that could be reasonably expected to adversely affect the tax-qualified status of any Plan. Each Employee Plan has been maintained, funded and administered in material compliance with its terms and with the requirements prescribed by any and all Laws, including ERISA and the Code, which are applicable to such Employee Plan except where such compliance could not reasonably be expected to be a material liability of the Company and its Subsidiaries taken as a whole. No prohibited transaction (as defined in Section 406 or 407 of ERISA and Section 4975 of the Code) has occurred in respect of any Employee Plan and to the Knowledge of the Company no fiduciary (within the meaning of Section 3(21) of ERISA) of any Employee Plan subject to Part 4 of Title I of ERISA has committed a breach of fiduciary duty that could subject the Company or any of its Subsidiaries to material liability taken as a whole. Except as set forth on Section 4.12(c) of the Disclosure Letter, no audits, inquiries or proceedings have occurred within the last three (3) years, are pending or, to the Knowledge of the Company, threatened by the IRS, DOL, or any other Governmental Authority with respect to any Employee Plan that could reasonably be expected to subject the Company and its Subsidiaries to material liability taken as a whole. There are no pending or, to the Company's Knowledge, any threatened claims or proceedings by or on behalf of any Employee Plan or by any employee or beneficiary covered under any such Plan and involving any such Plan (other than routine claims for benefits). Neither the Company nor any ERISA Affiliate has ever incurred any penalty or tax with respect to any Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code.

        (d)   Except as set forth on Section 4.12(d) of the Disclosure Letter or as otherwise expressly provided in Section 2.4: (i) neither the Company nor any of its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any Contract, plan or arrangement that obligates it to make any payments of compensation (A) that would be reasonably expected to be "excess parachute payments" under Section 280G of the Code and the regulations and guidance promulgated thereunder (as in effect on the date hereof) or (B) will not be fully deductible as a result of Section 162(m) of the Code and the regulations and guidance promulgated thereunder (as in effect on the date hereof); and (ii) neither the Company nor any of its Subsidiaries are a party to any Contract, nor do any of them have any liability (current or contingent), to compensate any individual for excise Taxes paid pursuant to Section 4999 of the Code; and (iii) the Company's entering into this Agreement or the consummation of the transactions contemplated by this Agreement (either alone or in combination with any other event, including without limitation termination of employment) will not result in any payment (including severance, parachute payment within the meaning of Code Section 280G, bonus or otherwise), accrual of additional benefits, cancellation of indebtedness, acceleration of payments or vesting in any benefit under any Employee Plan or Material Employment Agreement.

        (e)   Full payment has been made, or otherwise properly accrued on the books and records of the Company and its Subsidiaries, of all amounts that the Company and any Subsidiary are required under the terms of the Employee Plans to have paid as payments, premiums, contributions and reimbursements in all material respects on or prior to the date hereof (excluding any amounts not yet due).

        (f)    No Employee Plan that is a welfare benefit plan (within the meaning of Section 3(1) of ERISA) provides benefits to former employees of the Company, other than pursuant to Section 4980B of the Code or any similar state or local law or benefits the cost of which is borne completely by such employee.

        (g)   To the extent that any Employee Plan constitutes a "non-qualified deferred compensation plan" within the meaning of Section 409A of the Code, such Employee Plan has been operated in reasonable, good faith compliance with Section 409A of the Code. No Company Option outstanding as of the date hereof provides for a deferral of compensation subject to Section 409A of the Code.

        (h)   Neither the Company nor its ERISA Affiliates has maintained or contributed to or currently maintains or contributes to any Employee Plan (other than any mandatory statutory arrangement) subject to laws other than those of the United States. Except as set forth on Section 4.12(h) of the Disclosure Letter, with respect to any such mandatory statutory arrangement, the Company and its Subsidiaries have no material unfunded liabilities.

        Section 4.13    LABOR MATTERS.

        (a)   As of the date of this Agreement, neither the Company nor any Subsidiary is a party to any collective bargaining agreement with any labor organization or other representative of any employees of the Company, nor as of the date of this Agreement is any such agreement being negotiated by the Company or, to the Knowledge of the Company, are any activities or proceedings underway by any labor union to organize any employees of the Company or any Subsidiary or to compel the Company or any Subsidiary to bargain with any labor union or labor organization. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, there are no unfair labor practice complaints pending against the Company or any Subsidiary before the National Labor Relations Board or any other labor relations tribunal or authority. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, there are no strikes, work stoppages, slowdowns, lockouts, material arbitrations or material grievances, or other material labor disputes pending or, to the Knowledge of the Company, threatened in writing against or involving the Company or any of its Subsidiaries.

        (b)   The Company and each of its Subsidiaries are in compliance with all applicable local, state, federal and foreign Laws relating to labor and employment, including Laws relating to discrimination, disability, labor relations, hours of work, payment of wages, immigration, workers compensation, working conditions and occupational safety and health, family medical leave and employee terminations, except for any such non-compliance which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

        Section 4.14    COMPLIANCE WITH LAWS.

        (a)   The Company and each of its Subsidiaries is, and at all times since January 1, 2004 has been, in compliance in all material respects with all Laws applicable to the Company, its Subsidiaries and their respective businesses and activities or by which their properties or assets are bound, including, without limitation, any and all laws that may be applicable to federal contractors, transportation regulations and health and safety laws, except where such non-compliance would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        (b)   Neither the Company nor any of its Subsidiaries has knowingly or willfully offered, paid, solicited or received, or caused or authorized its agents or employees to offer, pay, solicit or receive, any remuneration (including any kickback, bribe or rebate) in violation of the federal Anti-Kickback Statute, the FCPA or any similar state law, (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured or (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or any of its Subsidiaries.

        (c)   The Company and each Subsidiary has and maintains in full force and effect, and is in compliance with, all material Permits necessary for the Company and each Subsidiary of the Company to carry on their respective businesses substantially as currently conducted and there has occurred no violation of, suspension, reconsideration, imposition of penalties or fines, default or event giving rise to termination under any Permits except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

        Section 4.15    FINDERS' FEES.    Except for the Company Financial Advisors, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries or Affiliates and that might be entitled to any fee or commission from the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement (other than based on arrangements made by Parent or Merger Sub or any of their respective Affiliates).

        Section 4.16    ENVIRONMENTAL MATTERS.    Except as would not, individually or in the aggregate, have a Material Adverse Effect on the Company and except as set forth in the environmental assessments previously made available to Parent:

        (a)   the Company and its Subsidiaries are and have at all times been in compliance with all Environmental Laws;

        (b)   no real property owned, leased or controlled by the Company or previously owned, leased or controlled by the Company has required Remedial Action during the time that the Company owned, leased, or controlled the real property;

        (c)   neither the Company nor its Subsidiaries has received any notice, demand, request for information, citation, summons, complaint, or order with respect to any alleged violation of any Environmental Law or allegation of Environmental Liability;

        (d)   neither the Company nor its Subsidiaries is currently a party to any consent decree or settlement with respect to real property owned, leased or controlled by the Company;

        (e)   neither the Company nor its Subsidiaries has received any notice from any Governmental Authority indicating that any real property owned, leased or controlled by any Company or any real property adjacent thereto has been or may be placed on any federal state or local list as a result of the presence of Hazardous Substances or violations of Environmental Law;

        (f)    to the Knowledge of the Company, no Hazardous Substances have spilled, discharged, released, emitted, injected, or leaked from, in, on or migrated to or from any real property owned, leased, or controlled by the Company in a manner or condition which requires Remedial Action by the Company;

        (g)   no real property currently owned, leased, or controlled by the Company or any of its Subsidiaries is subject to any environmental lien;

        (h)   no underground tanks or Hazardous Substances are or have been located on real property that is owned or operated by the Company or any of its Subsidiaries nor has the Company or any of its Subsidiaries ever operated an underground tank or used, handled or stored Hazardous Substances except for products and materials for generally accepted cleaning agents in typical quantities;

        (i)    the Company has provided Parent and Merger Sub with copies of all reports, audits, studies or analyses in the possession, custody or control of the Company or any of its Subsidiaries relating to

Hazardous Substances and other environmental conditions at or in connection with any real property currently or previously owned, leased or controlled by the Company or any Environmental Action affecting the Company;

        (j)    neither the Company nor any of its Subsidiaries has agreed to assume, undertake or provide indemnification for any liability of any other Person under any Environmental Law, including any obligation for corrective or Remedial Action; and

        (k)   this Section 4.16 contains the sole and exclusive representations and warranties of the Company with respect to any environmental matters or public and/or employee health and safety, including any arising under any Environmental Laws.

        Section 4.17    CONTRACTS.

        (a)   Section 4.17 of the Disclosure Letter contains a complete and accurate list, as of the date hereof, of all Material Contracts. For purposes of this Agreement, "Contracts" shall mean contracts, undertakings, commitments or agreements, whether written or oral, to which the Company or any of its Subsidiaries is a party or to which any of their properties or assets are bound, and "Material Contracts" shall mean (i) all Contracts that are material Contracts within the meaning of Item 601 of Regulation S-K promulgated under the Securities Act and (ii) any of the following Contracts;

          (i)    in connection with which or pursuant to which the Company and its Subsidiaries is reasonably likely to spend or receive, in the aggregate, more than $10,000,000 during the current fiscal year or during the next fiscal year other than Contracts providing for the sale, purchase or lease of Units in the ordinary course of business;

          (ii)   that contains covenants that limit the ability of the Company or any of its Subsidiaries (or which, following the consummation of the Merger, could restrict the ability of the Surviving Corporation) to compete in any business or with any person or in any geographic area, or to sell, supply or distribute any service or product;

          (iii)  that is an employment or consulting agreement with any executive officer or other employee of the Company or member of the Company Board earning an annual base salary in excess of $250,000, other than those that are terminable by the Company or any of its Subsidiaries on no more than 30 days' notice without material liability or financial obligation to the Company or any of its Subsidiaries;

          (iv)  with respect to a joint venture, partnership, limited liability or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture that is material to the business of the Company and its Subsidiaries, taken as a whole;

          (v)   any Company IP Agreement that is material to the Company and its Subsidiaries taken as a whole;

          (vi)  involving any exchange traded, over-the-counter or other swap, cap, floor, collar, futures contract, forward contract, option or any other derivative financial instrument or contract, based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever, whether tangible or intangible, including commodities, emissions allowances, currencies, interest rates foreign currency and indices, in each case, that could reasonably be expected to involve amounts in excess of $10,000,000;

          (vii) relating to indebtedness for borrowed money, promissory notes, letters of credit or bankers acceptances or the deferred purchase price of property or any guarantee, assumption, endorsement or other liability in respect of any of the foregoing ("Indebtedness") and having an outstanding principal amount in excess of $10,000,000;

          (viii) entered into after December 31, 2005 or not yet consummated, involving the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets or capital stock or other equity interests of another person for aggregate consideration under such contract in excess of $5,000,000 (other than acquisitions or dispositions of assets in the ordinary course of business consistent with past practice);

          (ix)  with respect to any acquisition pursuant to which the Company or any of its Subsidiaries has continuing indemnification, "earn-out" or other contingent payment obligations, in each case that could result in payments in excess of $3,000,000;

          (x)   obligating the Company or any of its Subsidiaries to provide indemnification or a guarantee that is material to the Company or its Subsidiaries taken as a whole;

          (xi)  obligating the Company to make any capital commitment or expenditure (including pursuant to any development project or joint venture) in excess of $10,000,000, other than Contracts providing for the sale, purchase or lease of Units in the ordinary course of business;

          (xii) providing for any standstill arrangements that are material to the Company or any Subsidiary; or

          (xiii)  with any U.S. local, state or federal Governmental Entity, including any and all GSA Schedules, providing for payments that are reasonably likely to exceed $15,000,000 during the current fiscal year or during the next fiscal year.

        (b)   All of the Material Contracts are in full force and effect, except to the extent any of them has previously expired in accordance with its terms (other than as a result of default or early termination) or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

        (c)   True and complete copies of all written Material Contracts have been either (i) filed as exhibits to the Company's annual report on Form 10-K for the fiscal year ended December 31, 2006 or (ii) delivered or made available to Parent and Merger Sub. Each such Material Contract is a valid and binding obligation of the Company (or its Subsidiaries party thereto), is in full force and effect, and enforceable against the Company and its Subsidiaries and, to the Company's Knowledge, the other parties thereto in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization, arrangement or similar laws affecting creditors' rights generally and by general principles of equity, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

        (d)   As of the date hereof, neither the Company nor any of its Subsidiaries is, nor to the Knowledge of the Company is any other party, in material breach, default or violation (and no event has occurred or not occurred through the Company's action or inaction or, to the Knowledge of the Company, through the action or inaction of any third parties, which with notice or the lapse of time or both would reasonably be expected to constitute a material breach, default or violation) of any term, condition or provision of any Material Contract, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

        (e)   Except as set forth in Section 4.17(e) of the Disclosure Letter or for employment contracts entered into in the ordinary course and filed as an exhibit to, or disclosed in, a Company SEC Report and payment in respect thereof, and the Voting Agreement, to the Knowledge of the Company no current or former director, officer, partner, employee, Affiliate of the Company or any of its Subsidiaries or any Person who beneficially owns 5% or more of the Common Stock (or any of such Person's immediate family members or Affiliates) is a party to any understanding, agreement, contract or commitment with or binding upon the Company or any of its Subsidiaries or any of their respective properties or assets or has any interest in any property owned by the Company or any of its Subsidiaries or has engaged in any transaction with any of the foregoing since September 1, 2005 (each a "Related Party Transaction") that would be subject to proxy statement disclosure pursuant to Item 404 of Regulation S-K since September 1, 2005.

        Section 4.18    INTELLECTUAL PROPERTY.

        (a)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, the Company and its Subsidiaries own free and clear of Liens, other than Permitted Liens, or have the right to use all patents, inventions, copyrights, software, trademarks, service marks, domain names, trade dress, trade secrets and all other intellectual property rights of any kind or nature ("Intellectual Property") as are reasonably necessary for their businesses as currently conducted ("Company Intellectual Property");

        (b)   Section 4.18 of the Disclosure Letter sets forth a true and complete list of (i) all material patents and patent applications, registered trademarks and trademark applications, registered copyrights and copyright applications, and Internet domain names owned by the Company and/or its Subsidiaries, and (ii) Company IP Agreements material to the Company and its Subsidiaries taken as a whole;

        (c)   To the Knowledge of the Company, (i) use of the Company Intellectual Property and the conduct of the business of the Company and its Subsidiaries do not infringe the Intellectual Property of any third party and (ii) the Company Intellectual Property is not being infringed by any third party except for such infringements that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, and

        (d)   the Company and its Subsidiaries are not a party to any claim, suit or other action, and to the Knowledge of the Company, no claim, suit or other action is threatened against any of them, that (i) challenges the validity, enforceability or ownership of, or the right to use, sell or license any Company Intellectual Property or (ii) alleges that the conduct of the business of the Company and its Subsidiaries infringes the Intellectual Property of any third party, in each case, that would reasonably be expected to have a Material Adverse Effect on the Company.

        Section 4.19    REAL PROPERTY.

        (a)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, the Company or one of its Subsidiaries has good title to all the properties and assets reflected in the Balance Sheet as being owned by the Company or one of its Subsidiaries or acquired after the date thereof that are material to the Company and its Subsidiaries, taken as a whole (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business consistent with past practice), free and clear of all Liens other than Permitted Liens.

        (b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company: (i) each lease or license pursuant to which the Company and its Subsidiaries leases or licenses any real property (the "Leases") is valid and binding on the Company and each of its Subsidiaries party thereto and, to the Knowledge of the Company, each other party thereto and is in full force and effect; (ii) there is no breach or default under any Lease by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto; (iii) no event has occurred that with or without the lapse of time or the giving of notice or both would constitute a breach or default under any Lease by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto; and (iv) the Company or one of its Subsidiaries that is either the tenant or licensee named under the Lease has a good and valid leasehold interest in each parcel of real property which is subject to a Lease and is in possession of the properties purported to be leased or licensed thereunder.

        (c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or as disclosed in Section 4.19 of the Disclosure Letter: (i) the Company or one of its Subsidiaries has good and marketable fee simple title to the real property owned by it (the "Owned Real Property") and to all of the buildings, structures and other improvements thereon free and clear of all claims, liens, charges, security interests or encumbrances of any nature whatsoever, except for Permitted Liens; (ii) there are no outstanding agreements, options, rights of first offer or rights of first refusal on the part of any party to purchase any Owned Real

Property; (iii) there are no physical defects or adverse conditions at any of the Owned Real Property and (iv) there is not pending or, to the Knowledge of the Company, threatened any condemnation proceedings related to any of the Owned Real Property or real property subject to any Lease.

        Section 4.20    INSURANCE.    Each of the Company and its Subsidiaries maintains insurance policies with reputable insurance carriers (the "Insurance Policies") against all material risks of a character and in such amounts as the Company has determined in good faith are reasonable. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, (i) each of the Insurance Policies is in full force and effect and was in full force and effect during the periods of time such insurance policies were purported to be in effect, and all premiums due thereon have been paid in full; (ii) none of the Insurance Policies will terminate or lapse (or be affected in any other materially adverse manner) by reason of the transactions contemplated by this Agreement except as set forth in Section 4.20 of the Disclosure Letter; (iii) each of the Company and its Subsidiaries has complied in all material respects with the provisions of each Insurance Policy under which it is the insured party; (iv) to the Knowledge of the Company, no event has occurred which, with notice or the lapse of time, would permit termination or modification under any Insurance Policy; and (v) no insurer under any Insurance Policy has canceled or generally disclaimed liability under any such policy and all material claims for which coverage is provided under the Insurance Policies have been filed in a timely fashion.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub hereby jointly and severally represent and warrant to the Company that:

        Section 5.1    CORPORATE EXISTENCE AND POWER.    Parent is a company duly organized, validly existing and in good standing under the laws of the Grand Duchy of Luxembourg and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and each of Parent and Merger Sub has the requisite power and authority required to execute and deliver this Agreement and to consummate the Merger and the other transactions contemplated hereby and to perform each of its obligations hereunder.

        Section 5.2    CORPORATE AUTHORIZATION.    The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby have been duly and validly authorized by all necessary Parent and Merger Sub corporate and stockholder action (other than the adoption of this Agreement by Parent, as sole stockholder of Merger Sub, which shall occur promptly after the execution and delivery of this Agreement). This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due and valid execution and delivery by the Company, constitutes a legal, valid and binding obligation of Parent and Merger Sub, respectively, enforceable against Parent and Merger Sub in accordance with its terms, except (i) as rights to indemnity hereunder may be limited by federal or state securities laws or the public policies embodied therein, (ii) as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally, and (iii) as the remedy of specific performance and other forms of injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

        Section 5.3    GOVERNMENTAL AUTHORIZATION.    The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation of the Merger by Parent and Merger Sub will require no action by, or by Parent or Merger Sub in respect of, or filing or notification by Parent or Merger Sub with, or Parent or Merger Sub receiving any consent, approval or any type of authorization (including any licenses and permits) from, any Governmental Authority other than (i) the filing of the Certificate of Merger; (ii) compliance with any applicable requirements of the HSR Act or any other applicable Other Antitrust Laws and any other Laws specified in Section 4.3 of the

Disclosure Letter; (iii) compliance with any applicable requirements of the Exchange Act; (iv) compliance with any applicable requirements of the Securities Act; (v) compliance with any applicable foreign or state securities or Blue Sky laws; and (vi) such other items or filings, which if not taken or made, would not reasonably be expected to adversely affect in any material respect, or materially hinder or delay the consummation of Parent's and Merger Sub's ability to observe and perform their respective obligations hereunder.

        Section 5.4    NON-CONTRAVENTION.    The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby do not and will not (i) contravene or conflict with the organizational or governing documents of Parent or Merger Sub; (ii) assuming compliance with the matters referenced in Section 5.3, contravene, conflict with or constitute a violation of any provision of any Law binding upon or applicable to Parent or Merger Sub or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) or require a consent under, result in the loss of a material benefit under or give others any right of termination, amendment, acceleration, payment or cancellation of, or result in the creation of a lien or other encumbrance on any property or under any contract, lease, license, permit, franchise or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their properties or assets is bound or affected, except in the case of (ii) and (iii) above, which would not materially hinder or delay the consummation of the Merger or each of Parent's and Merger Sub's ability to observe and perform its obligations hereunder.

        Section 5.5    DISCLOSURE DOCUMENTS.    None of the information supplied or to be supplied by Parent or Merger Sub in writing specifically for inclusion in the Company Proxy Statement will, (a) at the date it is first mailed to stockholders of the Company (in the case of the Company Proxy Statement), or (b) at the time of the Company Stockholder Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Parent and Merger Sub make no representation or warranty with respect to any information supplied by the Company or any of its representatives which is contained or incorporated by reference in the Proxy Statement. Parent and Merger Sub will take all reasonable best efforts to supply information necessary for the Proxy Statement as promptly as practicable.

        Section 5.6    FINDERS' FEES.    Other than Citigroup Global Markets Limited and Morgan Stanley & Co. Limited, there is no investment banker, broker, finder or other intermediary who is entitled to any fee or commission from the Company in connection with the transactions contemplated by this Agreement based on any arrangements made by Parent or Merger Sub or any of their respective Affiliates.

        Section 5.7    FINANCING

        (a)   Parent has delivered to the Company complete and correct copies of (i) a fully executed commitment letter from Deutsche Bank AG, London Branch, and The Royal Bank of Scotland PLC (as the same may be amended and replaced in accordance with Section 6.4, collectively, the "Debt Commitment Letter"), pursuant to which such financial institution has committed, upon the terms and subject to the conditions set forth therein, to provide or cause to be provided debt financing in the amounts set forth therein in connection with the transactions contemplated by this Agreement and (ii) a fully executed commitment letter (the "Equity Commitment Letter" and collectively with the Debt Commitment Letter, the "Commitment Letters") from TDR Capital LLP pursuant to which such equity provider has committed, upon the terms and subject to the conditions set forth therein, to invest in the Guarantor the cash amounts set forth therein in connection with the transactions contemplated by this Agreement. There are no conditions precedent or other contingencies related to the funding of the full amount of the debt financing (including any "flex" provisions), other than as expressly set forth in the Debt Commitment Letter. There are no conditions precedent or other contingencies related to the funding of the full amount of the equity financing other than the closing of the Merger. The aggregate proceeds to be disbursed pursuant to the agreements contemplated by the Debt Commitment Letter, together with available cash of Parent as of the Effective Time, will be sufficient for Parent and the Surviving Corporation to pay the aggregate Merger Consideration and to pay all related fees and expenses, including payment of all amounts contemplated by Article II of this Agreement and any required refinancings or repayments of existing indebtedness. As of the date of this Agreement, no event has occurred which would result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would become a default) under the Debt Commitment Letter.

        (b)   As of the date of this Agreement, the Commitment Letters are in full force and effect; all commitment fees required to be paid thereunder on or prior to the Closing Date have been paid in full or will be duly paid in full when due; the Commitment Letters have not been amended or terminated, except as permitted by Section 6.4, and the respective commitments contained in the Commitment Letters have not been withdrawn or rescinded in any respect; and there is no material breach existing thereunder. As of the date of this Agreement, Parent and Merger Sub have no reason to believe that the financing contemplated by the Commitment Letters will not be consummated as contemplated therein, or that the debt financing will not be available to Parent on the Closing Date.

        (c)   The "Ristretto Acquisition Documents" (as defined in the Debt Commitment Letters) have no conditions precedent or other contingencies related to the consummation of the transactions contemplated therein other than (i) the closing of the Merger and (ii) the funding of the debt financing contemplated by the Debt Commitment Letters.

        Section 5.8    ABSENCE OF LITIGATION.    There are no suits, claims, actions, proceedings, arbitrations, mediations or investigations pending or, to the knowledge of Parent, threatened against Parent or any of its subsidiaries, other than any such suit, claim, action, proceeding or investigation that would not prevent, materially delay or materially impede the consummation of the transactions contemplated hereby. Neither Parent nor any of its subsidiaries nor any of their respective properties is or are subject to any order, writ, judgment, injunction, decree or award that would prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

        Section 5.9    VOTE/APPROVAL REQUIRED.    No vote or consent of the holders of any class or series of capital stock of Parent is necessary to approve this Agreement or the Merger or the transactions contemplated hereby. The vote or consent of Parent as the sole stockholder of Merger Sub is the only vote or consent of the holders of any class or series of capital stock of Merger Sub necessary to approve this Agreement or the Merger or the transactions contemplated hereby.

        Section 5.10    NO OTHER INFORMATION.    Parent and Merger Sub acknowledge that the Company makes no representations or warranties as to any matter whatsoever except as expressly set forth in Article IV. The representations and warranties set forth in Article IV are made solely by the Company, and no Representative of the Company shall have any responsibility or liability related thereto.

        Section 5.11    SOLVENCY.    As of the Effective Time, and after giving effect to the transactions contemplated hereby and the Financing, Parent, and assuming, (i) the Company is solvent immediately prior to the Effective Time, (ii) satisfaction of the conditions set forth in Section 7.1 and Sections 7.2(a) and 7.2(b), and (iii) the accuracy in all material respects of the representations and warranties of the Company set forth in Article IV, the Surviving Corporation and the Surviving Corporation's Subsidiaries, taken as a whole, will be Solvent.

        Section 5.12    INTERIM OPERATIONS OF PARENT AND MERGER SUB; OWNERSHIP OF COMMON STOCK.

        (a)   Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated by this Agreement. No shares of Common Stock are beneficially owned (as defined by Rule 13d-3 under the Exchange Act) by Parent, Merger Sub or any direct or indirect wholly-owned Subsidiary of Parent or Merger Sub. Parent has no Subsidiaries other than Merger Sub and Merger Sub has no Subsidiaries. Prior to the Board of Directors of the Company approving this Agreement, the Voting Agreement, the Merger and the other transactions contemplated hereby for purposes of the applicable provisions of the DGCL, none of Parent or Merger Sub, alone or together with any other person, was at any time, or became, an "interested stockholder" thereunder or has taken any action that would cause the restrictions on business combinations with interested stockholders set forth in Section 203 of the DGCL to be applicable to this Agreement, the Voting Agreement, the Merger, or any transactions contemplated by this Agreement.

        (b)   Except for the Voting Agreement, a correct and complete copy of which has been provided to the Company prior to the date of this Agreement, none of Parent or Merger Sub (or their respective Affiliates, partners or equityholders) has any agreement, arrangement or understanding concerning the transactions contemplated by this Agreement with any stockholder of the Company or with any director or officer of the Company, including any such agreement, arrangement or understanding that would in any way prevent, restrict or affect adversely the ability of any such officer, director or stockholder to entertain, negotiate or participate in any takeover proposal made prior to or following the Exclusivity Period Start Date.

        Section 5.13    FINANCIAL CONDITION OF GUARANTOR.    Parent has heretofore made available to the Company the audited consolidated financial statements of the Guarantor and its subsidiaries as of September 30, 2006 and the unaudited consolidated financial statements of the Guarantor and its subsidiaries as of March 30, 2007, and they, along with any related notes and schedules, fairly present, in all material respects, the financial position of the Guarantor and its subsidiaries as of the dates thereof (except as otherwise disclosed in the notes thereto and, in the case of such unaudited financial statements, subject, where appropriate, to normal year-end adjustments). Since September 30, 2006, there has not been any Material Adverse Effect on Guarantor.

ARTICLE VI
COVENANTS

        Section 6.1    CONDUCT OF THE COMPANY AND SUBSIDIARIES.    Except for matters set forth in Section 6.1 of the Disclosure Letter or as otherwise expressly provided in this Agreement or by Law, without the prior written consent of Parent and Merger Sub (which shall not be unreasonably withheld, delayed or conditioned), from the date hereof until the Effective Time, the Company shall, and shall cause its Subsidiaries to, conduct their respective businesses in the ordinary course consistent with past practice, and shall use its reasonable best efforts to (i) preserve intact its and its Subsidiaries' present business organization and capital structure; (ii) maintain in effect all material Permits that are required for the Company or its Subsidiaries to carry on their respective businesses; (iii) keep available the services of present officers and key employees (as a group); and (iv) maintain the current relationships with its lenders, suppliers and other Persons with which the Company or its Subsidiaries have significant business relationships. Without limiting the generality of the foregoing, and except for matters set forth in Section 6.1 of the Disclosure Letter or as expressly contemplated or permitted by this Agreement, without the prior written consent of Parent and Merger Sub (which shall not be unreasonably withheld, delayed or conditioned), the Company shall not, and shall not permit its Subsidiaries to:

        (a)   enter into any new line of business or discontinue any line of business or propose or adopt any change in its organizational or governing documents;

        (b)   merge or consolidate the Company or any of its Subsidiaries with any Person, except for mergers or consolidations solely involving such Subsidiaries;

        (c)   issue, sell, transfer, grant or encumber any capital stock or other securities, other than in connection with the exercise of existing Company Options, issued as of the date hereof under the Company Award Plans in accordance with their present terms or existing rights under the ESPP;

        (d)   acquire, lease or license any right or other asset from any other Person or sell, transfer or otherwise dispose of, or lease or license, any right or other asset to any other Person (except in each case for assets acquired, leased, licensed or disposed of by the Company in the ordinary course of business or otherwise in the aggregate that do not exceed $25,000,000);

        (e)   (i) other than in connection with intercompany transactions, incur any third-party indebtedness for borrowed money or guarantee such indebtedness of another Person, except for borrowings under the Company's and its Subsidiaries' existing revolving lines of credit incurred in the ordinary course of business, repayable within 180 days without penalty; (ii) make any loans, advances or capital contributions to, or investments in, any other Person, except in the ordinary course of business consistent with past practice to wholly-owned Subsidiaries or as required by existing contracts set forth in Section 6.1(e) of the Disclosure Letter; (iii) authorize capital expenditures in excess of $150 million (net of used equipment sale proceeds);

        (f)    pledge or otherwise encumber shares of capital stock or other voting securities of the Company or any of its Subsidiaries;

        (g)   mortgage or pledge any of its material assets, tangible or intangible, or create any material Lien thereupon (other than Permitted Liens);

        (h)   except as contemplated by Section 6.5, enter into, amend, terminate, assign, relinquish, release or waive any material right under any Contract, other than in the ordinary course of business that is or would be a Material Contract;

        (i)    (i) split, combine or reclassify any Company Securities or amend the terms of any Company Securities, (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of Company Securities other than a dividend or distribution by a wholly owned Subsidiary of the Company to its parent corporation in the ordinary course of business, or (iii) issue or offer to issue any Company Securities, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire, any Company Securities, other than in connection with (x) the exercise of Company Options and the rights under the ESPP in each case outstanding on the date hereof in accordance with their original terms or as set forth on Section 6.1(i)(iii) of the Disclosure Letter, or (y) the withholding of Company Securities to satisfy tax obligations with respect to Company Options or Company Restricted Shares or the ESPP;

        (j)    except (x) as required pursuant to existing written agreements or Employee Plans in effect on the date hereof, in each case, that are set forth in Section 4.12(a) of the Disclosure Letter, (y) as specifically permitted by the terms of this Agreement or (z) as otherwise required by Law, (i) enter into any Material Employment Agreement, (ii) adopt or amend any bonus, profit sharing, compensation, severance, termination, stock option, pension, retirement, deferred compensation or employee benefit plan in a manner that in the aggregate materially increases the cost to the Company, (iii) materially increase in any manner the compensation or fringe benefits of any director or officer, or, other than in the ordinary course consistent with past practice, any other class of employee or (iv) enter into or amend or modify any change of control, severance, consulting, retention or employment agreement with any officer;

        (k)   (i) make, change or rescind any express or deemed material election relating to Taxes (other than in the ordinary course of business, or as required by applicable Law), (ii) take any position or adopt any tax accounting method that is inconsistent with methods used in preparing or filing Tax Returns for similar Taxes in prior periods, other than with respect to such items that, in the aggregate, are not material or such actions that are required by Law, (iii) settle or compromise any Tax liability for an amount in excess of the amount currently reserved in the books and records of the Company for such Tax liability, (iv) enter into any closing or other agreement with respect to any Tax liability with any Tax authority for an amount in excess of the amount currently reserved in the books and records of the Company for such Tax liability, (v) file any amended Tax Return (except as required by applicable Law), (vi) file or cause to be filed a claim for refund of Taxes previously paid (except as required by applicable Law), (vii) agree to an extension of a statute of limitations with respect to the assessment or determination of Taxes or (viii) grant any power of attorney with respect to any material Taxes, except, in each case, in the ordinary course of business consistent with past practice;

        (l)    make any material change in financial accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of the Company and its Subsidiaries, except insofar as may have been required by a change in GAAP or Law (including, without limitation, Regulation S-X of the Exchange Act);

        (m)  adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than the Merger);

        (n)   settle, pay or discharge, any litigation, investigation, arbitration, proceeding or other claim, liability or obligation except in the ordinary course for an amount less than $5,000,000 excluding any amounts which may be paid under existing Insurance Policies or, if greater, the total incurred cash reserve amount for such matter, as of the date of this Agreement, maintained by the Company;

        (o)   enter into, renew or extend any agreements or arrangements that materially limit or materially restrict the Company or any of its Affiliates or any successor thereto from engaging or competing in any line of business in any geographic area; or

        (p)   authorize, agree or commit to do any of the foregoing.

        Section 6.2    STOCKHOLDER MEETING; PROXY MATERIALS AND OTHER SEC FILINGS.

        (a)   The Company shall duly call and hold a meeting of its stockholders (the "Company Stockholder Meeting") for the purpose of obtaining the adoption of this Agreement and the approval of the Merger by the Company stockholders in accordance with applicable Law as promptly as reasonably practicable after the SEC clears (whether orally or in writing) the Company Proxy Statement. This Agreement shall be submitted for adoption to the stockholders of the Company at the Company Stockholder Meeting. In connection with the Company Stockholder Meeting, the Company will (i) as promptly as reasonably practicable following the date of this Agreement prepare and file with the SEC the Company Proxy Statement relating to the Merger and the other transactions contemplated hereby, (ii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to such filings and will provide copies of such comments to Parent and Merger Sub promptly upon receipt, (iii) as promptly as reasonably practicable prepare and file any amendments or supplements necessary to be filed in response to any SEC comments or as required by Law, (iv) use its reasonable best efforts to have cleared by the SEC and will thereafter mail to its stockholders as promptly as reasonably practicable, the Company Proxy Statement and all other customary proxy or other materials for meetings such as the Company Stockholder Meeting, (v) to the extent required by applicable Law, as promptly as reasonably practicable prepare, file and distribute to the Company stockholders (in the case of the Company Proxy Statement) any supplement or amendment to the Company Proxy Statement if any event shall occur which requires such action at any time prior to the Company Stockholder Meeting, and (vi) otherwise comply with all requirements of Law applicable to the Company Stockholder Meeting and the Merger. Parent and Merger Sub shall reasonably cooperate with the Company in connection with the preparation and filing of the Company Proxy Statement, including furnishing the Company upon request with any and all information as may be required to be set forth in the Company Proxy Statement under the Exchange Act. The Company will provide Parent and Merger Sub a reasonable opportunity to review and comment upon the Company Proxy Statement, or any amendments or supplements thereto, prior to filing the same with the SEC, and with a copy of all such filings made with the SEC.

        (b)   Subject to Section 6.5, the Company Proxy Statement will contain the recommendation of the Board of Directors of the Company that the stockholders of the Company adopt this Agreement (the "Recommendation") and the Company shall use its reasonable best efforts to solicit the adoption of this Agreement and the approval of the Merger by the Company stockholders. Notwithstanding the foregoing, unless this Agreement is validly terminated in accordance with its terms pursuant to Article VIII, the Company shall submit this Agreement to its stockholders at the Company Stockholder Meeting even if the Board of Directors of the Company shall have withdrawn, modified or qualified its recommendation or proposed or announced any intention to do so in any manner adverse to Parent or Merger Sub.

        (c)   Until the Effective Time, the Company will timely file with the SEC each of the Company SEC Reports. As of their respective filing dates, none of the Company SEC Reports shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of the Company included in the Company SEC Reports shall be prepared in accordance with GAAP applied on a consistent basis (except as may be indicated in the notes thereto) and in compliance with the Regulation S-X promulgated by the SEC and shall fairly present, in all material respects, the financial position of the Company and its consolidated Subsidiaries as at the dates thereof and the results of their operations, cash flows and changes in financial position for the periods then ended.

        (d)   If at any time prior to the Effective Time, any information should be discovered by any party to this Agreement that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement, as the case may be, would not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties and, to the extent required by applicable Law, an appropriate amendment or supplement describing such information shall be promptly filed by the appropriate party with the SEC and disseminated by the Company to the stockholders of the Company.

        Section 6.3    ACCESS TO INFORMATION.    From the date hereof until the Effective Time, subject to applicable Law, the Company will provide and will cause its Subsidiaries and its and their respective Representatives to provide Parent and Merger Sub and their respective Representatives, during normal business hours and upon reasonable advance notice (i) such access to the offices, properties, Contracts, commitments, personnel, books and records of the Company and such Subsidiaries (so long as such access does not unreasonably interfere with the operations of the Company) as Parent or Merger Sub reasonably may request, provided that Parent and Merger Sub will not be permitted to conduct environmental sampling at any of the properties owned or leased by the Company or any of its Subsidiaries, and (ii) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal or state securities laws that is not available immediately upon filing via EDGAR.

        Section 6.4    FINANCING.

        (a)   Parent will use its reasonable best efforts to take, or cause to be taken, all actions necessary or advisable to obtain the financing on the terms and conditions set forth in the Debt Commitment Letter (provided that Parent may, amend the Debt Commitment Letter to add lenders, lead arrangers, bookrunners, syndication agents or similar entities who had not executed the Debt Commitment Letter as of the date of this Agreement, or otherwise so long as the terms are not materially less beneficial to Merger Sub, with respect to conditionality than those in the Debt Commitment Letter as in effect on the date of this Agreement as determined in the reasonable judgment of Parent, and do not adversely affect the ability of Parent or Merger Sub to timely consummate the transactions contemplated hereby on the terms provided for herein and provided further that a copy of any such amendment is promptly provided to the Company (the "Financing"). As soon as practicable after the date hereof but in any event on or prior to the Closing, Parent will use its reasonable best efforts to negotiate and enter into definitive agreements with respect to the financing contemplated by the Debt Commitment Letter. Parent will furnish correct and complete copies of such definitive agreements to the Company promptly upon their execution.

        (b)   Parent shall keep the Company reasonably informed with respect to the status of the financing contemplated by the Commitment Letters and shall give the Company prompt notice of any material adverse change with respect to such financing. Without limiting the foregoing, Parent agrees to notify the Company promptly if at any time prior to the Closing Date (i) a Commitment Letter shall expire or be terminated for any reason, (ii) any financing source that is a party to a Commitment Letter notifies Parent that such source no longer intends to provide financing to Parent on the terms set forth therein, or (iii) for any reason Parent no longer believes in good faith that it will be able to obtain all or any portion of the financing contemplated by the Commitment Letters.

        (c)   If a Commitment Letter shall be terminated or unavailable to Parent for any reason, Parent shall use its reasonable best efforts to obtain, as soon as reasonably practicable and, if obtained, will provide the Company with a copy of, a new financing commitment that provides for an amount of financing (when taken together with all other sources of financing) sufficient to consummate the transactions contemplated by this Agreement.

        (d)   The Company agrees to use its reasonable best efforts to provide, and to cause its Subsidiaries to use reasonable best efforts to provide, Parent with such cooperation in connection with the arrangement of the financing contemplated by the Debt Commitment Letter as may reasonably be requested by Parent (provided, that such requested cooperation does not (A) unreasonably interfere with the ongoing operations of the Company or any of its Subsidiaries, (B) cause any representation or warranty in this Agreement to be breached, (C) cause any condition to Closing set forth in Section 7.1 or 7.2 to fail to be satisfied or otherwise cause any breach of this Agreement or any material Contract to which the Company or any of its Subsidiaries is a party or (D) involve any binding commitment by the Company or any of its Subsidiaries which commitment is not conditioned on the Closing and does not terminate without liability to the Company and its Subsidiaries upon the termination of this Agreement), including using reasonable best efforts with respect to (i) participation in a reasonable number of meetings, presentations, road shows, due diligence sessions and sessions with rating agencies, (ii) assisting with the preparation of materials for rating agency presentations, offering documents, bank information memoranda, business projections and similar documents required in connection with financing contemplated by the Debt Commitment Letter (provided, however, that any private placement memoranda or prospectuses in relation to high yield debt securities need not be issued by the Company or any of its Subsidiaries prior to the Effective Time (it being understood and agreed that this proviso shall not impair Parent's or Merger Sub's ability to issue any private placement memorandum or prospectus which contains information with respect to the Company and its Subsidiaries, prior to the Effective Time); and provided, further that any such memoranda or prospectuses shall contain disclosure and financial statements with respect to the Company and its Subsidiaries or the Surviving Corporation reflecting the Surviving Corporation and/or its Subsidiaries as the obligor), (iii) as promptly as practical, upon request, furnishing Parent and its debt financing sources with financial and other information regarding the Company and its Subsidiaries as may be reasonably requested by Parent, including all financial statements, pro forma financial information, financial data, audit reports and other information (it being understood that the Company shall have no obligation to provide audited financial statements other than those prepared in the ordinary course) (all such information in this clause (iii), the "Required Financial Information"), (iv) obtaining accountants' comfort letters and consents to the use of accountants' audit reports relating to the Company, legal opinions, appraisals, surveys, title insurance and other documentation and items relating to the financing contemplated by the Debt Commitment Letter as reasonably requested by Parent and, if requested by Parent or Merger Sub, to cooperate with and assist Parent or Merger Sub in obtaining such documentation and items, (v) providing monthly financial statements (substantially in the form of the executive management reports currently prepared by the Company and excluding footnotes) within 25 days of the end of each month prior the Closing Date, (vi) executing and delivering, as of the Effective Time, any pledge and security documents, other definitive financing documents, or other certificates, legal opinions or documents as may be reasonably requested by Parent (including a certificate of the Chief Financial Officer of the Company or any of its Subsidiaries with respect to solvency matters and consents of accountants for use of their reports in any materials relating to the financing contemplated by the Debt Commitment Letter) and otherwise reasonably facilitating the pledging of collateral (including cooperation and the delivery of required notices in connection with the pay-off of existing indebtedness and the release of related Liens), (vii) taking commercially reasonable actions necessary to (X) permit the prospective lenders involved in the financing contemplated by the Debt Commitment Letter to evaluate the Company's current assets, cash management and accounting systems, policies and procedures relating thereto for the purposes of establishing collateral arrangements and (Y) as of the Effective Time, establish bank and other accounts and blocked account agreements and lock box arrangements in connection with the foregoing, (viii) obtaining commercially reasonable waivers, consents, estoppels and approvals from other parties to material leases, encumbrances and contracts to which the Company or any of its Subsidiaries is a party and to arrange commercially reasonable discussions among Parent, Merger Sub and their financing sources with other parties to material leases, encumbrances and contracts, and (ix) taking all corporate actions necessary to permit the consummation of the financing contemplated by the Debt Commitment Letter and to permit the proceeds thereof, together with the cash at the Company and its Subsidiaries, to be made available to the Company on the Closing Date to consummate the Merger; provided, that none of the Company or any of its Subsidiaries shall be required to pay any commitment or other similar fee or incur any other liability in connection with the Financing, except for any such fee or liability effective only at or following the Effective Time. Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs incurred by the Company or any of its Subsidiaries in connection with the cooperation required pursuant to this Section 6.4. Parent shall indemnify and hold harmless the Company and its Subsidiaries and their respective Representatives for and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties (including reasonable fees for outside counsel, accountants and other outside consultants) suffered or incurred by them as a result of the activities or actions of Parent or Merger Sub in connection with the arrangement of the Financing and any information utilized in connection therewith (other than historical information relating to the Company or any of its Subsidiaries). The Company hereby consents to the use of its and its Subsidiaries' logos in connection with the financing contemplated by the Debt Commitment Letter; provided that such logos are used solely in a manner that is not intended to nor reasonably likely to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries and its or their marks.

        (e)   Subject to the foregoing and the other terms and conditions of this Agreement, Parent or Merger Sub may enter into agreements relating to the financing or the operation of Parent, Merger Sub or the Surviving Corporation, including adding other equity providers or operating partners.

        (f)    The Company shall cooperate with and provide reasonable assistance to Parent prior to the Closing to replace any outstanding letter of credit maintained or provided by the Company or its Subsidiaries effective as of the Effective Time.

        (g)   Assuming the satisfaction of the conditions set forth in Sections 7.1 and 7.2, Parent and Merger Sub shall at the Closing pay the aggregate Merger Consideration pursuant to the terms of Article II and all related fees and expenses including payment of all amounts contemplated by Article II and any required financings or repayments of existing indebtedness.

        (h)   Upon the request of Parent or Merger Sub, the Company shall (a) use its reasonable best effort to obtain the consent of its lenders to permit it to provide the notice of redemption contemplated by the provisions of Section 3.03(b) of the Indenture dated as of September 29, 2005 (the "Indenture") by and among Williams Scotsman, Inc., as Issuer, the Guarantors named therein, and The Bank of New York, as Trustee, providing for a redemption of the notes issued under such Indenture in connection with a Change of Control (as defined in the Indenture), and (b) issue such notice of redemption; provided that such notice shall provide that the consummation of such redemption shall be conditioned on the consummation of the Merger.

        Section 6.5    SOLICITATION.

        (a)   During the period beginning on the date of this Agreement and continuing until 11:59 p.m. (EST) on the 30th day after the date of this Agreement (the "Exclusivity Period Start Date"), the Company and its Subsidiaries and their respective Representatives shall have the right (acting under the direction of the Board of Directors) to: (i) initiate, solicit and encourage, whether publicly or otherwise, Company Acquisition Proposals (as hereinafter defined), including by way of providing access to non-public information pursuant to (but only pursuant to) one or more Acceptable Confidentiality Agreements (as hereinafter defined); provided that the Company shall promptly provide to Parent and Merger Sub any material non-public information concerning the Company or its Subsidiaries that is provided to any Person given such access which was not previously provided to Parent and Merger Sub; and (ii) enter into and maintain or continue discussions or negotiations with respect to Company Acquisition Proposals or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, discussions or negotiations. Within 24 hours following the Exclusivity Period Start Date, the Company shall notify Parent of (i) the number of Excluded Parties and the identity of each such Excluded Party and (ii) the material terms and conditions of each Excluded Party's indication of interest or acquisition proposal and any documents and related correspondence provided in connection therewith (including any amendment and modifications to the foregoing) received from each Excluded Party.

        (b)   Subject to Section 6.5(c), and except as may relate to an Excluded Party, from the Exclusivity Period Start Date until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VIII, the Company shall not, and shall not direct, authorize or permit any of the Company's Representatives, and shall be responsible for noncompliance with the following provisions by any of the foregoing, to, directly or indirectly, (A) initiate, continue, solicit or encourage (including by way of providing information, it being understood that providing non-public information in the ordinary course of business will not, in and of itself, constitute encouragement hereunder) the submission of any inquiries, proposals or offers or any other efforts or attempts that constitute or may reasonably be expected to lead to, any Company Acquisition Proposal or engage in any discussions or negotiations with respect thereto (other than to state only that they are not permitted to have discussions) or otherwise cooperate with or assist or participate in, or knowingly facilitate any such inquiries, proposals, discussions or negotiations or (B) accept a Company Acquisition Proposal or enter into any agreement or agreement in principle (other than an Acceptable Confidentiality Agreement) providing for or relating to a Company Acquisition Proposal or enter into any agreement or agreement in principle requiring the Company to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder. Notwithstanding the foregoing, the Company may continue to take any of the actions described in clause (A) above from and after the Exclusivity Period Start Date with respect to any Excluded Party. Subject to Section 6.5(c) and except as may relate to an Excluded Party, on the Exclusivity Period Start Date the Company shall immediately cease and cause to be terminated any existing solicitation, encouragement, discussion or negotiation with any Persons conducted theretofore by the Company or any Company's Representatives with respect to any Company Acquisition Proposal.

        (c)   Notwithstanding anything to the contrary contained in Section 6.5(b), and in addition to the rights of the Company pursuant to Section 6.5(a) if at any time prior to obtaining Company

Stockholder Approval, (i) the Company has otherwise complied in all material respects with its obligations under this Section 6.5 and the Company has received a written Company Acquisition Proposal from a third party that the Board of Directors of the Company believes in good faith to be bona fide and (ii) the Board of Directors of the Company determines in good faith, after consultation with the Company's independent financial advisors and outside legal counsel, that such Company Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Proposal then the Company may (x) furnish information with respect to the Company and its Subsidiaries to the Person making such Company Acquisition Proposal and (y) participate in discussions or negotiations with the Person making such Company Acquisition Proposal regarding such Company Acquisition Proposal; provided that the Company (A) will not, and will use its reasonable best efforts to cause the Company's Representatives not to, disclose any non-public information to such Person without entering into an Acceptable Confidentiality Agreement, (B) will promptly provide to Parent and Merger Sub any material non-public information concerning the Company or its Subsidiaries provided to such other Person which was not previously provided or made available to Parent and Merger Sub and (C) in the event it receives such Company Acquisition Proposal, will promptly, and in any case within 24 hours after receipt thereof, notify Parent and Merger Sub of such Company Acquisition Proposal, including the material terms and conditions thereof and the identity of the party making such proposal or inquiry, and shall keep Parent and Merger Sub reasonably informed as to the status and any material developments concerning the same including providing copies of any such written inquiries, correspondence, and summaries of any material oral inquiries or discussions. Notwithstanding anything to the contrary contained in Section 6.5(b) or this Section 6.5(c), but subject to the proviso to the immediately preceding sentence, after the Exclusivity Period Start Date and prior to obtaining the Requisite Stockholder Vote, the Company shall in any event be permitted to take the actions described in clauses (x) and (y) above with respect to any Excluded Party. Nothing contained in this Section 6.5(c) shall prohibit the Company or the Board of Directors of the Company (x) from taking and disclosing to the Company's stockholders a position with respect to a tender or exchange offer by a third party pursuant to Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or (y) from making any other disclosure required by applicable Law; provided, however, that with respect to clause (x) any such disclosure that is not a recommendation of rejection of such offer or a "stop, look and listen" letter or similar communication of the type contemplated by Rule 14d-9(f) promulgated under the Exchange Act shall be deemed to be an Adverse Recommendation Change.

        (d)   Neither the Board of Directors of the Company nor any committee thereof shall directly or indirectly (i) (A) withdraw (or modify in a manner adverse to Parent or Merger Sub), or publicly propose to withdraw (or modify in a manner adverse to Parent or Merger Sub), the approval, recommendation or declaration of advisability by such Board of Directors or any such committee thereof of this Agreement, or the Merger or the other transactions contemplated by this Agreement or (B) recommend, adopt or approve, or propose publicly to recommend, adopt or approve, any alternative Company Acquisition Proposal, including any Permitted Alternative Agreement (any action described in this clause (i) being referred to as an "Adverse Recommendation Change") or (ii) approve or recommend, or publicly propose to approve or recommend, or allow the Company or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement constituting or related to, or that is intended to or could reasonably be expected to lead to, any Company Acquisition Proposal (other than an Acceptable Confidentiality Agreement and, to the extent a Company Acquisition Proposal involves the issuance of securities to stockholders of the Company, other than an appropriate confidentiality agreement that allows the Company to receive and review confidential information with respect to a proposed issuer of any such securities) (a "Company Acquisition Agreement"); provided that the Company shall not be prohibited from terminating this Agreement and entering into a Permitted Alternative Agreement in accordance with Section 8.1(e). Notwithstanding anything herein to the contrary, at any time prior to obtaining Company Stockholder Approval, the Board of Directors of the Company may make an

Adverse Recommendation Change if such Board of Directors determines in good faith (after consultation with its outside legal counsel) that failure to take such action would reasonably be expected to result in a breach of the Board of Directors' fiduciary duties to the stockholders of the Company under applicable Law; provided that the Board of Directors notifies Parent in writing of its intention to make such Adverse Recommendation Change at least three days prior to doing so.

        (e)   From and after the date hereof, the Company shall provide notice promptly to Parent and Merger Sub of any resolution to take any actions described in this Section 6.5 or to terminate this Agreement pursuant to Section 8.1(e).

        (f)    As used in this Agreement, the term:

          (i)    "Acceptable Confidentiality Agreement" means a confidentiality and standstill agreement that contains provisions that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement; provided, however, that an Acceptable Confidentiality Agreement may include provisions that are less favorable to the Company than those contained in the Confidentiality Agreement so long as the Company offers to amend and immediately so amends if requested by Parent, the Confidentiality Agreement, concurrently with execution of such Acceptable Confidentiality Agreement, to include substantially similar provisions for the benefit of Parent;

          (ii)   "Company Acquisition Proposal" means any inquiry, proposal or offer from any Person or group of Persons other than Parent, Merger Sub or their respective Affiliates relating to any direct or indirect acquisition or purchase of a business that constitutes 15% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, or 15% or more of the outstanding Company Securities, any tender offer or exchange offer that if consummated would result in any Person or group of Persons beneficially owning 15% or more of the outstanding Company Securities, or any merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company (or any Subsidiary or Subsidiaries of the Company whose business constitutes 15% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole); provided that, for the purpose of clause (Y) in Section 8.2, the reference to "15% or more" in the definition of "Company Acquisition Proposal" shall be changed to "50% or more";

          (iii)  "Superior Proposal" means a Company Acquisition Proposal (but changing the references to "15% or more" in the definition of "Company Acquisition Proposal" to "50% or more") which the Board of Directors of the Company in good faith determines after consultation with the Company's financial advisors and outside legal counsel to be a transaction that is more favorable to the stockholders of the Company (in their capacities as stockholders) than the transactions contemplated hereby.

        Section 6.6    RULE 16B-3.    Prior to the Effective Time, the Company shall take such steps as may be reasonably necessary or advisable hereto to cause dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

        Section 6.7    DIRECTOR AND OFFICER INDEMNIFICATION AND INSURANCE.

        (a)   Directors' and Officers' Indemnification and Insurance.    (a) Without limiting any additional rights that any employee may have under any indemnification agreement, employment agreement or the Company Award Plans, from the Effective Time through the sixth anniversary of the date on which the Effective Time occurs, to the full extent permitted by Law, Parent shall, and shall cause the Surviving Corporation to, indemnify and hold harmless each present (as of the Effective Time) and former officer, director or employee of the Company and its Subsidiaries (the "Indemnified Parties"), against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys' fees and disbursements (collectively, "Costs"), incurred in connection with any threatened, pending or completed claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (each, a "Proceeding") to which an Indemnified Party is a party or with respect to which an Indemnified Party is otherwise involved (including as a witness), arising out of or pertaining to the fact that the Indemnified Party is or was an officer, director, employee, fiduciary or agent of the Company or any of its Subsidiaries on or before the Effective Time (including any Proceeding arising out of or pertaining to this Agreement and the transactions and actions contemplated hereby), whether such Proceeding is commenced, or any claim or matter therein is asserted or claimed, prior to, at or after the Effective Time. In the event of any such Proceeding (x) each Indemnified Party will be entitled to advancement from Parent or the Surviving Corporation of fees, costs and expenses (including reasonable attorney's fees and disbursements) incurred in connection with and prior to the final disposition of such Proceedings, such fees, costs and expenses (including reasonable attorney's fees and disbursements) to be advanced within twenty business days of receipt by Parent from the Indemnified Party of a request therefor; provided that any person to whom expenses are advanced provides an undertaking, if and only to the extent required by DGCL or the Company's Certificate of Incorporation or By-Laws, to repay such advances if it is ultimately determined that such person is not entitled to indemnification, (y) neither Parent nor Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any Proceeding in which indemnification could be sought by such Indemnified Party (which term for purposes of this clause (y) only shall include only those persons who are officers, directors or employees of the Company or any of its Subsidiaries as of the date of this Agreement) hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such action, suit, proceeding, investigation or claim or such Indemnified Party otherwise consents, and (z) the Surviving Corporation shall cooperate in the defense of any such matter.

        (b)   The Certificate of Incorporation and By-Laws of the Surviving Corporation shall contain provisions with respect to indemnification, advancement of expenses and exculpation of former or present directors and officers not less advantageous in any material respect than those set forth in Exhibit A and Exhibit B hereto, which provisions shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder of any such individuals in any material respect.

        (c)   Parent shall maintain, or shall cause the Surviving Corporation to maintain, at no expense to the beneficiaries, in effect for six years from the Effective Time the current policies of the directors' and officers' liability insurance maintained by the Company (provided that Parent or the Surviving Corporation may substitute therefor policies with coverage containing terms and conditions which are not less advantageous in any material respect to any beneficiary thereof) with respect to matters existing or occurring at or prior to the Effective Time and from insurance carriers with substantially comparable credit ratings; provided that in no event shall Parent or the Surviving Corporation be required to expend for such policies an annual premium amount in excess of 300% of the annual premiums currently paid by the Company for such insurance; provided further that if the annual premiums of such insurance coverage exceed such amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount. At the Company's option, the Company may purchase, prior to the Effective Time, a six-year prepaid "tail policy" on terms and conditions (in both amount and scope) providing benefits which are not less advantageous in any material respect than those of the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by the Company and its Subsidiaries with respect to matters arising on or before the Effective Time, covering without limitation the transactions contemplated hereby.

        (d)   Notwithstanding anything herein to the contrary, if an Indemnified Party is a party to or is otherwise involved (including as a witness) in any Proceeding (whether arising before, at or after the Effective Time) on or prior to the sixth anniversary of the Effective Time, the provisions of this Section 6.7 shall continue in effect until the final disposition of such Proceeding.

        (e)   From and after the Effective Time, this covenant is intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their respective heirs and legal representatives. The rights to indemnification and advancement and the other rights provided for herein shall not be deemed exclusive of any other rights to which an Indemnified Party is entitled, whether pursuant to law, contract or otherwise.

        (f)    In the event that the Surviving Corporation or Parent or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or a majority of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation or Parent, as the case may be, shall succeed to the obligations set forth in Section 6.6 and this Section 6.7.

        Section 6.8    REASONABLE BEST EFFORTS.    Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all actions, to file, or cause to be filed, all documents and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate the transactions contemplated by this Agreement, including filing as promptly as practicable, all documentation to effect all necessary consents, waivers, approvals, authorizations, Permits or orders from all Governmental Authorities or other Persons and to preserve the benefit of the Merger for Parent relating to the Subsidiaries located in Spain in the event that anti-trust approval of the Merger has not been obtained in Spain prior to the Effective Time. In addition, Parent shall use its reasonable best efforts to consummate the financings contemplated by the Equity Commitment Letter and the Debt Commitment Letter. Each party shall also refrain from taking, directly or indirectly, any action that would be reasonably likely to result in a failure of any of the conditions to the Merger in this Agreement being satisfied or restrict such party's ability to consummate the Merger and the other transactions contemplated hereby. If any takeover, anti-takeover, moratorium, "fair price," "control share" or other similar Law is or becomes applicable to the Merger, the parties shall use their respective reasonable best efforts, to take all action necessary so that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger and the other transactions contemplated by this Agreement.

        Section 6.9    CERTAIN FILINGS.

        (a)   The parties shall cooperate with one another (i) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained from any parties to any Contracts, in connection with the consummation of the transactions contemplated by this Agreement and (ii) in seeking and obtaining any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith or with the Company Proxy Statement; provided, however, that the conditions to the parties' respective obligations to consummate the transactions contemplated hereby shall be limited to those conditions specified in Article VII. The parties shall have the right to review in advance, and to the extent reasonably practicable each will consult the other on, all the information relating to the other and each of their respective Subsidiaries that appears in any filing made with, or written materials submitted to, any Governmental Authority in connection with the Merger and the other transactions contemplated by this Agreement. Each of the Company and Parent shall promptly notify and provide a copy to the other party of any substantive written communication received from any Governmental Authority with respect to any filing or submission or with respect to the Merger and the other transactions contemplated by this Agreement. Each of the Company and Parent shall give the other reasonable prior notice of any substantive communication with, and any proposed understanding, undertaking or agreement with, any Governmental Authority regarding any such filing or any such transaction. Neither the Company nor Parent shall, nor shall they permit their respective representatives to, participate independently in any meeting or engage in any substantive conversation with any Governmental Authority in respect of any such filing, investigation or other inquiry without giving the other party prior notice of such meeting or conversation and without giving, unless prohibited by such Governmental Authority, the opportunity of the other party to attend or participate. The parties to this Agreement will consult and cooperate with one another in connection with any analyses, appearance, presentations, memoranda, briefs, arguments, opinions, and proposals made or submitted by or on behalf of any party to this Agreement in connection with proceedings under or related to the HSR Act or Other Antitrust Laws.

        (b)   The Company, subject to Parent's prior review, shall use its reasonable best efforts to take or cause to be taken (A) assuming Parent timely supplies the information required from it and provides reasonable cooperation to the Company, all actions necessary, proper or advisable with respect to the prompt preparation and filing with the SEC of the Company Proxy Statement, (B) such actions as may be required to have the Company Proxy Statement and any related materials cleared by the SEC as promptly as reasonably practicable, and (C) such actions as may be required to be taken under the Exchange Act and state securities or applicable Blue Sky Laws in connection with the Merger. In addition, the parties shall use their respective reasonable best efforts to prepare and file as promptly as reasonably practicable all necessary documentation, effect all necessary applications, notices, petitions and filings, and use all reasonable best efforts to obtain all material Permits from any Governmental Authorities necessary to consummate the Merger (including, without limitation, any filing under the HSR Act or any applicable Other Antitrust Law), including (1) responding as promptly as practicable to any inquiries from the Federal Trade Commission and the Antitrust Division of the Department of Justice for additional information or documentation; and (2) complying with the requirements of, and responding as promptly as reasonably practicable to all inquiries and requests received from any Governmental Authority in connection with, the HSR Act or Other Antitrust Laws related to the Merger or the other transactions contemplated by this Agreement.

        Section 6.10    PUBLIC ANNOUNCEMENTS.    So long as this Agreement is in effect, the parties will consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except for any press release or public statement as may be required by applicable Law or any listing agreement with any national securities exchange or quotation system, will not issue any such press release or make any such public statement without the consent of the other parties (such consent not to be unreasonably delayed, conditioned or withheld). The parties agree that the press release announcing the execution and delivery of this Agreement shall be a joint release of the parties.

        Section 6.11    FURTHER ASSURANCES.    At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company.

        Section 6.12    NOTICES OF CERTAIN EVENTS.    Each of the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall use reasonable best efforts to promptly notify the other party of:

        (a)   the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would reasonably be expected to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect as of the Closing;

        (b)   any failure of the Company, Parent or Merger Sub, as the case may be, to comply with or satisfy, or the occurrence or nonoccurrence of any event, the occurrence or nonoccurrence of which would reasonably be expected to cause the failure by such party to comply with or satisfy, any covenant, condition or agreement to be complied with or satisfied by it hereunder;

        (c)   the receipt by such party of any notice or other communication from any Person alleging that the consent of such Person, which consent is or could reasonably be expected to be material to such Person or the operation of their businesses, is or may be required in connection with the transactions contemplated by this Agreement;

        (d)   the receipt by such party of any material notice or other material communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; and

        (e)   its learning of any actions, suits, claims, investigations or proceedings commenced against, or affecting such party that, if they were pending on the date of this Agreement, would have been required to be disclosed pursuant to this Agreement or which relate to the consummation of the transactions contemplated by this Agreement.

        Section 6.13    DISPOSITION OF LITIGATION.    The Company will keep Parent and Merger Sub reasonably apprised of all important developments relating to, and consult with Parent and Merger Sub with respect to, any action by any third party to restrain or prohibit or otherwise oppose the Merger or the other transactions contemplated by this Agreement and, subject to Section 6.5, will use reasonable best efforts to resist any such effort to restrain or prohibit or otherwise oppose the Merger or the other transactions contemplated by this Agreement. Parent and Merger Sub may participate in (but not control) the defense or settlement of any stockholder litigation against the Company and its Directors relating to the transactions contemplated by this Agreement at Parent and Merger Sub's sole cost and expense (subject to Section 8.2); provided, however, that no such settlement shall be agreed to without the prior written consent of Parent (such consent not to be unreasonably withheld). In addition, subject to Section 6.5, the Company will cooperate with Parent and Merger Sub to resist any such effort to restrain or prohibit or otherwise oppose the Merger or the other transactions contemplated by this Agreement.

        Section 6.14    EMPLOYEE MATTERS.

        (a)   For all purposes under the employee benefit plans of Parent and its Subsidiaries providing benefits to each current and former employee of the Company and its Subsidiaries ("Company Employees") after the Effective Time (the "New Plans"), except as would result in a duplication of benefits and benefit accrual under a defined benefit plan, each Company Employee shall be credited with all years of service for which such Company Employee was credited before the Effective Time under any similar Employee Plans: In addition, except as restricted by the insurance carriers for the New Plans (and Parent shall use its reasonable best efforts to waive any such restrictions): (i) each Company Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan replaces coverage under a comparable Employee Plan in which such Company Employee participated immediately before the Effective Time (such plans, collectively, the "Old Plans"); and (ii) for purposes of each New Plan providing medical, dental, disability, pharmaceutical and/or vision benefits to any Company Employee, Parent shall cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee's participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

        (b)   No Representative of the Company shall make any communication to employees of the Company regarding any compensation or benefits that will be provided to employees of the Company following the Effective Time as a result of the completion of the Merger or in connection with the integration of the Company and Parent following the Effective Time, without the advance written approval of Parent (not to be unreasonably withheld).

        (c)   Notwithstanding anything to contrary contained herein, Parent and its Subsidiaries (including the Surviving Corporation) shall provide severance compensation and benefits to Company Employees whose employment is involuntarily terminated without cause during the one year period following the Effective Time in amounts that are no less than those that would be payable under the Employee Plans in effect prior to the date hereof.

        (d)   Notwithstanding anything to the contrary in this Section 6.14, the parties expressly acknowledge and agree that (i) this Agreement is not intended to create a contract between Parent or the Company or any of the Company's Subsidiaries, on the one hand, and any employee of the Company or any of the Company's Subsidiaries, on the other hand, and no employee of the Company or any of the Company's Subsidiaries may rely on this Agreement as the basis for any breach of contract claim against Parent or the Company or any of the Company's Subsidiaries, (ii) nothing in this Agreement shall be deemed or construed to require Parent or the Company or any of the Company's Subsidiaries to continue to employ any particular employee of the Company or any of the Company's Subsidiaries for any period after the Closing, (iii) nothing in this Agreement shall be deemed or construed to limit Parent's right to terminate the employment of any employee of the Company or the Company's Subsidiaries during any period after Closing, and (iv) nothing in this Agreement shall modify or amend any Employee Plan or other agreement, plan, program, or document unless this agreement explicitly states that the provision "amends" such Employee Plan or other agreement, plan, program, or document.

        Section 6.15    CONFIDENTIALITY AGREEMENT.    The parties acknowledge that the Company, and TDR Capital LLP entered into the Confidentiality Agreement, which agreement shall be deemed incorporated herein as if it were set forth in its entirety, and the Confidentiality Agreement shall continue in full force and effect in accordance with its terms until the earlier of (a) the Effective Time or (b) the expiration of the Confidentiality Agreement according to its terms.

        Section 6.16    CONTROL OF OPERATIONS.    Without in any way limiting any party's rights or obligations under this Agreement, the parties understand and agree that (i) nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company's operations prior to the Effective Time, and (ii) prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

        Section 6.17    RESIGNATIONS.    The Company shall use reasonable best efforts to obtain and deliver to Parent at the Closing, evidence reasonably satisfactory to Parent of the resignation, effective as of the Effective Time, of all directors of the Company and each of its Subsidiaries (except those designated by Parent prior to the Closing).

ARTICLE VII
CONDITIONS TO THE MERGER

        Section 7.1    CONDITIONS TO THE OBLIGATIONS OF EACH PARTY.    The obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

        (a)   This Agreement shall have been approved by the Requisite Stockholder Vote;

        (b)   All waiting periods (and any extensions thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or otherwise been terminated.

        (c)   No Law or other legal restraint or prohibition (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced which prohibits, restrains or enjoins the consummation of the Merger and/or the other transactions contemplated by this Agreement.

        Section 7.2    CONDITIONS TO THE OBLIGATIONS OF PARENT AND MERGER SUB.    The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or waiver by Parent) at or prior to the Effective Time of the following further conditions:

        (a)   the Company shall have performed in all material respects all of its obligations hereunder required to be performed by, or complied with by, it under this Agreement at or prior to the Effective Time;

        (b)   the representations and warranties (i) set forth in Sections 4.2, 4.5(a) and the first two sentences of 4.5(b) shall be true and correct in all respects (except for inaccuracies that are de minimis in the aggregate) as of the date of this Agreement and as of the Effective Time as if made at and as of such time and (ii) set forth in Article IV, other than those described in clause (i) above, shall be true and correct as of the date of this Agreement and as of the date of the Effective Time as if made at and as of such time (without giving effect to any materiality qualifications set forth therein) except in the case of clause (ii) where the failure to be so true and correct, individually or in the aggregate, does not or would not reasonably be expected to constitute a Material Adverse Effect on the Company, provided that representations made as of a specific date shall be required to be so true and correct (subject to such qualifications) as of such date only;

        (c)   Parent and Merger Sub shall have received a certificate signed by a senior officer of the Company attesting to Section 7.2(a) and (b) above; and

        (d)   the aggregate number of shares of Common Stock at the Effective Time, the holders of which have demanded appraisal of their shares from the Company in accordance with the provisions of Section 262 of the DGCL, shall not equal 10% or more of the Common Stock outstanding as of the record date for the Stockholder Meeting.

        Section 7.3    CONDITIONS TO THE OBLIGATIONS OF THE COMPANY.    The obligation of the Company to consummate the Merger is subject to the satisfaction (or waiver by the Company) at or prior to the Effective Time of the following further conditions:

        (a)   Parent and Merger Sub shall have performed in all material respects all of their respective obligations, and complied in all material respects with the agreements and covenants required to be performed by or complied with by them under this Agreement at or prior to the Effective Time;

        (b)   the representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Time as if made at and as of such time (without giving effect to any materiality qualifications set forth therein), except where the failure to be so true and correct, individually or in the aggregate, does not have a material adverse effect on the ability of Parent or Merger Sub to consummate the Merger or carry out its other obligations hereunder, provided that representations made as of a specific date shall be required to be so true and correct (subject to such qualifications) as of such date only; and

        (c)   the Company shall have received a certificate signed by a senior officer of Parent and Merger Sub attesting to Section 7.3(a) and (b) above.

        Section 7.4    FRUSTRATION OF CLOSING CONDITIONS.    Neither the Company nor Parent may rely, either as a basis for not consummating the Merger or terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in Section 7.1, 7.2 or 7.3, as the case may be, to be satisfied if such failure was caused by such party's breach in any material respect of any provision of this Agreement or failure to use reasonable best efforts to consummate the Merger and the other transactions contemplated hereby, as required by and subject to Section 6.8.

ARTICLE VIII
TERMINATION

        Section 8.1    TERMINATION.    This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding the adoption of this Agreement by the stockholders of the Company):

        (a)   by mutual written consent of the Company, on the one hand, and Parent and Merger Sub, on the other hand;

        (b)   by either the Company, on the one hand, and Parent and Merger Sub, on the other hand, if:

          (i)    the Merger has not been consummated by the Outside Date; provided, however, that a party shall not be permitted to terminate this Agreement pursuant to this Section 8.1(b)(i) if the failure to consummate the Merger by the Outside Date is attributable to or caused by the actions of such party (including in the case of Parent, Merger Sub) or the failure on the part of such party (including in the case of Parent, Merger Sub) to perform any covenant or obligation in this Agreement that is required to be performed by such party (including in the case of Parent, Merger Sub) at or prior to the Effective Time; and provided further that the Company may not terminate this Agreement pursuant to this Section 8.1(b)(i) during the Marketing Period.

          (ii)   any court of competent jurisdiction located or having jurisdiction within the United States shall have issued a final and nonappealable order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the consummation of the Merger; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b)(ii) shall not be available to any party who has not used reasonable best efforts to oppose such order, decree or ruling; or

          (iii)  at the Company Stockholder Meeting or any adjournment thereof at which this Agreement has been voted upon, the Company stockholders fail to adopt this Agreement by the Requisite Stockholder Vote; provided that the right to terminate under this Section 8.1(b)(iii) shall not be available to the Company if the Company is in material breach of its obligations under Sections 6.2 or 6.5;

        (c)   by the Company, if a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement shall have occurred which would cause any of the conditions set forth in Sections 7.3(a) or (b) not to be satisfied, and such breach is incapable of being cured by the Outside Date; provided, however, that the Company is not then in material breach of any of its covenants or agreements contained in this Agreement so as to cause any of the conditions set forth in Sections 7.1, 7.2(a) or 7.2(b) not to be satisfied;

        (d)   by Parent, if:

          (i)    a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement shall have occurred which would cause any of the conditions set forth in Sections 7.2(a) or (b) not to be satisfied, and such breach is incapable of being cured by the Outside Date; provided, however, that neither Parent nor Merger Sub is then in material breach of any of its covenants or agreements contained in this Agreement so as to cause any of the conditions set forth in Sections 7.1, 7.3(a) or 7.3(b) not to be satisfied; or

          (ii)   a Triggering Event shall have occurred at any time prior to the adoption of this Agreement by the Required Stockholder Vote;

        (e)   by the Company, at any time prior to obtaining the Requisite Stockholder Vote, upon the Board of Directors of the Company resolving to enter into, subject to the terms of this Agreement, including Section 6.5, a definitive agreement containing a Company Acquisition Proposal; provided that (i) the Board of Directors of the Company shall not so resolve unless (A) the Company shall have complied in all material respects with its obligations under Section 6.5, (B) the Board of Directors of the Company shall have determined in good faith (after consultation with the Company's independent financial advisors and outside legal counsel) that such Company Acquisition Proposal constitutes a Superior Proposal and (after consultation with the Company's outside legal counsel) the failure to take such action would reasonably be expected to result in a breach by the Board of Directors' fiduciary duties to the stockholders of the Company under applicable Law, (C) the Company shall have first provided Parent with three days' prior notice that the Board of Directors of the Company is prepared to effect such resolution, which notice shall specify the reasons therefor and include all material terms and conditions of such Company Acquisition Proposal (and shall contemporaneously provide a copy to Parent of the relevant proposed transaction agreement and other material documents with the party making such Company Acquisition Proposal and disclose to Parent in writing the identity of the Person making such Company Acquisition Proposal) and (D) for the three days following delivery of the notice described in clause (C), the Company shall, and shall cause its Representatives to, negotiate with Parent in good faith regarding adjustments to this Agreement that may be proposed by Parent (provided, however, that in the event of any material amendment to the terms (including any change in the pricing terms) of such Company Acquisition Proposal, then the Company must deliver a new notice and recommence the three-day negotiation period prior to effecting such resolution); (ii) immediately following the Board of Directors of the Company so resolving, the Company shall have so notified Parent and provided the final terms and conditions of such Company Acquisition Proposal; and (iii) the Company shall have the right to enter into such a definitive agreement (a "Permitted Alternative Agreement") so long as (A) the effectiveness of such agreement is conditioned upon the termination of this Agreement pursuant to this Section 8.1(e) and compliance with Section 8.2 and (C) immediately following the execution of such agreement, a copy of such agreement and all related agreements, exhibits, schedules and other documents are delivered to Parent and Merger Sub.

The party desiring to terminate this Agreement pursuant to Sections 8.1(b) through (f) shall give written notice of such termination to the other party in accordance with Section 9.1 of this Agreement; provided, however, that no termination by the Company shall be effective unless and until the Company shall have paid the Pre-Exclusivity Termination Fee or the Termination Fee, as the case may be, and any other amounts then required to be paid by the Company pursuant to Section 8.2.

        Section 8.2    TERMINATION FEES.    Notwithstanding any other provision of this Agreement, (i) if, prior to the Exclusivity Period Start Date, this Agreement is terminated pursuant to Section 8.1(e) and the Company has entered into a definitive agreement with respect to a Superior Proposal prior to the Exclusivity Period Start Date, then the Company shall pay to Parent and Merger Sub or their designee(s), collectively, at or prior to such termination, a break-up fee of $25,000,000 (the "Pre-Exclusivity Termination Fee") plus all of Parent's and Merger Sub's actual and reasonably documented out-of-pocket expenses and fees (including reasonable attorneys' fees) incurred by Parent, Merger Sub and their respective Affiliates on or prior to the termination of this Agreement in connection with the transactions contemplated by this Agreement (the "Parent Expenses"), which amount shall not be greater than $7,500,000 and (ii) if this Agreement is terminated pursuant to Section 8.1(d)(ii) or Section 8.1(e) (other than as set forth in the preceding clause (i)) then the Company shall pay to Parent and Merger Sub or their designee(s), collectively, at or prior to such termination, a break-up fee of $40,000,000 (the "Termination Fee") plus Parent Expenses, which amount shall not be greater than $10,000,000. In addition, if this Agreement is terminated pursuant to Section 8.1(b)(iii) or Section 8.1(d)(i), then the Company shall pay to Parent and Merger Sub or their designee(s), the Parent Expenses, which amount shall not be greater than $10,000,000, immediately following such termination. Notwithstanding the foregoing, (X) if this Agreement is terminated pursuant to Section 8.1(b)(i), Section 8.1(b)(iii) or Section 8.1(d)(i), (Y) at the time of such termination a Company Acquisition Proposal has been made public and not withdrawn, and (Z) within 12 months after such termination, either (A) a Company Acquisition Proposal is consummated or (B) the Company enters into a definitive agreement in respect of such a transaction, then the Company shall pay to Parent and Merger Sub, collectively, the Termination Fee plus Parent Expenses, which amount shall not be greater than $10,000,000, to the extent not previously paid to Parent and Merger Sub upon the date of the occurrence of the earliest event described in clauses (A) and (B). Any payment of Parent Expenses shall be made by the Company within two Business Days after the date on which Parent provides the Company appropriate documentation of such fees and expenses. The parties hereto acknowledge that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, that without these agreements the Company, Parent and Merger Sub would not have entered into this Agreement and that any amounts payable pursuant to this Section 8.2 do not constitute a penalty, but rather are liquidated damages in a reasonable amount that will compensate Parent and Merger Sub for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision. The parties further agree that in the event any payment, as the case may be, of (a) the Pre-Exclusivity Termination Fee plus the Parent Expenses as contemplated in clause (i) above or (b) the Termination Fee plus the Parent Expenses as contemplated in clause (ii) above, is made by the Company to Parent and Merger Sub pursuant to this Section 8.2, such payments shall be the exclusive remedy available to Parent and Merger Sub and, upon payment of such amounts by the Company, the Company shall have no further liability to Parent or Merger Sub hereunder.

        Section 8.3    EFFECT OF TERMINATION.    If this Agreement is terminated pursuant to Section 8.1, this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of the Company, Parent, Merger Sub or their respective Subsidiaries or Affiliates, except (i) Sections 8.2 and 8.3, and Article IX will survive the termination hereof and (ii) with respect to any liabilities for damages incurred or suffered by a party as a result of (x) the breach by any other party of Section 6.4(g) or (y) the willful and material breach by any other party of any of its representations, warranties, covenants or other agreements set forth in this Agreement.

ARTICLE IX
MISCELLANEOUS

        Section 9.1    NOTICES.    All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

      if to Parent, Merger Sub or the Guarantor, to:

      Ristretto Group S.a.r.l.
      20 rue de la Poste
      L-2346 Luxembourg
      Attention: Chief Financial Officer
      Fax: 00-352-47-2473

      and

      Ristretto Holdings SCA
      c/o Elliot Group Limited
      One Stanhope Gate
      London
      Attention: Stephen Robertson
      Fax: 00-44-207-399-4242

      with copies (which shall not constitute notice) to:

      Paul, Hastings, Janofsky & Walker LLP
      75 East 55th Street
      New York, New York 10022
      Attention: William F. Schwitter
      Fax: (212) 230-7834
      Attention: Luke P. Iovine, III
      Fax: (212) 230-7649

      if to the Company, to:

      Williams Scotsman International, Inc.
      8211 Town Center Drive
      Baltimore, Maryland 21236
      Attention: General Counsel
      Fax: (410) 931-6117

      with a copy (which shall not constitute notice) to:

      Paul, Weiss, Rifkind, Wharton & Garrison LLP
      1285 Avenue of the Americas
      New York, New York 10019-6064
      Attention: Mark A. Underberg
      Fax: (212) 492-0368

or such other address or facsimile number as such party may hereafter specify for by notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified above and electronic confirmation of transmission is received or (ii) if given by any other means, when delivered at the address specified in this Section 9.1.

        Section 9.2    SURVIVAL OF REPRESENTATIONS AND WARRANTIES.    None of the representations, warranties, covenants and agreements contained herein and in any certificate or other writing delivered pursuant hereto, including any rights arising out of any breach of such representations, warranties, covenants and agreements shall survive the Effective Time except for (a) those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Effective Time and (b) this Article IX.

        Section 9.3    AMENDMENTS; NO WAIVERS.

        (a)   Any provision of this Agreement may be amended or waived at any time prior to the Effective Time, whether before or after Company stockholder approval hereof, only by amendment or waiver in writing and signed, (i) in the case of an amendment to this Agreement, by the Company, Parent and Merger Sub, or (ii) in the case of a waiver, by the party against whom the waiver is to be effective; provided, however, that after the approval of this Agreement by the stockholders of the Company, any proposed amendment that requires the further approval of stockholders of the Company under applicable Law shall not be effective without such further stockholder approval.

        (b)   At any time prior to the Effective Time, the Company, on the one hand, and Parent and Merger Sub, on the other hand, may but will have no obligation to, with respect to the other parties hereto, (i) extend the time for the performance of any of the obligations or other acts of such party, (ii) waive any inaccuracies in the representations and warranties of such party contained herein or in any document delivered pursuant hereto and (iii) subject to the requirements of applicable law, waive compliance with any of the agreements or conditions contained herein.

        (c)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as expressly set forth in Section 8.2, the rights and remedies herein provided shall be cumulative and not exclusive of any other rights or remedies herein provided or available at Law or in equity.

        Section 9.4    EXPENSES.    Except as otherwise expressly provided in Sections 6.13 and 8.2, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense; provided, however, that Parent shall pay all expenses incurred in connection with the filings required under the HSR Act (including the HSR filing fee).

        Section 9.5    SUCCESSORS AND ASSIGNS.    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto. Any purported assignment in violation of these provisions shall be null and void.

        Section 9.6    GOVERNING LAW.    This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts or choice of Law principles, thereof that would require the application of the laws of any other jurisdiction.

        Section 9.7    COUNTERPARTS; EFFECTIVENESS; THIRD PARTY BENEFICIARIES.    This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon one and the same instrument. This Agreement shall become effective only when actually signed by each party hereto and each such party has received counterparts hereof signed by all of the other parties hereto. No provision of this Agreement is intended to or shall confer upon any Persons, other than the parties hereto, any rights or remedies hereunder or with respect hereto, except, subject to the occurrence of the Effective Time, with respect to the matters provided in Sections 2.3, 2.4 and 6.7.

        Section 9.8    SEVERABILITY.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any Law, or due to any public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are fulfilled to the fullest extent possible.

        Section 9.9    SPECIFIC PERFORMANCE.    The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to consummate the Merger, will cause irreparable injury to the other parties, for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder, in addition to any other rights or remedies available hereunder or at law or in equity.

        Section 9.10    ENTIRE AGREEMENT.    This Agreement and the Confidentiality Agreement, constitutes the entire agreement of the parties hereto with respect to their subject matter and supersedes all oral or written prior or contemporaneous agreements and understandings among the parties with respect to such subject matter.

        Section 9.11    JURISDICTION.

        (a)   Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in the Court of Chancery of the State of Delaware, County of New Castle or, if such court does not have jurisdiction over the subject matter of such proceeding or if such jurisdiction is not available, in the United State District Court for the District of Delaware, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of those courts (and of the appropriate appellate courts therefrom) in any suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding in any of those courts or that any suit, action or proceeding which is brought in any of those courts has been brought in an inconvenient forum. Each of the parties hereto unconditionally agrees that, to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process. Process in any suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any of the named courts and such service shall, to the fullest extent permitted by applicable Law, have the same legal force and effect as if served upon such party within the State of Delaware.

        (b)   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION AMONG THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED,

EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

        Section 9.12    AUTHORSHIP.    The parties agree that the terms and language of this Agreement were the result of negotiations between the parties and their respective advisors and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against any party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation.

        Section 9.13    INTERPRETATION.    Any statute, regulation, or other law defined or referred to herein (or in any agreement or instrument that is referred to herein) means such statue, regulation or other law as, from time to time, may be amended, modified or supplemented, including (in the case of statutes) by succession of comparable successors statutes. References to a person also refer to its predecessors and assigns.

        Section 9.14    GUARANTEE BY THE GUARANTOR.

        (a)   The Guarantor hereby guarantees the performance in full by Parent and Merger Sub of all of Parent's and Merger Sub's obligations, covenants, warranties and representations hereunder (subject to the terms, conditions and limitations set forth herein) as fully as if made by the Guarantor; and the Company may enforce the Guarantor's obligations without first (A) suing Parent or Merger Sub, (B) joining Parent or Merger Sub in any suit against the Guarantor, (C) enforcing any rights and remedies against Parent or Merger Sub or (D) otherwise pursuing or asserting any claims or rights against Parent or Merger Sub or any of their respective property, in the event of a breach of Parent's or Merger Sub's obligations, covenants or warranties and representations. The Guarantor's responsibility shall not be discharged, released, diminished, or impaired in whole or in part by (a) any setoff, counterclaim, defense, act or occurrence which the Guarantor may have against the Company or any of its Subsidiaries as a result or arising out of this or any other transaction, or (b) the amendment, modification, waiver or alteration of this Agreement, with or without the knowledge or consent of the Guarantor. Each of the limitations, conditions and qualifications on and with respect to the obligations of the Parent and Merger Sub hereunder shall apply with equal force and effect to the obligations of the Guarantor in respect of this guarantee.

        (b)   The Guarantor has all requisite power and authority to execute, deliver and perform its obligations hereunder, and the execution and delivery of this Agreement and the performance of its obligations hereunder has been duly and validly authorized by all requisite corporate action on the part of the Guarantor. This Agreement has been duly and validly executed by the Guarantor and constitutes the valid and binding obligation of Guarantor enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, moratorium and similar laws of general applicability relating to or affecting creditors rights, and general principles of equity. From the date hereof until the Effective Time, Guarantor shall not declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any contribution thereof) other than in connection with the transactions occurring substantially simultaneously with the Effective Time. The provisions of this Article IX shall apply to the Guarantor and the guarantee contained in this section 9.14; provided that any amendment of this section 9.14 may be effected only in a writing executed by Guarantor and the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WILLIAM SCOTSMAN INTERNATIONAL, INC.
By:	/s/ GERARD E. HOLTHAUS Name: Gerard E. Holthaus Title: President and C.E.O.
RISTRETTO GROUP S.A.R.L.
By:	/s/ MANJIT DALE Name: Manjit Dale Title: Authorized Signatory
RISTRETTO ACQUISITION CORP.
By:	/s/ JONATHAN ROSEN Name: Jonathan Rosen Title: Vice President
Solely for the purpose and to the extent set forth in Section 9.14:
RISTRETTO HOLDINGS SCA
By:	/s/ MANJIT DALE Name: Manjit Dale Title: Authorized Signatory

EXHIBIT A TO APPENDIX A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
WILLIAMS SCOTSMAN INTERNATIONAL, INC.

        FIRST:    The name of the corporation is Williams Scotsman International, Inc. (the "Corporation").

        SECOND:    Intentionally omitted.

        THIRD:    The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801. The Registered Agent in charge thereof is Corporation Trust Company.

        FOURTH:    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the "Act").

        FIFTH:    The aggregate number of shares of all classes of stock which the Corporation is authorized to issue is 1,000 shares, designated as common stock, $0.01 par value per share (the "Common Stock").

        SIXTH:    The Corporation expressly elects not to be subject to the provisions of Section 203 of the Act.

        SEVENTH:    The board of directors of the Corporation (the "Board of Directors") is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

        EIGHTH:    Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall otherwise provide.

        NINTH:    No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Act, or (iv) for any transaction from which the director derived an improper personal benefit.

        TENTH:    Indemnification

        10.1    Right to Indemnification:    The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an "Other Entity"), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 10.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

        10.2    Prepayment of Expenses:    The Corporation shall pay the expenses (including attorneys fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Section Tenth or otherwise.

        10.3    Claims.    If a claim for indemnification or advancement of expenses under this Section Tenth is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

        10.4    Non-Exclusivity of Rights.    The rights conferred on any Covered Person by this Section Tenth shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Amended and Restated Certificate of Incorporation, the By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

        10.5    Other Sources.    The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

        10.6    Amendment or Repeal.    Any repeal or modification of the foregoing provisions of this Section Tenth shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

        10.7    Other Indemnification and Prepayment of Expenses.    This Section Tenth shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

EXHIBIT B TO APPENDIX A

BYLAWS
OF
WILLIAMS SCOTSMAN INTERNATIONAL, INC.
(A DELAWARE CORPORATION)

ARTICLE I

STOCKHOLDERS

1.1   Meetings.

        1.1.1    Place.    Meetings of the stockholders of Williams Scotsman International, Inc. (the "Company") shall be held at such place as may be designated by the Board of Directors of the Company (the "Board of Directors").

        1.1.2    Annual Meeting.    An annual meeting of the stockholders for the election of the Board of Directors and for other business shall be held on such date and at such time as may be fixed by the Board of Directors.

        1.1.3    Special Meetings.    Special meetings of the stockholders may be called at any time by the president, or the Board of Directors, or the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote at the meeting.

        1.1.4    Quorum.    The presence, in person or by proxy, of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote on a particular matter shall constitute a quorum for the purpose of considering such matter.

        1.1.5    Voting Rights.    Except as otherwise provided herein, in the Certificate of Incorporation or as required by law, every stockholder shall have the right at every meeting of stockholders to one vote for every share standing in the name of such stockholder on the books of the Company which is entitled to vote at such meeting. Every stockholder may vote either in person or by proxy.

ARTICLE II

DIRECTORS

2.1    Number and Term.    The Board of Directors shall have authority to (i) determine the number of Directors to constitute the Board of Directors and (ii) fix the terms of office of the Directors.

2.2   Meetings.

        2.2.1    Place.    Meetings of the Board of Directors shall be held at such place as may be designated by the Board of Directors or in the notice of the meeting.

        2.2.2    Regular Meetings.    Regular meetings of the Board of Directors shall be held at such times as the Board of Directors may designate. Notice of regular meetings need not be given.

        2.2.3    Special Meetings.    Special meetings of the Board of Directors may be called by the President of the Company or any member of the Board of Directors. Notice of special meetings need not be given.

        2.2.4    Quorum.    A majority of all the Directors in office shall constitute a quorum for the transaction of business at any meeting.

        2.2.5    Voting.    Except as otherwise provided herein, in the Certificate of Incorporation or as required by law, the vote of a majority of the Directors present at any meeting at which a quorum is present shall constitute the act of the Board of Directors.

        2.2.6    Committees.    The Board of Directors may, by resolution adopted by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more Directors and such alternate members (also members of the Board of Directors) as may be designated by the Board of Directors. Unless otherwise provided herein, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Except as otherwise provided herein, in the Certificate of Incorporation or as required by law, any such committee shall have and may exercise the powers of the full Board of Directors to the extent provided in the resolution of the Board of Directors directing such committee.

ARTICLE III

OFFICERS

3.1    Principal Officers.    The principal officers of the Company shall be a President, a Treasurer, a Secretary, and such other principal officers as shall be determined by the Board of Directors, all of whom shall be elected by the Board of Directors and who shall hold office until their successors are elected and qualify or until their earlier resignation or removal. The initial officers shall be elected at the first meeting of the Board of Directors and, thereafter, at the annual meeting of the Board of Directors. Any number of offices may be held by the same person.

3.2    Powers and Duties.    The officers of the Company shall have such powers and perform such duties incident to each of their respective offices and such other duties as may from time to time be conferred upon or assigned to them by the Board of Directors.

3.3    Remuneration.    The remuneration of all officers of the Company shall be fixed by the Board of Directors.

ARTICLE IV

INDEMNIFICATION

4.1    Right to Indemnification:    The Company shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an "Other Entity"), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 4.3, the Company shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

4.2    Prepayment of Expenses:    The Company shall pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article IV or otherwise.

4.3    Claims.    If a claim for indemnification or advancement of expenses under this Article IV is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Company, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Company shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

4.4    Non-Exclusivity of Rights.    The rights conferred on any Covered Person by this Article IV shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

4.5    Other Sources.    The Company's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

4.6    Amendment or Repeal.    Any repeal or modification of the foregoing provisions of this Article IV shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

4.7    Other Indemnification and Prepayment of Expenses.    This Article IV shall not limit the right of the Company, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE V

TRANSFER OF SHARE CERTIFICATES

Transfers of share certificates and the shares represented thereby shall be made on the books of the Company only by the registered holder or by duly authorized attorney. Transfers shall be made only on surrender of the share certificate or certificates.

ARTICLE VI

AMENDMENTS

These Bylaws may be amended or repealed at any regular or special meeting of the Board of Directors by vote of a majority of all of the members of the Board of Directors in office or at any annual or special meeting of stockholders by vote of holders of a majority of the outstanding stock entitled to vote. Notice of any such annual or special meeting of stockholders shall set forth the proposed change or a summary thereof.

Date of Adoption:                        , 2007

APPENDIX B-1

[LETTERHEAD OF CIBC WORLD MARKETS CORP.]

                      July 18, 2007

The Board of Directors
Williams Scotsman International, Inc.
8211 Town Center Drive
Baltimore, Maryland 21236

Members of the Board:

You have asked CIBC World Markets Corp. ("CIBC World Markets") to render a written opinion ("Opinion") to the Board of Directors of Williams Scotsman International, Inc. ("Williams Scotsman") as to the fairness, from a financial point of view, to holders of the common stock of Williams Scotsman of the Merger Consideration (as defined below) provided for in the Agreement and Plan of Merger, dated as of July 18, 2007 (the "Merger Agreement"), among Williams Scotsman, Ristretto Group S.a.r.l. ("Ristretto"), an affiliate of TDR Capital LLP ("TDR Capital"), Ristretto Acquisition Corp., a wholly owned subsidiary of Ristretto ("Merger Sub"), and Ristretto Holdings SCA, as guarantor. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Williams Scotsman (the "Merger") pursuant to which each outstanding share of the common stock, par value $0.01 per share, of Williams Scotsman ("Williams Scotsman Common Stock") will be converted into the right to receive $28.25 per share in cash (the "Merger Consideration").

In arriving at our Opinion, we:

(a)
reviewed the Merger Agreement;

(b)
reviewed audited financial statements of Williams Scotsman for fiscal years ended December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003 and unaudited financial statements of Williams Scotsman for the three months ended March 31, 2007 prepared by the management of Williams Scotsman;

(c)
reviewed financial forecasts and estimates relating to Williams Scotsman prepared by the management of Williams Scotsman;

(d)
held discussions with the senior management of Williams Scotsman with respect to the business and prospects of Williams Scotsman;

(e)
reviewed historical market prices and trading volumes for Williams Scotsman Common Stock;

(f)
reviewed and analyzed certain publicly available financial data for companies that we deemed relevant in evaluating Williams Scotsman;

(g)
reviewed and analyzed certain publicly available information for transactions that we deemed relevant in evaluating the Merger;

(h)
analyzed the estimated present value of the future cash flows of Williams Scotsman based on financial forecasts and estimates prepared by the management of Williams Scotsman;

(i)
reviewed and analyzed the premiums paid, based on publicly available information, in merger and acquisition transactions that we deemed relevant in evaluating the Merger;

B-1-1

The Board of Directors
Williams Scotsman International, Inc.
July 18, 2007

(j)
reviewed other public information concerning Williams Scotsman; and

(k)
performed such other analyses, reviewed such other information and considered such other factors as we deemed appropriate.

In rendering our Opinion, we relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with us by Williams Scotsman and its employees, representatives and affiliates or otherwise reviewed by us. With respect to the financial forecasts and estimates relating to Williams Scotsman referred to above, we have assumed, at the direction of the management of Williams Scotsman, without independent verification or investigation, that such forecasts and estimates were reasonably prepared on bases reflecting the best available information, estimates and judgments of the management of Williams Scotsman as to the future financial condition and operating results of Williams Scotsman. We have assumed, with the consent of Williams Scotsman, that the Merger will be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws and other requirements and that, in the course of obtaining the necessary regulatory or third party approvals and consents with respect to the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Williams Scotsman or the Merger. We have neither made nor obtained any independent evaluations or appraisals of the assets or liabilities, contingent or otherwise, of Williams Scotsman. We are not expressing any opinion as to the underlying valuation, future performance or long-term viability of Williams Scotsman. We express no view as to, and our Opinion does not address, any terms or other aspects of the Merger (other than the Merger Consideration to the extent expressly specified herein) or any aspect or implication of any other agreement (including, without limitation, any voting agreement), arrangement or understanding entered into in connection with the Merger or otherwise. In addition, we express no view as to, and our Opinion does not address, the underlying business decision of Williams Scotsman to proceed with or effect the Merger nor does our Opinion address the relative merits of the Merger as compared to any alternative business strategies that might exist for Williams Scotsman or the effect of any other transaction in which Williams Scotsman might engage. In connection with our engagement, we were not requested to, and we did not, prior to the date hereof, solicit third party indications of interest in the possible acquisition of all or a part of Williams Scotsman; however, we have been requested to solicit such indications of interest from potential buyers for a limited period after the date of the Merger Agreement as permitted under the provisions thereof and we and our affiliates, at the request of Williams Scotsman, may arrange or provide acquisition financing to such potential buyers. Our Opinion is necessarily based on the information available to us and general economic, financial and stock market conditions and circumstances as they exist and can be evaluated by us on the date hereof. It should be understood that, although subsequent developments may affect this Opinion, we do not have any obligation to update, revise or reaffirm the Opinion.

As part of our investment banking business, we are regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.

We have acted as a financial advisor to Williams Scotsman in connection with the Merger and will receive a fee for our services, a portion of which will be payable upon delivery of this Opinion and a significant portion of which is contingent upon consummation of the Merger. We and our affiliates in the past have provided services to Williams Scotsman and certain of its affiliates, for which services we and such affiliates have received compensation, including having acted (i) as joint bookrunner and/or co-manager in connection with certain equity and debt offerings of Williams Scotsman and certain of its affiliates and (ii) as a lender under certain credit facilities of Williams Scotsman. We and our affiliates also in the past have provided and in the future may provide services to TDR Capital and certain

B-1-2

The Board of Directors
Williams Scotsman International, Inc.
July 18, 2007

of its affiliates unrelated to the Merger, for which services we and such affiliates have received and would expect to receive compensation, including having acted as financial advisor for TDR Capital and certain of its affiliates in connection with certain mergers and acquisitions transactions. In the ordinary course of business, CIBC World Markets and its affiliates may actively trade the securities of Williams Scotsman and certain of its affiliates and certain affiliates of TDR Capital for our and their own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

Based upon and subject to the foregoing, and such other factors as we deemed relevant, it is our opinion that, as of the date hereof, the Merger Consideration to be received by holders of Williams Scotsman Common Stock is fair, from a financial point of view, to such holders. This Opinion is for the use of the Board of Directors of Williams Scotsman in its evaluation of the Merger and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to any matters relating to the Merger or otherwise.

                      Very truly yours,

                      /s/ CIBC World Markets Corp.

                      CIBC WORLD MARKETS CORP.

B-1-3

APPENDIX B-2

[LETTERHEAD OF BANC OF AMERICA SECURITIES LLC]

         July 18, 2007

Board of Directors
Williams Scotsman International, Inc.
8211 Town Center Drive
Baltimore, Maryland 21236

Members of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to holders of the common stock of Williams Scotsman International, Inc. ("Williams Scotsman") of the Consideration (as defined below) to be received by such holders pursuant to the Agreement and Plan of Merger, dated as of July 18, 2007 (the "Agreement"), among Williams Scotsman, Ristretto Group S.a.r.l. ("Ristretto"), an affiliate of TDR Capital LLP ("TDR Capital"), Ristretto Acquisition Corp., a wholly owned subsidiary of Ristretto ("Merger Sub"), and Ristretto Holdings SCA, as guarantor. As more fully described in the Agreement, Merger Sub will be merged with and into Williams Scotsman (the "Merger") and each outstanding share of the common stock, par value $0.01 per share, of Williams Scotsman ("Williams Scotsman Common Stock") will be converted into the right to receive $28.25 in cash (the "Consideration"). The terms and conditions of the Merger are more fully set forth in the Agreement.

In connection with rendering our opinion, we have:

  (i)
  reviewed certain publicly available financial statements and other business and financial information of Williams Scotsman;

  (ii)
  reviewed certain internal financial statements and other financial and operating data concerning Williams Scotsman;

  (iii)
  reviewed certain financial forecasts relating to Williams Scotsman prepared by the management of Williams Scotsman (the "Williams Scotsman Forecasts");

  (iv)
  discussed the past and current operations, financial condition and prospects of Williams Scotsman with senior executives of Williams Scotsman;

  (v)
  reviewed the reported prices and trading activity for Williams Scotsman Common Stock;

  (vi)
  compared the financial performance of Williams Scotsman and the prices and trading activity of Williams Scotsman Common Stock with that of certain other publicly traded companies we deemed relevant;

  (vii)
  compared certain financial terms of the Merger to financial terms, to the extent publicly available, of certain other business combination transactions we deemed relevant;

  (viii)
  participated in discussions and negotiations among representatives of Williams Scotsman, Ristretto, TDR Capital and their respective advisors;

  (ix)
  reviewed the Agreement; and

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Board of Directors
Williams Scotsman International, Inc.
July 18, 2007

  (x)
  performed such other analyses and considered such other factors as we have deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information reviewed by us. With respect to the Williams Scotsman Forecasts, we have assumed, at the direction of Williams Scotsman, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Williams Scotsman as to the future financial performance of Williams Scotsman. We have not made any independent valuation or appraisal of the assets or liabilities (contingent or otherwise) of Williams Scotsman, nor have we been furnished with any such valuations or appraisals. We have assumed, with the consent of Williams Scotsman, that the Merger will be consummated as provided in the Agreement, with full satisfaction of all covenants and conditions set forth in the Agreement and without any waivers thereof.

We express no view or opinion as to any terms or aspects of the Merger (other than the Consideration to the extent expressly specified herein), including, without limitation, the form or structure of the Merger or any aspect or implication of any other agreement (including, without limitation, any voting agreement), arrangement or understanding entered into in connection with the Merger or otherwise. We were not requested to, and we did not, prior to the date hereof, solicit indications of interest or proposals from third parties regarding the acquisition of all or a portion of Williams Scotsman; however, we have been requested to solicit such indications of interest from potential buyers for a limited period after the date of the Agreement as permitted under the provisions thereof and we and our affiliates, at the request of Williams Scotsman, may arrange or provide acquisition financing to such potential buyers. In addition, no view or opinion is expressed as to the relative merits of the Merger in comparison to other transactions available to Williams Scotsman or in which Williams Scotsman might engage or as to whether any transaction might be more favorable to Williams Scotsman as an alternative to the Merger, nor are we expressing any opinion as to the underlying business decision of the Board of Directors of Williams Scotsman to proceed with or effect the Merger.

We have acted as a financial advisor to Williams Scotsman in connection with the Merger and will receive a fee for our services, a portion of which is payable upon the rendering of this opinion and a significant portion of which is contingent upon the consummation of the Merger. We or our affiliates in the past have provided, currently are providing and in the future may provide financial advisory and financing services to Williams Scotsman and certain of its affiliates, and have received and in the future may receive fees for the rendering of these services, including, among other things, acting or having acted as (i) co-lead arranger, book running manager, administrative agent, collateral agent and/or co-documentation agent for, and lender under, certain credit facilities of Williams Scotsman and certain of its affiliates, (ii) financial advisor to an affiliate of Williams Scotsman in connection with a mergers and acquisitions transaction, (iii) co-manager and bookrunner for the initial public offerings of Williams Scotsman and certain of its affiliates and (iv) bookrunner for certain debt offerings by Williams Scotsman and certain of its affiliates. In the ordinary course of our businesses, we and our affiliates may actively trade or hold securities or loans of Williams Scotsman and certain affiliates of Williams Scotsman and TDR Capital, and may actively trade or hold loans of TDR Capital, for our own accounts or for the accounts of customers and, accordingly, we or our affiliates may at any time hold long or short positions in such securities or loans.

It is understood that this letter is for the benefit and use of the Board of Directors of Williams Scotsman in connection with and for purposes of its evaluation of the Merger. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger.

B-2-2

Board of Directors
Williams Scotsman International, Inc.
July 18, 2007

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and we do not have any obligation to update, revise or reaffirm this opinion.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Consideration to be received in the proposed Merger by holders of Williams Scotsman Common Stock is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Banc of America Securities LLC

BANC OF AMERICA SECURITIES LLC

B-2-3

APPENDIX C

DELAWARE CODE
TITLE 8. CORPORATIONS
CHAPTER 1. GENERAL CORPORATION LAW

SUBCHAPTER IX. MERGER, CONSOLIDATION OR CONVERSION

§ 262. Appraisal Rights

(a)    Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)    Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

  (1)
  Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

  (2)
  Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

  a.
  Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

  b.
  Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

    c.
    Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

    d.
    Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

  (3)
  In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c)    Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d)    Appraisal rights shall be perfected as follows:

  (1)
  If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

  (2)
  If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e)    Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)    At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h)    After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)    From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

REVOCABLE PROXY
WILLIAMS SCOTSMAN INTERNATIONAL, INC.
SPECIAL MEETING OF STOCKHOLDERS
OCTOBER 29, 2007
Proxy Solicited By The Board Of Directors

The undersigned hereby appoints Robert C. Singer, William C. LeBuhn and Dean T. Fisher (together, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote at the Special Meeting of Stockholders of Williams Scotsman International, Inc. (the "Company") to be held at 8211 Town Center Drive, Baltimore, Maryland 21236, on October 29, 2007, at 10:00 a.m., Eastern Time, and at any adjournments and postponements thereof. Such shares shall be voted as indicated with respect to the listed proposals and in accordance with the recommendation of the board of directors of the Company on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE
Your shares will be voted as specified below. If no specification is made, the Proxies will vote FOR Proposals 1 and 2.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1 AND 2.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY SENDING WRITTEN NOTICE TO THE CORPORATE SECRETARY OF THE COMPANY, BY TIMELY PROVIDING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
	FOR	AGAINST	ABSTAIN

Proposal 1 — To adopt the Agreement and Plan of Merger, dated July 18, 2007, among Williams Scotsman International, Inc., Ristretto Group S.a.r.l., Ristretto Acquisition Corp. and Ristretto Holdings SCA, as it may be amended from time to time.	☐	☐	☐

Proposal 2 — Any proposal by Williams Scotsman International, Inc.'s board of directors to adjourn the special meeting to a later date, including, without limitation, to solicit additional proxies in favor of the adoption of the Agreement and Plan of Merger, dated July 18, 2007, among Williams Scotsman International, Inc., Ristretto Group S.a.r.l., Ristretto Acquisition Corp. and Ristretto Holdings SCA, as it may be amended from time to time, in the event that there are not sufficient votes represented at the Special Meeting to adopt such Agreement and Plan of Merger.	☐	☐	☐
I plan to attend the Special Meeting.	☐

Please be sure to date and sign this Proxy.	Date

Stockholder sign above	Co-holder (if any) sign above

`		`

d Detach above card, sign, date and mail in postage paid envelope provided. d
Williams Scotsman International, Inc.

Receipt of notice of the Special Meeting and proxy statement is hereby acknowledged, and the terms of the notice and proxy statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment or postponement thereof.
(Please sign, date and promptly return this proxy in the enclosed envelope. No postage is required if mailed in the United States.)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person.
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

QuickLinks

WILLIAMS SCOTSMAN INTERNATIONAL, INC. 8211 Town Center Drive Baltimore, Maryland 21236
WILLIAMS SCOTSMAN INTERNATIONAL, INC. 8211 Town Center Drive Baltimore, Maryland 21236 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 29, 2007
TABLE OF CONTENTS
SUMMARY TERM SHEET
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
THE MERGER
THE PARTIES TO THE MERGER
THE SPECIAL MEETING OF STOCKHOLDERS
THE MERGER AGREEMENT
THE VOTING AGREEMENTS
OTHER IMPORTANT INFORMATION REGARDING WILLIAMS SCOTSMAN
DISSENTERS' APPRAISAL RIGHTS
SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS
OTHER MATTERS
WHERE YOU CAN FIND ADDITIONAL INFORMATION
APPENDIX A
AGREEMENT AND PLAN OF MERGER BY AND AMONG RISTRETTO GROUP S.A.R.L., RISTRETTO ACQUISITION CORP., RISTRETTO HOLDINGS SCA, as Guarantor, AND WILLIAMS SCOTSMAN INTERNATIONAL, INC. July 18, 2007
AGREEMENT AND PLAN OF MERGER
RECITALS
AGREEMENT
ARTICLE I DEFINITIONS
ARTICLE II THE MERGER
ARTICLE III THE SURVIVING CORPORATION
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY
ARTICLE V REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
ARTICLE VI COVENANTS
ARTICLE VII CONDITIONS TO THE MERGER
ARTICLE VIII TERMINATION
ARTICLE IX MISCELLANEOUS
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF WILLIAMS SCOTSMAN INTERNATIONAL, INC.
BYLAWS OF WILLIAMS SCOTSMAN INTERNATIONAL, INC. (A DELAWARE CORPORATION)
ARTICLE I STOCKHOLDERS
ARTICLE II DIRECTORS
ARTICLE III OFFICERS
ARTICLE IV INDEMNIFICATION
ARTICLE V TRANSFER OF SHARE CERTIFICATES
ARTICLE VI AMENDMENTS
APPENDIX B-1
[LETTERHEAD OF CIBC WORLD MARKETS CORP.]
APPENDIX B-2
[LETTERHEAD OF BANC OF AMERICA SECURITIES LLC]
APPENDIX C
DELAWARE CODE TITLE 8. CORPORATIONS CHAPTER 1. GENERAL CORPORATION LAW
SUBCHAPTER IX. MERGER, CONSOLIDATION OR CONVERSION
REVOCABLE PROXY WILLIAMS SCOTSMAN INTERNATIONAL, INC. SPECIAL MEETING OF STOCKHOLDERS OCTOBER 29, 2007 Proxy Solicited By The Board Of Directors